LOGO

THE LATIN AMERICA DOLLAR INCOME FUND, INC.

                                                              September 12, 1997

Dear Stockholder:

     We are pleased to invite you to the Annual Meeting of Stockholders of The Latin America Dollar Income Fund, Inc. The meeting is scheduled for Tuesday, October 28, 1997 at 12:45 p.m., Eastern time, at the offices of Scudder, Stevens & Clark, Inc., 25th floor, 345 Park Avenue (at 51st Street), New York, New York 10154. We hope you will be able to attend.

     In addition to electing directors and ratifying the selection of auditors, the meeting addresses two important matters: (1) a Reorganization of the Fund and (2) the Scudder-Zurich Alliance.

     The Reorganization. At the meeting you will be asked to approve the issuance of shares of your Fund's Common Stock in connection with the Reorganization of The Latin America Dollar Income Fund, Inc. ("LADIF" or the "Acquiring Fund") and Scudder World Income Opportunities Fund, Inc. ("SWIOF" or the "Acquired Fund"). Pursuant to the Reorganization, your Fund would acquire substantially all of the assets and assume substantially all of the liabilities of SWIOF in exchange for newly issued shares of your Fund's Common Stock, which would then be distributed to SWIOF stockholders (the "Reorganization"). In connection with the Reorganization, you will also be asked to modify the Fund's fundamental policy concerning industry concentration to permit the Fund to invest more than 25% of its assets in securities of any world government and to change the name of the Fund to "Scudder Global High Income Fund, Inc."

     The Board of LADIF believes that LADIF stockholders would benefit from LADIF being able to seek investment opportunities throughout the world. Developments have occurred in the market for emerging market debt securities since 1992, when LADIF commenced operations and at which time substantially all issuers of emerging market debt were located in Latin America. Non-Latin American debt issues have, at times, had higher yields and/or returns than Latin American issues. The elimination of LADIF's geographic focus is expected to have other benefits: (1) providing access to more portfolio securities, thereby permitting greater diversification by country, industry and issuer and enhancing portfolio choices and (2) enabling LADIF more opportunity to invest in countries where the performance of debt instruments is less correlated to the performance of issuers in other countries than the Latin American debt markets have been. Detailed information about the proposed Reorganization and the reasons for it are contained in the enclosed materials.

     The Scudder-Zurich Alliance. Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the shareholders of each of the funds for which Scudder act as investment manager, including your Fund, to approve a new investment management agreement.

     The following important facts about the transaction are outlined below:

     - The transaction has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses paid by your Fund will not increase as a result of this transaction.

     - The non-interested Directors of your Fund have carefully reviewed the proposed transaction, and have concluded that the transaction should cause no reduction in the quality of services provided to your Fund and should enhance Scudder's ability to provide such services.

     The Board of Directors of your Fund has approved the Reorganization and the new investment management agreement and recommends that stockholders vote FOR all proposals relating to them and FOR all other proposals described in the attached Joint Proxy Statement -- Prospectus.

     Since all of the funds for which Scudder acts as investment manager are required to conduct stockholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. AFTER REVIEWING THE ENCLOSED MATERIALS, PLEASE TAKE A MOMENT TO COMPLETE, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE TODAY. YOUR PROMPT RETURN OF THE ENCLOSED PROXY IS GREATLY APPRECIATED. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES PERSONALLY WHETHER OR NOT YOU HAVE PREVIOUSLY SUBMITTED A PROXY. IF YOU PLAN TO ATTEND THE MEETING, WE LOOK FORWARD TO SEEING YOU ON OCTOBER 28, 1997.

     We appreciate your continued support and confidence, and I thank you for your goodwill.

                            Very truly yours,
                            Lynn Birdsong signature
                            LYNN S. BIRDSONG
                            President

LOGO              SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
                                                              September 12, 1997

Dear Stockholder:

     We are pleased to invite you to the Annual Meeting of Stockholders of Scudder World Income Opportunities Fund, Inc. The meeting is scheduled for Tuesday, October 28, 1997 at 12:45 p.m., Eastern time, at the offices of Scudder, Stevens & Clark, Inc., 25th floor, 345 Park Avenue (at 51st Street), New York, New York 10154. We hope you will be able to attend.

     In addition to electing directors and ratifying the selection of auditors, the meeting addresses two important matters: (1) a Reorganization of the Fund and (2) the Scudder-Zurich Alliance.

     The Reorganization. At the meeting you will be asked to approve and adopt the Agreement and Plan of Reorganization (the "Plan"), by and between The Latin America Dollar Income Fund, Inc. ("LADIF" or the "Acquiring Fund") and Scudder World Income Opportunities Fund, Inc. ("SWIOF" or the "Acquired Fund"). Under the Plan, your Fund would transfer substantially all its assets and liabilities to LADIF in exchange for newly issued shares of LADIF, which would then be distributed to SWIOF stockholders (the "Reorganization"). If the Reorganization is approved, you will become a stockholder of LADIF, which will operate in a manner substantially similar to your Fund in most respects -- both are exchange-traded, non-diversified, closed-end management investment companies that invest in debt instruments of issuers in emerging markets.

     The Reorganization will result in a larger fund, which should lead to greater efficiency and flexibility in portfolio management and a more liquid trading market for Shares of the combined Fund. In addition, the Reorganization should result in lower expenses for the combined Fund (before the effect of interest charges for any borrowings) than SWIOF currently has. Detailed information about the proposed Reorganization and the reasons for it are contained in the enclosed materials.

     The Scudder-Zurich Alliance. Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the shareholders of each of the funds for which Scudder act as investment manager, including your Fund, to approve a new investment management agreement.

     The following important facts about the transaction are outlined below:

     - The transaction has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses paid by your Fund will not increase as a result of this transaction.

     - The non-interested Directors of your Fund have carefully reviewed the proposed transaction, and have concluded that the transaction should cause no reduction in the quality of services provided to your Fund and should enhance Scudder's ability to provide such services.

     The Board of Directors of your Fund has approved the Reorganization and the new investment management agreement and recommends that stockholders vote FOR all proposals relating to them and FOR all other proposals described in the attached Joint Proxy Statement-Prospectus.

     Since all of the funds for which Scudder acts as investment manager are required to conduct stockholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. AFTER REVIEWING THE ENCLOSED MATERIALS, PLEASE TAKE A MOMENT TO COMPLETE, DATE AND SIGN YOUR PROXY CARD AND MAIL IT IN THE ENCLOSED RETURN ENVELOPE TODAY. YOUR PROMPT RETURN OF THE ENCLOSED PROXY IS GREATLY APPRECIATED. IF YOU ATTEND THE MEETING, YOU MAY VOTE YOUR SHARES PERSONALLY WHETHER OR NOT YOU HAVE PREVIOUSLY SUBMITTED A PROXY. IF YOU PLAN TO ATTEND THE MEETING, WE LOOK FORWARD TO SEEING YOU ON OCTOBER 28, 1997.

     We appreciate your continued support and confidence, and I thank you for your goodwill.

                            Very truly yours,

                            /s/ Lynn S. Birdsong

                            LYNN S. BIRDSONG
                            President

                   THE LATIN AMERICA DOLLAR INCOME FUND, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 28, 1997
                            ------------------------

TO THE STOCKHOLDERS OF THE LATIN AMERICA DOLLAR INCOME FUND, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Latin America Dollar Income Fund, Inc. ("LADIF" or the "Acquiring Fund") will be held at the offices of Scudder, Stevens & Clark, Inc., 25th floor, 345 Park Avenue (at 51 Street), New York, New York 10154, on Tuesday, October 28, 1997 at 12:45 p.m., Eastern time, for the following purposes:

          (1) (a) To approve or disapprove the issuance of shares of LADIF's common stock, par value $.01 per share, in connection with an Agreement and Plan of Reorganization between LADIF and Scudder World Income Opportunities Fund, Inc. ("SWIOF" or the "Acquired Fund") whereby LADIF would acquire substantially all of the assets, and assume substantially all of the liabilities, of SWIOF in exchange for newly issued shares of LADIF's common stock (the "Reorganization"), (b) in connection with the Reorganization, to approve or disapprove a modification of LADIF's fundamental policy concerning industry concentration and (c) in connection with the Reorganization, to approve or disapprove changing the name of the Fund to "Scudder Global High Income Fund, Inc."

          (2) To approve or disapprove an new investment management agreement between LADIF and its investment manager.

          (3) To elect certain Directors to serve for a term of three years.

          (4) To consider and act upon a proposal to ratify the selection of Price Waterhouse LLP to serve as independent accountants of LADIF for its current fiscal year.

          (5) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 15, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     You are cordially invited to attend the Meeting. Stockholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose, so that their shares may be represented at the meeting. Your prompt return of the enclosed proxy is greatly appreciated. If you attend the meeting, you may vote your shares personally whether or not you have previously submitted a proxy. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                            By Order of the Board of Directors

                            [Thomas F. McDonough signature]

                            THOMAS F. MCDONOUGH
                            Secretary

New York, New York
Dated: September 12, 1997

                 SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 28, 1997
                            ------------------------

TO THE STOCKHOLDERS OF SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Scudder World Income Opportunities Fund, Inc. ("SWIOF" or the "Acquired Fund") will be held at the offices of Scudder, Stevens & Clark, Inc., 25th floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 28, 1997 at 12:45 p.m., Eastern time, for the following purposes:

          (1) To approve or disapprove an Agreement and Plan of Reorganization between SWIOF and The Latin America Dollar Income Fund, Inc. ("LADIF" or the "Acquiring Fund") whereby LADIF would acquire substantially all of the assets, and assume substantially all of the liabilities, of SWIOF in exchange for newly issued shares of LADIF's common stock, par value $0.01 per share (the "Reorganization") and, the newly issued shares of LADIF's common stock would be distributed to the stockholders of SWIOF, and SWIOF would subsequently be dissolved.

          (2) To approve or disapprove an new investment management agreement between SWIOF and its investment manager, in the event the Reorganization is not approved.

          (3) To elect certain Directors to serve for a term of three years, in the event the Reorganization is not approved.

          (4) To consider and act upon a proposal to ratify the selection of Coopers & Lybrand L.L.P. to serve as independent accountants of SWIOF for its current fiscal year, in the event the Reorganization is not approved.

          (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 15, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     You are cordially invited to attend the Meeting. Stockholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose, so that their shares may be represented at the meeting. Your prompt return of the enclosed proxy is greatly appreciated. If you attend the meeting, you may vote your shares personally whether or not you have previously submitted a proxy. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                            By Order of the Board of Directors

                            [Thomas F. McDonough signature]

                            THOMAS F. MCDONOUGH
                            Secretary

New York, New York
Dated: September 12, 1997

                   THE LATIN AMERICA DOLLAR INCOME FUND, INC.
                                      AND
                 SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.

                             JOINT PROXY STATEMENT
          ANNUAL MEETINGS OF STOCKHOLDERS TO BE HELD OCTOBER 28, 1997

                            ------------------------

                   THE LATIN AMERICA DOLLAR INCOME FUND, INC.
                                   PROSPECTUS
                            ------------------------

    This Joint Proxy Statement -- Prospectus is being furnished to the stockholders of The Latin America Dollar Income Fund, Inc. (the "Acquiring Fund" or "LADIF") and of Scudder World Income Opportunities Fund, Inc. (the "Acquired Fund" or "SWIOF" and, together with the Acquiring Fund, the "Funds") for use at the Annual Meeting of Stockholders of the Acquiring Fund (the "Acquiring Fund Meeting") and of the Acquired Fund (the "Acquired Fund Meeting" and together with the Acquiring Fund Meeting, the "Meetings") to be held on October 28, 1997, at 12:45 p.m., Eastern time, and at any and all adjournments thereof.

    The Reorganization. At the Acquiring Fund Meeting, stockholders of the Acquiring Fund will be asked to approve a proposal to issue shares of Common Stock, $.01 par value per share (the "Acquiring Fund Shares"), in connection with an Agreement and Plan of Reorganization, dated as of September 9, 1997 (the "Plan"), between the Acquiring Fund and the Acquired Fund whereby the Acquiring Fund would acquire substantially all of the assets, and assume substantially all of the liabilities, of the Acquired Fund in exchange for the Acquiring Fund Shares. At the Acquiring Fund Meeting, stockholders of the Acquiring Fund will also be asked to approve a modification of the Acquiring Fund's fundamental policy concerning industry concentration to permit the Fund to invest more than 25% of its assets in securities of any world government and to change the name of the Acquiring Fund to "Scudder Global High Income Fund, Inc." The number of Acquiring Fund Shares to be issued to the Acquired Fund would be that number having an aggregate net asset value equal to the aggregate value of the net assets of the Acquired Fund transferred to the Acquiring Fund. At the Acquired Fund Meeting, stockholders of the Acquired Fund will be asked to approve the Plan.

    Following receipt of the Acquiring Fund Shares, the Acquiring Fund Shares would be distributed pro rata to the stockholders of the Acquired Fund and the Acquired Fund would be dissolved. This transaction, consisting of the transfer to the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange for the Acquiring Fund Shares and the Acquiring Fund's assumption of substantially all of the liabilities of the Acquired Fund, and the subsequent distribution of the Acquiring Fund Shares in liquidation of the Acquired Fund and its subsequent dissolution, is referred to herein as the "Reorganization."

    The terms and conditions of the Reorganization and related transactions are more fully described in this Joint Proxy Statement -- Prospectus and in the Plan, a copy of which is attached as Appendix I hereto.

    The Scudder-Zurich Alliance. In addition, at the Meetings, stockholders of each of the Acquiring Fund and the Acquired Fund will be asked to approve a proposal relating a new investment advisory agreement between Scudder Kemper Investments, Inc. ("Scudder Kemper") and the respective Fund as a result of the recently announced alliance between Scudder, Stevens & Clark, Inc. and Zurich Insurance Company, a leading international insurance and financial services organization.

    Directors/Accountants. At the Meetings, stockholders of each Fund will also be asked to consider and vote upon the election of certain directors and the ratification of independent accountants for their respective Fund. The stockholders of the Acquired Fund are being asked to vote on these additional matters (as well as the new investment advisory agreement) in case the Reorganization is not approved and the Acquired Fund remains a separate entity; if the Reorganization is approved, the Acquired Fund's directors will cease to serve as such, and its current Investment Advisory, Management and Administration Agreement will terminate, upon the dissolution of the Acquired Fund pursuant to the Plan.

    Each Fund is a closed-end management investment company investing primarily in debt securities of issuers in emerging markets. The principal executive office of each Fund is located at 345 Park Avenue, New York, New York 10154, and the telephone number is (212) 326-6200.

    This Joint Proxy Statement -- Prospectus sets forth concisely the information that stockholders of the Funds should know before voting on the proposals described above and should be retained for future reference. A Statement of Additional Information dated September 12, 1997, relating to this Joint Proxy Statement -- Prospectus and the Reorganization, has been filed with the Commission and is incorporated by reference into this Joint Proxy Statement-Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Acquired Fund at the address listed on the cover page of this Joint Proxy Statement -- Prospectus or by calling 800-349-4281 from within the United States and 01-617-295-3079 from outside the United States.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE
     ACCURACY OR ADEQUACY OF THIS JOINT PROXY STATEMENT -- PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE DATE OF THIS JOINT PROXY STATEMENT -- PROSPECTUS IS SEPTEMBER 12, 1997.

                             AVAILABLE INFORMATION

     Both Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and in accordance therewith are required to file reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). The Commission maintains a Web site (http://www.sec.gov) that contains information about the Funds. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission, Room 1024, Judiciary Plaza, 450 Fifth Street, N.W. Washington, D.C. 20549, and at the Commission's New York Regional Office, Seven World Trade Center, New York, New York 10048 and Chicago Regional Office, Suite 1400, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the Public Reference Branch, office of Consumer Affairs and Information Services of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The shares of common stock of both Funds are listed on the New York Stock Exchange (the "NYSE"), and such reports, proxy statements and other information concerning the Funds can also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

     The Acquiring Fund has filed with the Commission a registration statement on Form N-14 (together with all amendments and exhibits, referred to as the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act"). This Joint Proxy Statement -- Prospectus does not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the Commission. For further information with respect to the Acquiring Fund Shares issuable pursuant to the Reorganization, reference is hereby made to the Registration Statement.

     The information in this Joint Proxy Statement -- Prospectus concerning the Acquiring Fund has been furnished by the Acquiring Fund, and the information concerning the Acquired Fund has been furnished by the Acquired Fund. This Joint Proxy Statement -- Prospectus constitutes a prospectus of the Acquiring Fund with respect to the shares of the Acquiring Fund to be issued in connection with the Reorganization.

                                    SUMMARY

     The following is a summary of certain information contained elsewhere in this Joint Proxy Statement -- Prospectus. This summary is qualified in its entirety by the more detailed information contained herein. Stockholders should read the entire Joint Proxy Statement -- Prospectus. Certain capitalized terms in this summary are defined elsewhere in this Joint Proxy
Statement -- Prospectus.

     The Meetings. This Joint Proxy Statement -- Prospectus is being furnished to the stockholders of the Acquiring Fund and the Acquired Fund in connection with the solicitation by the Boards of Directors of the Funds of proxies to be voted at the Meetings to be held on October 28, 1997 at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 345 Park Avenue, New York, New York. Holders of record of shares of each Fund as of the close of business on August 15, 1997 will be entitled to notice of and to vote at their Fund's Meeting, as described elsewhere in this Joint Proxy Statement-Prospectus.

     Stockholders of the Acquiring Fund will be asked to vote (1) on the approval of the issuance of additional shares of the Acquiring Fund to the Acquired Fund in connection with the Reorganization and, as related matters, the amendment of the Acquiring Fund's fundamental policy concerning industry concentration and the change of the Acquiring Fund's name to "Scudder Global High Income Fund, Inc.", (2) on the approval of a new investment management agreement with Scudder Kemper as investment manager, (3) on the election of two nominees for director and (4) on the ratification of the Acquiring Fund's selection of independent accountants.

     Stockholders of the Acquired Fund will be asked to vote (1) on the approval of the Reorganization, (2) on the approval of a new investment management agreement with Scudder Kemper as investment manager, (3) on the election of two nominees for director and (4) on the ratification of the Acquired Fund's selection of independent accountants. Stockholders of the Acquired Fund will be asked to vote on (2), (3) and (4) in the event the Reorganization is not approved and the Acquired Fund remains a separate entity.

     The details of each proposal to be voted on by the stockholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal in this Joint Proxy Statement-Prospectus.

     The Reorganization. The Board of Directors of each of the Acquiring Fund and the Acquired Fund, which consist of the same individuals, have approved the proposed Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of the Acquired Fund in exchange for the issuance of Acquiring Fund Shares and the assumption by the Acquiring Fund of substantially all of the Acquired Fund's liabilities. Following receipt of the Acquiring Fund Shares, the Acquiring Fund Shares received would be distributed to the stockholders of the Acquired Fund and the Acquired Fund would be dissolved. The number of Acquiring Fund Shares to be issued to the Acquired Fund would be that number having an aggregate net asset value equal to the aggregate value of the Acquired Fund's assets transferred to, net of the liabilities assumed by, the Acquiring Fund as of the time such assets and liabilities are transferred and assumed (such time being referred to as the "Closing Date"). If the requisite stockholder approval is obtained, the Closing Date is expected to be the close of business on November 7, 1997.

     In addition, the Reorganization is conditioned upon the approval by the Acquiring Fund's stockholders of an amendment to the Acquiring Fund's fundamental policy concerning industry concentration and the changing of the Acquiring Fund's name to "Scudder Global High Income Fund, Inc."

     The Plan may be terminated and the Reorganization abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Closing Date (a) by the mutual written consent of the Boards of Directors of the Funds or (b) by either Fund if the conditions to that Fund's obligations have not been satisfied or waived. If the transactions contemplated by the Plan have not been consummated by April 30, 1998, the Plan automatically terminates on that date, unless a later date is mutually agreed upon by the Boards of Directors of both Funds.

     As a result of the Reorganization, the assets of the Funds would be combined and the stockholders of the Acquired Fund would become stockholders of the Acquiring Fund. The directors and officers of the larger combined entity would be identical to that of each of the separate Funds.

     The Board of Directors of each Fund, including the directors of each Fund who are not "interested persons" as that term is defined by the 1940 Act, has concluded that the Reorganization would be in the best interests of the stockholders of each respective Fund and that the interests of those stockholders would not be diluted as a result of the Reorganization.

     Each Board of Directors approved the Reorganization because, among other reasons, it believes that the Reorganization should result in greater efficiency and flexibility in portfolio management and a more liquid trading market for the shares of the combined Fund. In addition, the Boards of the Funds believe that the Reorganization should result in lower expenses for the combined Fund (before the effect of interest charges for any borrowings) than is currently the case for either Fund. In addition, the Board of LADIF believes that LADIF stockholders would benefit from LADIF being able to seek investment opportunities throughout the world and provide LADIF access to more portfolio securities, thereby permitting greater diversification by country, industry and issuer and enhancing portfolio choices and enabling LADIF to invest in countries where the performance of debt instruments is less correlated to each other than the Latin American debt markets have been. Based on these and other factors, each Board concluded that the Reorganization would be in the best interests of the relevant Fund and its stockholders. ACCORDINGLY, THE BOARD OF EACH FUND RECOMMENDS THAT STOCKHOLDERS OF THE FUND VOTE FOR THE APPROVAL OF THE PROPOSALS RELATING TO THE REORGANIZATION. See "The Reorganization" and "Additional Information About the Funds".

     Tax Consequences of the Reorganization. Prior to the Reorganization, each Fund will have received an opinion of counsel that, upon the closing of the Reorganization and the transfer of the assets and liabilities of the Acquired Fund, no stockholder of either Fund will recognize taxable gain or loss upon the issuance of Acquiring Fund Shares in the Reorganization. The consummation of the Reorganization is subject to receipt of such opinions. Accordingly, neither Fund will recognize gain or loss in connection with the Reorganization. In addition, stockholders of the Acquired Fund who receive Acquiring Fund Shares pursuant to the Reorganization will recognize no gain or loss, except with respect to the cash received for a fractional share interest, if any. The holding period and aggregate tax basis of the Acquiring Fund's shares received by an Acquired Fund stockholder will be the same as the holding period and aggregate tax basis of the shares of the Acquired Fund previously held by such stockholder. See "The Reorganization -- Federal Income Tax Consequences of the Reorganization".

     Scudder-Zurich Alliance. Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the stockholders of each of the funds for which Scudder act as investment manager, including your Fund, to approve a new investment management agreement. If the Reorganization is approved and a new investment management agreement with Scudder Kemper is also approved by the stockholders of LADIF in connection with the Scudder-Zurich alliance, the advisory fees to be charged to LADIF (which are the same as those for SWIOF) will not change.

                                 EXPENSE TABLE

     The following table lists the costs and expenses an investor would incur either directly or indirectly as a stockholder of the Funds, based on an estimate of the Funds' operating expenses as of July 31, 1997, and as adjusted to give effect to the Reorganization discussed herein:

                                                                                            LADIF
                                                                   LADIF      SWIOF     (AS ADJUSTED)
                                                                  --------   --------   -------------
STOCKHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)..................    None       None          None
Dividend Reinvestment Plan Fees.................................    None       None          None
ANNUAL EXPENSES (as a percentage of net assets attributable to
  Common Stock)
Investment Management and Administration Fees...................    1.20%      1.20%         1.20%
Servicing Fees..................................................       0%       .10%            0%
Interest Payments on Borrowed Funds.............................       0%*        0%            0%*
Other Expenses (estimated)......................................     .48%       .77%          .40%
                                                                    ----       ----          ----
  Total Annual Expenses (estimated).............................    1.68%      2.07%         1.60%

---------------
* The table reflects that LADIF had no borrowings outstanding on July 31, 1997, although LADIF has the authority to borrow up to 33 1/3% of its total assets. For LADIF's last three fiscal years, the Fund borrowed a weighted average annual percentage of 25.2% of its average net assets. Assuming this rate of borrowings at July 31, 1997, the amount of Interest Payments on Borrowed Funds would have equaled 1.57% at July 31, 1997. In addition, for the 10 months ended August 31, 1997, LADIF's annualized Interest Payments on Borrowed Funds for actual borrowings during that period was .61%.

     The nature of the services for which the Funds pay management and administration fees and servicing fees is described below under the caption "Investment Advisory and Management Arrangements." The nature of the services will not change under the new investment advisory agreement with Scudder to be considered at the Meetings. "Other Expenses" in the above table include fees for stockholder services, custodial fees, legal and accounting fees, printing costs, the costs involved in communicating with stockholders of the Funds and the costs of regulatory compliance and maintaining corporate existence and the listing of shares of the Common Stock on the NYSE.

EXAMPLE

     The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Funds. These amounts are based upon payment by the Funds of operating expenses at the levels set out in the table above and the specific assumptions stated below.

     An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) reinvestment of all dividends and distributions at net asset value:

                                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                           ------     -------     -------     --------
LADIF....................................................   $ 17        $53        $  91        $199
SWIOF....................................................   $ 21        $65        $ 111        $240
LADIF (As Adjusted)......................................   $ 16        $50        $  87        $190

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OF THE FUNDS AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. IN PARTICULAR, THE ACTUAL EXPENSES OF LADIF (AS ADJUSTED) WILL VARY BASED ON THE LEVEL OF INTEREST EXPENSE FOR BORROWINGS. The above example is intended to assist an investor in understanding the various costs and expenses that an investor in the Funds would bear directly or indirectly. Moreover, while the example assumes a 5% annual return, a Fund's performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the Plan may receive shares purchased or issued at a price or value different from net asset value. See "Dividends and Distributions; Automatic Dividend Reinvestment Plan".

             COMPARISON OF THE ACQUIRING FUND AND THE ACQUIRED FUND

GENERAL

     The Acquiring Fund and the Acquired Fund are both non-diversified, closed-end management investment companies organized under the laws of the State of Maryland. The shares of the common stock of the Acquiring Fund and of the Acquired Fund are listed and trade on the NYSE under the symbols LBF and SWI, respectively. After the Reorganization, the Acquiring Fund will be traded on the NYSE under the symbol LBF. The shares of common stock of the Funds have identical corporate attributes except for their trading prices. All of the shares of common stock of both Funds have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. The Funds' shares of common stock are fully paid and non-assessable and have no preemptive, conversion or exchange rights. For more detailed information about the general business and management of the Funds, see "Additional Information About the Funds".

INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the Funds are substantially similar. In addition, except as noted below, the Funds currently have substantially similar investment policies. No significant differences exist regarding the quality of investments permitted for either Fund. The primary difference between the Funds at present is that, while SWIOF is permitted to invest throughout the world, LADIF focuses its investments in Latin American countries, and is required to invest a greater percentage of its assets in U.S. dollar-denominated debt securities than SWIOF. As of July 31, 1997, 91% of LADIF's total assets were invested in U.S. dollar denominated securities and 64% of SWIOF's total assets were so invested. As of July 31, 1997, 98% of LADIF's total assets were invested in securities of Latin American issuers and 55% of SWIOF's total assets were so invested. Further, SWIOF may invest up to 20% of its assets in emerging country equity securities, such as common stocks; LADIF currently may not invest in equity securities. In addition, SWIOF currently may borrow from banks only for temporary or emergency purposes, including for clearance of transactions, share repurchases, tender offers or payments of dividends to stockholders, in an amount not exceeding 5% of the value of the Fund's total assets, including the amount borrowed, while LADIF is authorized to borrow money from banks and other entities in an amount equal to up to 33 1/3% of the Fund's total assets, including the amount borrowed, less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowings for investment purposes.

     At a meeting held on July 29, 1997, the Board of Directors of LADIF approved changes to certain policies of LADIF to become effective on the Closing Date of the Reorganization. Consequently, after the Reorganization, LADIF will have substantially the same investment policies as SWIOF currently has, except that LADIF will retain its borrowing policy. The description of LADIF in the next paragraph in this Proxy Statement -- Prospectus refers to LADIF's CURRENT policies and not to those that would be effective following the Reorganization, at which time the differences between the two Funds in such key areas as geographic focus, country diversification and ability to invest in local currency-denominated securities as well as emerging market equity securities will no longer exist.

     LADIF'S primary investment objective is to seek high current income with capital appreciation as a secondary investment objective. LADIF invests principally in debt obligations of public and private entities located in Latin America. Under normal market conditions, at least 85% of the Fund's total assets is invested in U.S. dollar-denominated Latin American debt instruments, and at least 65% of the Fund's income is derived from such investments. LADIF has a policy of limiting to 15% the portion of its total assets invested in issuers in any one Latin American country other than Argentina, Brazil, Chile, Mexico and Venezuela. For each of these countries, the limitation is 40% of the Fund's total assets. In addition, no more than 25% of the Fund's total assets may be invested in securities issued by the government of any one Latin American country and its agencies and instrumentalities. See "Investment Objectives and Policies".

     SWIOF'S investment objective is high income, and to the extent consistent with that objective, the Fund will also seek capital appreciation. Under normal market conditions, SWIOF invests in a portfolio of income securities of issuers located in developed and developing countries throughout the world. SWIOF may also invest up to 35% of its assets in securities that are not considered income securities, such as common stock, warrants that are not part of a unit with income securities and preferred stock that is non-dividend paying. In no event will more than 20% of SWIOF's assets (measured at the time of investment) be invested in emerging country equity securities. Under normal market conditions, a significant portion of the Fund's assets are invested in emerging markets with at least 65% of the Fund's assets invested in no fewer than 3 countries, one of which may be the United States. SWIOF has a policy of limiting to 25% the portion of its assets invested in issuers in any foreign country other than Argentina, Brazil, Mexico and Venezuela. For these countries, the limitation is 35% of the Fund's assets. The Fund invests at least 50% of its assets in securities denominated in U.S. dollars. Not more than 25% of SWIOF's assets may be invested in securities denominated or indexed to any one foreign currency.

MANAGEMENT OF THE FUNDS

     The Acquiring Fund and the Acquired Fund have the same directors and the same officers. In addition Scudder acts as the investment adviser and administrator for, and manages the investment and reinvestment of the assets of, both Funds. Pursuant to the Investment Advisory, Management and Administration Agreements between the Investment Adviser and each of the Funds, each Fund has agreed to pay the Investment Adviser a monthly fee at an annual rate of 1.20% of each Fund's average weekly net assets for the services and facilities furnished by the Investment Adviser. See "Investment Advisory and Management Arrangements". If the proposal relating to the approval of the new investment management agreement is approved, the fees charged to the Acquiring Fund and the Acquired Fund will not change. See "Approval of New Investment Management Agreements".

DIVIDENDS AND DISTRIBUTIONS

     The Funds have similar dividend policies. Each Fund's present policy, which may be changed by its Board of Directors, is to distribute its net investment income quarterly and to distribute substantially all of its net investment income to holders of common stock. Net capital gains, if any, will be distributed annually to holders of common stock of LADIF and twice per year in the case of SWIOF. After the Reorganization, it is anticipated that net investment income will continue to be distributed quarterly and that substantially all net investment income will be distributed to holders of common stock. In addition, net capital gains, if any, will continue to be distributed annually. See "The Reorganization -- Description of Shares To Be Issued by the Acquiring Fund -- Dividends and Distributions"; "Additional Information About the Funds" and "Taxes".

AUTOMATIC DIVIDEND REINVESTMENT PLAN

     All dividend and capital gain distributions of a Fund will be reinvested automatically in additional shares of the Fund unless a stockholder elects to receive cash. Stockholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to confirm that they may participate in each Fund's dividend reinvestment plan. See "The
Reorganization -- Description of Shares To Be Issued by the Acquiring
Fund -- Automatic Dividend Reinvestment Plan".

SPECIAL CONSIDERATIONS REGARDING THE REORGANIZATION

     The following factors should be taken into consideration by stockholders of each Fund in their evaluation of the Reorganization:

          1. During the periods since the inception of the Funds, shares of both Funds at various times have traded at a premium and a discount to net asset value. Since the termination of share price stabilization following each Fund's initial public offering, share prices for prices for the Acquiring Fund have fluctuated between a maximum premium of 25.6% and a maximum discount of 12.8% and for the Acquired Fund have fluctuated between a maximum premium of 10.0% and a maximum discount of 15.8%. Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to state whether shares of the Acquiring Fund will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

          2. Certain of the instruments held by LADIF, and certain of the investment practices that LADIF may employ, could expose LADIF to special risks. The instruments presenting LADIF with risks include illiquid investments, investments in non-publicly traded securities, convertible securities and warrants. Among the risks that some but not all of these instruments involve are lack of liquid secondary markets, difficulty in valuation and certain credit risks. Investment practices involving risks to LADIF include participating in privatization programs implemented by or on behalf of the governments of emerging countries, investing in other investment funds, entering into Strategic Transactions (as defined below under "Investment Objectives and Policies -- Strategic Transactions"), entering into securities transactions on a when-issued or delayed delivery basis, entering into repurchase agreements, engaging in short sales of securities and lending portfolio securities. Among the risks that some, but not all, of these practices involve are the payment of duplicative fees and expenses, the possibility of default by the other party to the transaction and increased exposure to fluctuations in the market price of securities.

     LADIF is permitted to invest without limitation in Income Securities that are not current in the payment of interest or principal and in Income Securities that are in default, so long as the Investment Adviser believes it to be consistent with LADIF's investment objectives. LADIF may also invest in participations in, or assignments of, loans arranged through private negotiations between an issuer of an Income Security and one or more private financial institutions, in which LADIF may acquire rights only against its seller, rather than against the underlying borrower, or in which the rights acquired by LADIF may differ from those of the original lender.

          3. The performance of the Funds in terms of dividend yield and total return has varied since inception based on the composition of their portfolios. Set forth below is performance data for certain periods based on both each Fund's net asset value and each Fund's market value. Past performance is not a guarantee of future results, and it is not possible to predict whether the performance of the Funds will be positively or negatively affected by the Reorganization.

                  TOTAL RETURN FOR PERIODS ENDED JULY 31, 1997
                          (BASED ON NET ASSET VALUES)

                                                                   THREE YEAR        INCEPTION TO DATE(a)
                                                              --------------------   --------------------
                                                              AVERAGE                AVERAGE
                                                              ANNUAL    CUMULATIVE   ANNUAL    CUMULATIVE
                  NAME OF FUND                     ONE YEAR   RETURN      RETURN     RETURN      RETURN
-------------------------------------------------  --------   -------   ----------   -------   ----------
SWIOF............................................    31.84%    22.31%      82.97%     19.82%      81.81%
LADIF(b).........................................    36.79%    25.81%      99.13%     17.85%     127.39%

---------------
(a) SWIOF commenced operations on April 11, 1994. LADIF commenced operations on July 31, 1992.

(b) The information presented for LADIF is based upon LADIF's current investment policies and procedures and investment restrictions, which will change in connection with the Reorganization. See "The Reorganization -- Change of LADIF's Name; Amendment of Fundamental Policy on Industry Concentration," "Investment Objectives and Policies" and "Investment Restrictions".

                  TOTAL RETURN FOR PERIODS ENDED JULY 31, 1997
                            (BASED ON MARKET PRICES)

                                                                   THREE YEAR        INCEPTION TO DATE(a)
                                                              --------------------   --------------------
                                                              AVERAGE                AVERAGE
                                                              ANNUAL    CUMULATIVE   ANNUAL    CUMULATIVE
                  NAME OF FUND                     ONE YEAR   RETURN      RETURN     RETURN      RETURN
-------------------------------------------------  --------   -------   ----------   -------   ----------
SWIOF............................................    39.99%    19.74%      71.67%     14.48%      56.40%
LADIF............................................    42.56%    25.42%      97.31%     15.26%     103.51%

---------------
(a) SWIOF commenced operations on April 11, 1994. LADIF commenced operations on July 31, 1992.

                         COMPARATIVE YIELD INFORMATION

                                                                         DIVIDEND YIELD AS
                                                                     PERCENTAGE OF MARKET PRICE
                             NAME OF FUND                               ON JULY 31, 1997(a)
    ---------------------------------------------------------------  --------------------------
    SWIOF..........................................................             8.59%
    LADIF..........................................................             9.16%

---------------
(a) Reflects all income dividends paid during the twelve-month period ended July 31, 1997.

                                  RISK FACTORS

     Set forth below are the principal risk factors related to investing in LADIF. These risks are also generally present in an investment in SWIOF, given the similarities in the investment objectives and policies and structure of the two Funds. In addition, while LADIF and not SWIOF has been exposed to the risks of leverage due to its borrowing policy, this same risk will apply to the combined Fund following the Reorganization.

     Investments in Income Securities. The value of the Income Securities (as defined below under "Investment Objectives and Policies") held by LADIF, and thus the net asset value of the Common Stock, generally will fluctuate with (i) changes in the perceived creditworthiness of the issuers of those securities,
(ii) movements in interest rates and (iii) changes in the relative values of the currencies in which LADIF's investments in Income Securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various other factors, such as the average maturity of LADIF's investments in Income Securities, and the extent to which LADIF hedges its interest rate and currency exchange rate risks which may be limited. Although LADIF may invest in securities of any maturity, many of the Income Securities in which LADIF will invest, including Brady Bonds, are expected to have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in interest rates and other market conditions. In addition, securities issued at a deep discount, such as certain types of Brady Bonds and zero coupon obligations in which LADIF may invest, are subject to greater fluctuations of market value in response to changes in interest rates than debt obligations of comparable maturities that were not issued at a deep discount. See "Investment Objectives and Policies".

     Investment in High Yield, High Risk Securities. At any one time, substantially all of LADIF's assets may be invested in high yield, high risk Income Securities which are predominantly speculative. Such Income Securities are generally considered to have a credit quality below investment grade as determined by internationally recognized credit rating organizations, such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poors Ratings Group ("S&P"), and frequently are unrated. Income Securities rated below investment grade (that is, rated Ba1 or lower by Moody's or BB+ or lower by S&P) and unrated securities of comparable credit quality are considered to be speculative and to involve major risk exposures to adverse conditions. Investment in such securities typically involves risks not associated with higher grade securities, including, among others, overall greater risk of nonpayment of interest and principal, potentially greater sensitivity to general economic conditions and changes in interest rates, greater market price volatility and less liquid secondary market trading. Certain of the Income Securities in which LADIF may invest may be considered comparable to securities having the lowest ratings assigned by Moody's or S&P (that is, rated C by Moody's or D by S&P). These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

     Investments in Sovereign Debt. Investments in debt securities issued or guaranteed by foreign governments, their agencies, instrumentalities or political subdivisions, by supranational organizations, or by government owned, controlled or sponsored entities, including central banks (collectively, "Sovereign Debt") involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding that a holder may avail itself of with respect to Sovereign Debt on which a sovereign has defaulted and, accordingly, LADIF may be unable to collect all or any part of its investment in a particular issue. A substantial portion of the Sovereign Debt in which LADIF will invest, including Brady Bonds, is issued as part of debt restructurings and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized. LADIF may also invest in securities of issuers organized solely for the purpose of restructuring the investment characteristics of other securities (including Brady Bonds) in which LADIF may invest. For example, LADIF may invest in a security that restructures a collateralized Brady Bond in such a manner that LADIF's investment will not benefit from such collateralization and thus will be subject to greater risks. See "Investment Objectives and Policies -- Restructured Securities".

     Investments in Equity Securities. Common stock generally represents the most junior position in an issuer's capital structure and, as such, generally entitles holders to an interest in the assets of the issuer, if any, remaining after all more senior claims to such assets have been satisfied. Holders of common stock generally are entitled to dividends only if and to the extent declared by the governing body of the issuer out of income or other assets available after making interest, dividend and any other required payments on more senior securities of the issuer. Warrants are securities permitting, but not obligating, their holders to subscribe for other equity securities, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than other types of equity investments.

     Foreign Issuers. Investments in securities of foreign issuers and, in particular, issuers in emerging countries, involve risks and special considerations not typically associated with investment in the securities of U.S. issuers. Because LADIF expects that, even after the Reorganization it will invest to a large extent in securities of Latin American issuers, LADIF is likely to be especially susceptible to risks affecting Latin American countries as well as to risks affecting other emerging markets. Trading volume in certain foreign securities markets is substantially less than that in the securities markets of the United States or other developed countries. In addition, securities of non-U.S. issuers held by LADIF may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. Commissions for trading on foreign country stock exchanges are generally higher than commissions for trading on U.S. exchanges, and companies in foreign countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Further, foreign markets typically have less government supervision and regulation of the securities markets and participants in those markets have significantly smaller capitalization as compared to the U.S. markets.

     In the course of investment in foreign countries, LADIF will be exposed to the direct or indirect consequences of political, social and economic changes in one or more countries. The possibility exists in some, if not all, foreign countries of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) that could affect adversely the economies of those countries or the value of LADIF's investments in the countries. In emerging countries in particular, there is increased risk of hyperinflation, currency devaluation and government intervention in the economy in general.

     Foreign investment in certain countries is restricted or controlled to varying degrees. These restrictions or controls often take the form of: requiring governmental approval for the repatriation of investment income or the proceeds of sales of securities by foreign investors; requiring governmental approval prior to investments by foreign persons; limiting the amount or type of investments that may be made by foreign investors in companies in the foreign countries; and restricting investment opportunities in issuers in industries deemed important to national interests. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of LADIF.

     Because of LADIF's intent to invest to a significant extent in emerging markets, the risks described above may be exacerbated, particularly risks arising from political, social and economic changes in or one or more emerging markets.

     Foreign Currencies. After the Reorganization up to 50% of LADIF's assets will be invested in securities denominated in foreign currencies, and much of the income received by LADIF may be in foreign currencies. Because LADIF will invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in LADIF's portfolio and the unrealized appreciation or depreciation of SWIOF's investments. Changes in foreign exchange rates may also adversely affect SWIOF's ability to make distributions to its stockholders. In addition, LADIF will incur costs in connection with conversions between various currencies. The currencies of certain countries in which LADIF may invest have in the past experienced significant devaluations relative to the U.S. dollar. Although LADIF is authorized to use various investment strategies to hedge various market risks, such as changes in currency exchange rates, many of these strategies may not at the present time be used by LADIF to a significant extent with respect to emerging country securities and may not become available for extensive use in the future.

     Special Techniques. Certain of the instruments held by LADIF, and certain of the investment practices that LADIF may employ, could expose LADIF to special risks. The instruments presenting LADIF with risks include illiquid investments, investments in non-publicly traded securities, convertible securities and warrants. Among the risks that some but not all of these instruments involve are lack of liquid secondary markets, difficulty in valuation and certain credit risks. Investment practices involving risks to LADIF include participating in privatization programs implemented by or on behalf of the governments of emerging countries, investing in other investment funds, entering into Strategic Transactions (as defined below under "Investment Objectives and Policies -- Strategic Transactions"), entering into securities transactions on a when-issued or delayed delivery basis, entering into repurchase agreements, engaging in short sales of securities and lending portfolio securities. Among the risks that some, but not all, of these practices involve are the payment of duplicative fees and expenses, the possibility of default by the other party to the transaction and increased exposure to fluctuations in the market price of securities. See "Investment Objectives and Policies".

     LADIF is permitted to invest without limitation in Income Securities that are not current in the payment of interest or principal and in Income Securities that are in default, so long as the Investment Adviser believes it to be consistent with LADIF's investment objectives. LADIF may also invest in participations in, or assignments of, loans arranged through private negotiations between an issuer of an Income Security and one or more private financial institutions, in which the Fund may acquire rights only against its seller, rather than against the underlying borrower, or in which the rights acquired by LADIF may differ from those of the original lender. See "Investment Objectives and Policies".

     Foreign Taxation. Certain interest or dividends received by LADIF may be subject to withholding and other taxes imposed by foreign countries, which taxes would reduce the return to LADIF on those securities; this reduction may not be recoverable by LADIF or its stockholders.

     Non-Diversified Status. LADIF is classified as a "non-diversified" investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the securities of a single issuer. To the extent that LADIF invests in a limited number of issuers, LADIF will be subject to greater risks of loss as a result of changes in the value of any single investment. LADIF intends to comply with the diversification requirements imposed by the U.S. Internal Revenue Code of 1986, as amended (the "Code").

     Anti-Takeover Provisions. Certain provisions of LADIF's Articles of Incorporation may have the effect of inhibiting LADIF's possible conversion to an open-end investment company and limiting the ability of other persons to acquire control of LADIF. In certain circumstances, these provisions might also inhibit the ability of stockholders to sell their shares of Common Stock at a premium over prevailing market prices. LADIF's Board of Directors has determined that these provisions are in the best interest of stockholders generally. See "Description of Shares to be Issued by the Acquiring Fund".

     Discount to Net Asset Value. Shares of closed-end investment companies have frequently traded at a discount from net asset values. This characteristic is a risk separate and distinct from the risk that LADIF's net asset value may decrease, and may be greater for investors expecting to sell their shares of Common Stock in a relatively short period. The Common Stock should thus be viewed as being designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

                                  THE MEETINGS

GENERAL

     This Joint Proxy Statement -- Prospectus is furnished in connection with the solicitation by the Boards of Directors of the Acquired Fund and the Acquiring Fund of proxies to be voted at the Acquired Fund Meeting and the Acquiring Fund Meeting, respectively, each to be held at the offices of Scudder, Stevens & Clark, Inc., 25th floor, 345 Park Avenue, New York, New York 10154, on October 28, at 12:45 p.m., eastern time, and at any and all adjournments of such meetings. Additional solicitation may be made by letter, telephone or telegraph by officers of the Funds, by officers or employees of the Investment Adviser, or by dealers and their representatives. The Funds have engaged Shareholder Communications Corporation to assist in the solicitation of proxies at a total estimated cost of $24,000. The aggregate cost of solicitation of the stockholders of the Funds is expected to be approximately $35,000.

     The Funds and Scudder have agreed that the cost of preparing, printing and mailing the enclosed proxy, accompanying notice and Joint Proxy
Statement -- Prospectus, and all other costs in connection with the solicitation of proxies will be shared among the Funds and Scudder. The Funds have agreed to pay 75% of these costs and Scudder has agreed to pay 25% of these costs for amounts that are less than or equal to $300,000. Scudder has also agreed to pay all of these costs that are in excess of $300,000. The costs to be paid by the Funds will be shared pro rata based upon the Funds' relative asset size. See "The Reorganization -- Expenses Associated with the Reorganization" for information relating to the payment of other expenses of the Reorganization.

     Shareholder Communications Corporation, or an agent of Shareholder Communications Corporation may call stockholders to ask if they would be willing to authorize Shareholder Communications Corporation or its agent to execute a proxy on their behalf authorizing the voting of their shares in accordance with the instructions given over the telephone by the stockholders. The latter telephone solicitation procedure is designed to authenticate the stockholder's identity by, among other things, asking the stockholder to provide his or her social security number (in the case of an individual) or taxpayer identification number (in the case of an entity). The stockholder's instructions will be implemented in a proxy executed by Shareholder Communications Corporation or its agent and a confirmation will be sent to the stockholder to ensure that the vote has been authorized in accordance with the stockholder's instructions. Although a stockholder's vote may be solicited and cast in this manner, each stockholder will receive a copy of this Joint Proxy Statement -- Prospectus and may vote by mail using the enclosed proxy card. The Funds believe that this telephone voting system will comply with Maryland law and will obtain an opinion of counsel to that effect prior to implementing such procedures.

     It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. The Funds may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy materials to beneficial owners.

     The Board of Directors of each Fund has fixed the close of business on August 15, 1997 as the record date (the "Record Date") for determining holders of that Fund's shares of common stock entitled to notice of and to vote at each Fund's Meeting. Each stockholder will be entitled to one vote for each share held. At the close of business on the Record Date, there were outstanding 6,140,840 shares of the Acquiring Fund and 3,419,143 shares of the Acquired Fund. This Joint Proxy Statement -- Prospectus is first being mailed to stockholders of the Funds on or about September 8, 1997.

     In the event that a quorum necessary for a stockholders meeting is not present or sufficient votes to approve one or more of the proposals are not received by October 28, 1997, the persons named as proxies may propose one or more adjournments of a Meeting to permit further solicitation of proxies. In determining whether to adjourn a Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares of the relevant Fund present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon a decision to adjourn a Meeting with respect to a Fund after consideration of the best interests of all stockholders of that Fund.

VOTING; PROXIES

     The Shares of the Acquiring Fund that are entitled to vote at the Acquiring Fund Meeting and that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the stockholder's instructions indicated on such proxies. If no contrary instructions are indicated, such shares will be voted FOR the approval of the issuance of the Acquiring Fund Shares in connection with the Reorganization, FOR the modification of the Acquiring Fund's fundamental investment policy concerning industry concentration, FOR changing the Acquiring Fund's name to "Scudder Global High Income Fund, Inc.," FOR the approval of the new investment management agreement with its investment manager, FOR the election of the two nominees for director and FOR ratification of the Acquiring Fund's selection of independent accountants, as described in this Joint Proxy
Statement -- Prospectus.

     The Shares of the Acquired Fund that are entitled to vote at the Acquired Fund Meeting and that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the stockholder's instructions indicated on such proxies. If no contrary instructions are indicated, such Shares will be voted FOR approval of the Reorganization, FOR the approval of the new investment management agreement with its investment manager, FOR the election of the two nominees for director and FOR ratification of the Acquired Fund's selection of independent accountants, as described in this Joint Proxy Statement -- Prospectus.

     A quorum of stockholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of stockholders at that Meeting. Votes cast by proxy or in person at each Meeting will be tabulated by the inspectors of elections appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting.

     The description of each proposal contained in this Joint Proxy
Statement -- Prospectus contains the details as to the specific vote that is required to approve the proposal. Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for those proposals that are to be approved by obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund present at the meeting and a majority of the voting securities of the Fund present at the meeting.

     Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. ACCORDINGLY, STOCKHOLDERS ARE URGED TO FORWARD THEIR VOTING INSTRUCTIONS PROMPTLY.

     The details of each proposal to be voted on by the stockholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below. Stockholders of either Fund who execute proxies may revoke them at any time before they are voted by filing with their Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

                               THE REORGANIZATION

     The terms and conditions under which the proposed Reorganization may be consummated are set forth in the Agreement and Plan of Reorganization (the "Plan"). Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix I to this Joint Proxy Statement -- Prospectus.

GENERAL

     The Plan contemplates a proposed Reorganization under which (a) the Acquiring Fund would acquire substantially all of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of substantially all of the liabilities of the Acquired Fund and the issuance of Acquiring Fund Shares to the Acquired Fund; (b) the Acquiring Fund Shares would be distributed to the stockholders of the Acquired Fund; and (c) the Acquired Fund would be dissolved and liquidated and its registration under the 1940 Act would be terminated. The number of Acquiring Fund Shares to be issued to the Acquired Fund would be that number having an aggregate net asset value equal to the aggregate value of the Acquired Fund's assets transferred to, net of the liabilities assumed by, the Acquiring Fund as of the time such assets and liabilities are transferred and assumed (such time being referred to as the "Closing Date"). If the requisite stockholder approval is obtained, the Closing Date is expected to be the close of business on November 7, 1997.

     The result of the Reorganization would be that (a) the Acquiring Fund would add to its assets substantially all of the assets of the Acquired Fund, other than cash to be used to pay expenses of the Acquired Fund and to make a final distribution of ordinary income and capital gains to the stockholders of the Acquired Fund as of the Closing Date and (b) the stockholders of the Acquired Fund as of the Closing Date would become stockholders of the Acquiring Fund. See "Description of Shares To Be Issued by the Acquiring Fund" and "Comparison of Rights of Holders of Shares of the Acquiring Fund and the Acquired Fund" for a description of the rights of such stockholders. For Federal income tax reasons, the Acquired Fund must distribute all of its income and capital gains prior to the end of its fiscal year, which would occur at the Closing Date.

     If the requisite stockholder approval is obtained, the assets of the Acquired Fund to be acquired by the Acquiring Fund will include without limitation all cash (except as necessary to pay the liabilities retained by the Acquired Fund or described in the next sentence), cash equivalents, instruments and other securities, receivables and other property owned by the Acquired Fund. The Acquiring Fund will assume from the Acquired Fund all debts, liabilities, obligations and duties of the Acquired Fund, other than (a) certain expenses incurred by the Acquired Fund in connection with the Reorganization and (b) the Acquired Fund's obligation to distribute any ordinary income and capital gains accrued as of the Closing Date.

     The value of the Acquired Fund's assets to be acquired and the liabilities to be assumed by the Acquiring Fund and the net asset value per share for the shares to be issued by the Acquiring Fund will be determined by Scudder Fund Accounting Corporation ("SFAC"), the accounting agent for both Funds, as of the Closing Date. To determine the net asset value per share for the Funds, the value of the securities held by each Fund plus any cash or other assets (including interest and dividends accumulated but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily. The number of Acquiring Fund Shares to be issued to the Acquired Fund pursuant to the Closing will be calculated based on the determinations of SFAC.

     As soon as practicable after the Closing Date, the Acquired Fund would distribute the Acquiring Fund Shares received by it pro rata to its stockholders of record in exchange for such stockholders' interests in the Acquired Fund. Such distribution would be accomplished by opening accounts on the books of the Acquiring Fund in the names of the stockholders of the Acquired Fund and transferring to those stockholder accounts the Acquiring Fund Shares previously credited on those books to the account of the Acquired Fund. Each stockholder account would represent the respective pro rata number of Acquiring Fund Shares due such Acquired Fund stockholder. Fractional shares will not be issued except upon surrender of his or her Acquired Fund Share certificates. See "Surrender and Exchange of Acquired Fund Share Certificates" for a description of the procedures to be followed by Acquired Fund stockholders to obtain their Acquiring Fund Shares (and cash in lieu of fractional shares, if any). The Acquired Fund would be dissolved thereafter.

     Accordingly, as a result of the Reorganization, every stockholder of the Acquired Fund would own Acquiring Fund Shares that would have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that stockholder's Acquired Fund Shares immediately prior to the Closing Date. Since the Acquiring Fund Shares would be issued at net asset value in exchange for net assets of the

Acquired Fund having a value equal to the aggregate net asset value of those shares, the net asset value per share of the Acquiring Fund Shares should remain virtually unchanged by the Reorganization. Thus, the Reorganization should result in no dilution of net asset value of any stockholder's holdings, other than to reflect the cost to effect the Reorganization. See "Pro Forma Financial information". However, as a result of the Reorganization, a stockholder of either Fund would likely hold a reduced percentage of ownership in the larger combined entity than he or she did in either of the constituent Funds.

     The Plan may be terminated and the Reorganization abandoned, whether before or after approval by the Funds' stockholders, at any time prior to the Closing Date (a) by the mutual written consent of the Boards of Directors of the Funds or (b) by either Fund if the conditions to that Fund's obligations under the Plan have not been satisfied or waived and it reasonably appears that such conditions will not be satisfied. If the transactions contemplated by the Plan have not been consummated by April 30, 1998, the Plan automatically terminates on that date, unless a later date is mutually agreed upon by the Boards of Directors of both Funds. Under Maryland law and each Fund's Articles of Incorporation/By-Laws, stockholders of the Funds do not have appraisal rights with respect to the Reorganization.

CHANGE OF LADIF'S NAME; AMENDMENT OF FUNDAMENTAL POLICY ON INDUSTRY
CONCENTRATION

     The Reorganization is subject to several conditions, including the approval by the Acquiring Fund's stockholders of (i) an amendment to LADIF's Articles of Incorporation changing its name to "Scudder Global High Income Fund, Inc." and
(ii) an amendment to LADIF's fundamental policy concerning industry concentration.

     Name Change. As stated above, the Board of Directors of LADIF has approved changes to certain investment policies of LADIF to conform them to those of SWIOF, such changes to become effective upon the closing of the Reorganization. Two of the more important of those changes involve broadening the geographic universe of Fund investments and permitting up to 50% of Fund assets to be invested in local currency-denominated securities. The name of LADIF is proposed to be changed in order to more accurately reflect the broader investment focus and policies of the combined Fund following the Reorganization.

     The Board of LADIF believes that LADIF stockholders would benefit from the Fund being able to seek investment opportunities throughout the world. Developments have occurred in the market for emerging market debt securities since 1992, when LADIF commenced operations. In 1992, substantially all issuers of emerging market debt were located in Latin America. Five years later, significant issuers are in Eastern Europe and Asia, and there are growing markets in Africa. Non-Latin American debt issues have, at times, had higher yields and/or returns than Latin American issues. In addition, investment in certain of the emerging debt markets that are less mature than the Latin American market generally may provide a greater opportunity to achieve capital appreciation. In addition to positioning the Fund to take advantage of potentially higher returns available in emerging markets other than Latin America, the elimination of LADIF's geographic focus is expected to have other benefits: (1) providing access to more portfolio securities, thereby permitting greater diversification by country, industry and issuer and enhancing portfolio choices and (2) enabling LADIF more opportunity to invest in countries where the performance of debt instruments is less correlated to the performance of issuers in other countries than the Latin American debt markets have been. Moreover, greater geographic diversification of investments may reduce the volatility of the Fund's net asset value related to the Fund's use of leverage.

     After the Reorganization, the Fund will have the authority to invest up to 50% of its assets in securities denominated in local currencies; LADIF is currently limited to 20%. The Investment Adviser believes that while investing a higher percentage of its assets in non-U.S. dollar denominated securities may result in greater volatility in the combined Fund's net asset value, those securities generally have higher yields than U.S. dollar denominated securities.

     Change of Industry Concentration Policy. The Acquiring Fund's current fundamental policy concerning industry concentration generally prohibits the Acquiring Fund from investing more than 25% of its assets in securities issued by the government of any country and its agencies and instrumentalities. However, the policy has an exception for securities issued by the government of any one Latin American country and its agencies and instrumentalities. The effect of the exception is that LADIF may invest more than 25% of its assets in securities issued by any one Latin American country if the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objectives would be materially adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities. The proposal would amend this policy to delete the reference to "Latin American" in the exception, thereby permitting LADIF to invest more than 25% of its assets in any country under the circumstances described in the policy. See "Investment Restrictions" below for the text of the investment policy proposed to be amended.

     The Investment Adviser believes now, as it did in 1992 when the Fund started, that the ability to invest more than 25% of its assets in government securities of a single country is helpful in light of the evolving nature of the markets for emerging market debt securities and the ever-changing investment characteristics and returns in those markets. The policy as originally drafted reflected the Fund's focus on Latin America; the change in policy is being proposed to reflect the Fund's broadened global perspective.

REASONS FOR THE PROPOSED REORGANIZATION

     The Board of Directors of the Acquiring Fund and the Board of Directors of the Acquired Fund, which consist of the same directors, each believes that the Reorganization is in the best interests of the stockholders of its respective Fund and recommends that the stockholders of that Fund vote FOR approval of the proposal relating to the Reorganization.

     In approving the Reorganization, the Boards identified certain potential benefits from combining the Funds. The Boards also considered the possible risks and costs of combining the Funds and determined that the risks and costs of the Reorganization are outweighed by the anticipated benefits to the stockholders of both Funds.

     The larger fund that would result from the Reorganization would have a much larger asset base than SWIOF or LADIF has currently, expected to be approximately $161.2 million as compared with LADIF's net assets of $103.4 million and SWIOF's net assets of $57.8 million, each as of July 31, 1997. Based on data presented by the Investment Adviser, the Boards of LADIF and SWIOF believe that operating expenses for the larger combined Fund will be lower than the aggregate operating expenses for either Fund currently, declining from annual expense ratios of 2.07% for SWIOF and 1.68% for LADIF as of July 31, 1997 to 1.60% (excluding any interest expense that would be incurred were the combined Fund to borrow).

     In approving the Reorganization, the Boards of LADIF and SWIOF considered other ways of increasing the sizes of the Funds, such as a secondary offering of shares or a rights offering, and considered the Reorganization to provide the best alternative at the present time for increasing LADIF's and SWIOF's asset sizes.

     The Boards also considered several other benefits of the Reorganization that can be expected for each Fund:

     A larger asset base should provide benefits in portfolio management. After the Reorganization, the Acquiring Fund should be able to take positions of a meaningful size in more markets, thereby diversifying holdings to mitigate risks, while participating in more investment opportunities. In addition, a larger aggregate size could result in a more liquid trading market for shares of the combined Fund, which might have a positive impact on the discount at which each Fund's shares have tended to trade. Further, the Reorganization itself should focus the attention of a wider circle of securities analysts on the Funds, and after the Reorganization, may facilitate securities analysts' following of the larger combined Fund since it would eliminate confusion in the marketplace between two funds both investing in emerging market debt securities managed by the same adviser and would result in a fund with an aggregate size that could command more attention from investment company analysts. Greater analysts' attention could result in more active trading in Fund shares with the concomitant benefit of a narrower discount on Fund shares, although this cannot be guaranteed.

     In approving the Reorganization, the Boards considered the fact that the Reorganization should not be expected to have an adverse effect on the financial status and ongoing performance of each Fund. The Boards examined the relative credit strength, maturity characteristics, mix of type and purpose, and yield of the portfolios of the Funds and the costs involved in a transaction such as the Reorganization. The Boards noted the similarities between the Funds, including their similar investment objectives and investment policies. The Board also considered the fact that the Funds have the same key service providers, including the Investment Adviser, the Custodian and the Transfer Agent.

     Based on these factors, the Boards concluded that the expenses and costs of implementing the Reorganization are outweighed by the benefits that are anticipated to be derived from Reorganization. In approving the Reorganization, the Boards of Directors of the Funds determined that the interests of existing stockholders of the Funds would not be diluted as a result of the Reorganization. See "Pro Forma Financial Information."

VOTE REQUIRED

     Consummation of the Reorganization requires the approval of the stockholders of both Funds.

     LADIF Stockholders are being asked to approve the issuance of LADIF common stock in the Reorganization, whereby the Acquiring Fund would acquire substantially all of the assets and assume substantially all of the liabilities of the Acquired Fund in exchange for the Acquiring Fund Shares issued. A vote in favor of the proposal to issue LADIF shares by a stockholder of LADIF will also be considered a vote in favor of the related proposals to amend the Acquiring Fund's industry concentration restriction and to change the Acquired Fund's name to "Scudder Global High Income Fund, Inc." Even if approved, the amendment to the industry concentration restriction and the change of the Fund's name will not be implemented unless the Reorganization is also consummated and, in like manner, the Reorganization will not be consummated unless the proposal to amend the industry concentration restriction and to change the Fund's name have been approved. Adoption of the proposal to issue LADIF shares requires the affirmative vote of the holders of a majority of the votes cast at the Acquiring Fund Meeting in person or by proxy. Approval of the proposal to amend the industry concentration restriction has a different voting requirement: the affirmative vote of a majority of the Acquiring Fund's outstanding voting securities (which, for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). Approval of the proposal to change the Acquiring Fund's name requires the affirmative vote of the holders of at least a majority of the shares of the Acquiring Fund entitled to vote on the proposal. As a consequence of applying these different voting requirements, the Reorganization will not be consummated unless the highest of the voting requirements is met, specifically, the affirmative vote of the holders of at least a majority of the shares of the Acquiring Fund entitled to vote on the proposal.

     SWIOF Stockholders are being asked to approve the Reorganization, whereby
(a) the Acquired Fund would transfer substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of substantially all of the Acquired Fund's liabilities by the Acquiring Fund; and (b) the Acquiring Fund Shares received by the Acquired Fund would be distributed to stockholders of the Acquired Fund and the Acquired Fund would subsequently be dissolved. Adoption of this proposal will require the affirmative vote of the holders of at least a majority of the shares of the Acquired Fund entitled to vote on the proposal.

     In the event that the requisite stockholder approval is not obtained, the Funds will remain separate entities and continue to operate as such.

DESCRIPTION OF SHARES TO BE ISSUED BY THE ACQUIRING FUND

     General. The Articles of Incorporation of the Acquiring Fund (the "Acquiring Fund's Articles") authorizes the issuance of 100,000,000 shares of capital stock in a single class, par value $.01 per share. As of July 31, 1997, there were issued and outstanding 6,140,840 Acquiring Fund Shares. If the Reorganization is approved, at the Closing Date the Acquiring Fund will issue additional Acquiring Fund Shares. The number of such additional Acquiring Fund Shares will be based on the relative net asset values of the Funds as of the Closing Date; based on the relative net asset values as of July 31, 1997, the Acquiring Fund would have issued approximately 3,428,524 additional Acquiring Fund Shares if the Reorganization had occurred as of that date. The terms of the Shares to be issued pursuant to the Reorganization will be identical to the terms of the Acquiring Fund Shares that are outstanding. All of the Acquiring Fund's Shares have equal non-cumulative voting rights and equal rights with respect to dividends, assets and dissolution. The Acquiring Fund Shares are fully paid and non-assessable and have no preemptive, conversion or exchange rights.

     Dividends and Distributions. It is the Acquiring Fund's present policy, which may be changed by the Board of Directors, to pay dividends quarterly and to distribute substantially all of its net investment income to holders of common stock. Net capital gains, if any, will be distributed annually to holders of Common Stock. The Acquiring Fund's distribution level is determined by the Board of Directors of the Acquiring Fund after giving consideration to a number of factors, including the Acquiring Fund's undistributed net investment income and historical and projected investment income and expenses. Net income of the Acquiring Fund consists of all interest and dividend income accrued on portfolio assets, less all expenses of the Acquiring Fund. Expenses of the Acquiring Fund are accrued each day.

     Automatic Dividend Reinvestment Plan. Pursuant to the Acquiring Fund's Automatic Dividend Reinvestment Plan (the "Reinvestment Plan"), unless a stockholder otherwise elects, all dividend and capital gain distributions will be automatically reinvested by State Street Bank and Trust Company, as agent for stockholders in administering the Reinvestment Plan (the "Plan Agent"), in additional shares of Common Stock of the Acquiring Fund. Stockholders who elect not to participate in the Reinvestment Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name then to such nominee) by State Street Bank and Trust Company, as dividend paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Acquiring Fund c/o the Plan Agent for The Latin America Dollar Income Fund, Inc., 225 Franklin Street, Boston, Massachusetts 02101.

     The Plan Agent serves as agent for the stockholders in administering the Reinvestment Plan. If the Acquiring Fund's Board of Directors declares an income dividend or a capital gains distribution payable either in Common Stock or in cash, as stockholders may have elected, nonparticipants in the Reinvestment Plan will receive cash and participants in the Reinvestment Plan will receive Common Stock to be issued by the Acquiring Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Acquiring Fund will issue new shares of Common Stock to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of the Fund's shares at that time, participants in the Reinvestment Plan will be deemed to have elected to receive shares of Common Stock from the Fund, valued at market price on the valuation date. If the Fund declares an income dividend or capital gains distribution payable only in cash, the Plan Agent, as agent for the participants, will buy shares of Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts on, or shortly after, the payment date.

     Participants have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in Common Stock. The Plan Agent will use all such funds received from participants to purchase Common Stock in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received after the fifth day preceding these dates and more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

     The Plan Agent will maintain all stockholder accounts in the Reinvestment Plan and will furnish written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares of Common Stock in the account of each Reinvestment Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Reinvestment Plan.

     In the case of Acquiring Fund stockholders, such as banks, brokers or nominees, that hold shares of Common Stock for others who are the beneficial owners, the Plan Agent will administer the Reinvestment Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are to participate in the Reinvestment Plan.

     There is no charge to Reinvestment Plan participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Acquiring Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. Participants will, however, pay a proportionate share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with reinvestment of any dividends or capital gains distributions payable only in cash.

     The Plan Agent will charge $1.00 for each purchase from a voluntary cash payment for a Reinvestment Plan participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Reinvestment Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The receipt of dividends and distributions under the Reinvestment Plan will not relieve participants of any income tax (including withholding tax), which may be payable on such dividends or distributions.

     Experience under the Reinvestment Plan may indicate that changes in the Reinvestment Plan are desirable. As a result, the Acquiring Fund and the Plan Agent reserve the right to terminate the Reinvestment Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Reinvestment Plan at least 30 days before the record date for such dividend or distribution. The Reinvestment Plan also may be amended by the Acquiring Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Reinvestment Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). All correspondence concerning the Reinvestment Plan should be directed to the Plan Agent at 225 Franklin Street, Boston, Massachusetts 02101.

     Certain Provisions in the Acquiring Fund's Articles of Incorporation. For purposes of the following discussion, references to the "Fund" are references to the Acquiring Fund. The Fund has provisions in its Articles of Incorporation and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. The Fund's Board of Directors is divided into three classes. At the annual meeting of stockholders in each year, the term of one class will expire and directors will be elected to serve in that class for terms of three years. The classification of the Board of Directors in this manner could delay for up to two years the replacement of a majority of the Board of Directors. A director may be removed from office only for cause and only by a vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter.

     The affirmative votes of at least 75% of the directors and the holders of at least 75% of the shares of Common Stock of the Fund are required to authorize any of the following transactions (referred to individually as a "Business Combination"): (1) a merger, consolidation or share exchange of the Fund with or into any other person (referred to individually as a "Reorganization Transaction"); (2) the issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any other person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding sales of securities of the Fund in connection with a public offering, issuances of securities of the Fund pursuant to a dividend reinvestment plan adopted by the

Fund and issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund; (3) a sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person of any assets of the Fund having an aggregate fair market value of $1,000,000 or more, except for transactions in securities effected by the Fund in the ordinary course of its business (each such sale, lease, exchange, mortgage, pledge, transfer or other disposition being referred to individually as a "Transfer Transaction"). The same affirmative votes are required with respect to: any proposal as to the voluntary liquidation or dissolution of the Fund or any amendment to the Fund's Articles of Incorporation to terminate its existence (referred to individually as a "Termination Transaction"); and any stockholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

     A 75% stockholder vote will not be required with respect to a Business Combination if the transaction is approved by a vote of at least 75% of the Continuing Directors or if certain conditions regarding the consideration paid by the person entering into, or proposing to enter into, a Business Combination with the Fund and various other requirements are satisfied. In such case, a majority of the votes entitled to be cast by stockholders of the Fund will be required to approve the transaction if it is a Reorganization Transaction or if it is a Transfer Transaction that involves a transfer of substantially all of the Fund's assets and no stockholder vote will be required to approve the transaction if it is any other Business Combination. In addition, a 75% stockholder vote will not be required with respect to a Termination Transaction if it is approved by a vote of at least 75% of the Continuing Directors, in which case a majority of the votes entitled to be cast by stockholders of the Fund will be required to approve the transaction.

     In addition, the conversion of the Acquiring Fund to an open-end investment company would require an amendment to the Acquiring Fund's Articles of Incorporation. The amendment would have to be declared advisable by the Board of Directors prior to its submission to stockholders.

     In considering whether to recommend to stockholders the conversion of the Fund to an open-end investment company, the Fund's Board of Directors would consider a number of factors including whether the Fund's ability to operate in accordance with its investment policies, such as its authority to invest in illiquid securities, may be impaired as a result. In light of the position of the Commission that illiquid securities and securities subject to legal or contractual limitations on resale may not exceed 15% of the total assets of a registered open-end investment company, any attempt to convert the Fund to such a company would have to take into account the percentage of such securities in the Fund's portfolio at the time, and other factors. The Fund cannot predict whether it would be able to effect any such conversion or whether relief from the Commission's position could be obtained.

     Any amendment to the Fund's Articles of Incorporation that would convert the Fund to an open-end investment company would require a favorable vote of 75% of the Fund's directors and (1) the holders of a majority of the shares of the Fund entitled to be voted on the matter (if such amendment were approved by 75% of the Continuing Directors (as defined below)) or (2) the holders of 75% of the shares of the Fund entitled to be voted on the matter (if such amendment were approved by fewer than 75% of the Continuing Directors). A "Continuing Director" is any member of the Fund's Board of Directors (1) who is not a person or affiliate of a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund (other than an investment company advised by the Fund's initial investment manager or any of its affiliates)(an "Interested Party") and (2) who has been a member of the Fund's Board of Directors for a period of at least 12 months (or since the Fund's commencement of operations if that period is less than 12 months), or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors.

     Stockholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. All redemptions will be made in cash. If the Acquiring Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption and the Common Stock would no longer be listed on a stock exchange.

     The voting provisions described above could have the effect of depriving stockholders of the Fund of an opportunity to sell their Common Stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Directors, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Stock required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and policies. The Board of Directors has determined that the voting requirements described above, which are generally greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interests of stockholders generally. In doing so, the Board considered, among other things, that the restrictions should serve to allow the Fund sufficient time to identify and acquire a portfolio consisting primarily of securities of issuers located in emerging countries. In addition, the Fund's By-Laws contain provisions the effect of which is to prevent matters, including nominations of directors, from being considered at stockholders meetings if the Fund has not received sufficient prior notice of the matters. Reference should be made to the Acquiring Fund's Articles of Incorporation on file with the Commission for the full text of these provisions.

COMPARISON OF RIGHTS OF HOLDERS OF SHARES OF THE ACQUIRING FUND AND THE ACQUIRED FUND

     The terms of the Acquiring Fund Shares to be issued in the Reorganization, as described above, are identical to the terms of the outstanding shares of the Acquired Fund. Moreover, each of the Funds is organized as a management investment company under the laws of the State of Maryland pursuant to virtually identical Articles of Incorporation. Therefore, the rights of holders of the Acquiring Fund Shares to be received by Acquired Fund stockholders in the Reorganization will be identical to their rights as holders of Acquired Fund Shares. The shares will simply represent an equity ownership in a larger combined entity after the Reorganization. The full text of each Fund's Articles of Incorporation is on file with the Commission and may be obtained as described under "Available Information". The terms of the Acquiring Fund's Automatic Dividend Reinvestment Plan also are virtually identical to the terms of the Acquired Fund's Automatic Dividend Reinvestment Plan.

SURRENDER AND EXCHANGE OF ACQUIRED FUND SHARE CERTIFICATES

     After the Closing Date, each holder of an outstanding certificate or certificates formerly representing shares of the Acquired Fund will be entitled to receive, upon surrender of his or her certificates, a certificate or certificates representing the number of Acquiring Fund Shares distributable with respect to such holder's shares of the Acquired Fund, together with cash in lieu of any fractional shares. Promptly after the Closing Date, the Transfer Agent will mail to each holder of certificates formerly representing shares of the Acquired Fund a letter of transmittal for use in surrendering his or her certificates for certificates representing shares of the Acquiring Fund and cash in lieu of any fractional shares.

     PLEASE DO NOT SEND IN ANY SHARE CERTIFICATES AT THIS TIME. UPON CONSUMMATION OF THE REORGANIZATION, ACQUIRED FUND STOCKHOLDERS WILL BE FURNISHED INSTRUCTIONS FOR EXCHANGING THEIR ACQUIRED FUND SHARE CERTIFICATES FOR ACQUIRING FUND SHARE CERTIFICATES AND, IF APPLICABLE, CASH IN LIEU OF FRACTIONAL SHARES.

     From and after the Closing Date, certificates formerly representing shares of the Acquired Fund will be deemed for all Fund purposes to evidence ownership of the number of full Acquiring Fund Shares distributable with respect to such shares of the Acquired Fund in the Reorganization, provided that until such Acquired Fund certificates have been so surrendered, no dividends payable to the holders of record of Acquiring Fund Shares as of any date subsequent to the Reorganization Date will be paid to the holders of such outstanding Acquired Fund Share certificates. Dividends payable on Acquiring Fund Shares to holders of record as of any date after the Closing Date and prior to the exchange of certificates by any Acquired Fund stockholder will be paid to such stockholder, without interest, at the time such stockholder surrenders his or her Acquired Fund Share certificates for exchange.

     In addition, with respect to any Acquired Fund stockholder holding certificates evidencing ownership of the Acquired Fund Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Acquired Fund, the Acquiring Fund will not permit such stockholder to pledge such Acquiring Fund Shares, in any case, until notified by the Acquired Fund or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of the Acquired Fund Shares or, in the event of lost certificates, posted adequate bond. The Acquired Fund, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of the Acquired Fund Shares, as the case may be, or post adequate bond therefor.

     From and after the Closing Date, there will be no transfers on the stock transfer books of the Acquired Fund. If, after the Closing Date, certificates representing shares of the Acquired Fund are presented to the Acquired Fund, they will be canceled and exchanged for certificates representing the Acquiring Fund Shares and the cash in lieu of fractional shares, if any, distributable with respect to such Acquired Fund Shares in the Reorganization.

FRACTIONAL SHARES

     No certificates or scrip representing less than one share of Acquiring Fund Shares shall be issued upon the surrender for exchange of certificated Acquired Fund Shares. In lieu of any such fractional share, each holder of certificated Acquired Fund Shares who would otherwise have been entitled to a fraction of an Acquiring Fund Share shall be paid upon surrender of such certificates cash (without interest) in an amount equal to the net asset value of such fractional share. Acquired Fund Shares that are registered in book entry form only shall be issued fractional Acquiring Fund Shares in the Reorganization.

EXPENSES ASSOCIATED WITH THE REORGANIZATION

     In evaluating the proposed Reorganization, management of the Funds estimated the amount of additional expenses the Funds would incur, including additional NYSE listing fees, Commission registration fees, legal and accounting fees and increased proxy and distribution costs. These estimates were based in part on historical expense information regarding expenses incurred by other funds managed by the Fund's management in preparation for previous stockholder meetings. The aggregate amount of estimated expenses of the Reorganization (including Commission registration fees and annual NYSE fees that will be borne by the Acquiring Fund after the Reorganization), will be allocated to the Acquired Fund and the Acquiring Fund based on their respective asset size. See "The Meetings -- General" for information relating to the payment of certain expenses relating to the solicitation of stockholders of the Funds.

     Reorganization expenses of the Acquiring Fund and the Acquired Fund have been or will be expensed prior to the Closing Date.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

     Prior to completion of the Reorganization each Fund will have received an opinion of counsel that, upon the closing of the Reorganization and the transfer of the assets and liabilities of the Acquired Fund, the Reorganization will constitute a "reorganization" under Section 368 (a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code") and no stockholder of either Fund will recognize taxable gain or loss upon the issuance of Acquiring Fund Shares in the Reorganization. Based upon representations by the Acquired Fund that the Acquired Fund has qualified, and by the Acquiring Fund that the Acquiring Fund has qualified, as a regulated investment company under the Code for the taxable period up to and including the business day prior to the date on which the Reorganization takes place, the status of each Fund as a regulated investment company will not be affected as a result of the Reorganization, except that upon the liquidation of the Acquired Fund in connection with the Reorganization its regulated investment company status will terminate. The following discussion summarizes the anticipated federal income tax treatment to stockholders of the Acquired Fund.

     Exchange of Acquired Fund Shares Solely for Acquiring Fund Shares. A stockholder of the Acquired Fund who receives Acquiring Fund Shares pursuant to the Reorganization will recognize no gain or loss, except with respect to the cash received for a fractional share interest, if any. See "Fractional Share Interests" below.

     The aggregate basis of the Acquiring Fund Shares received by a stockholder of the Acquired Fund (including any fractional share interest to which he or she may be entitled) will be the same as the stockholder's aggregate basis in the Acquired Fund Shares surrendered in exchange therefor, decreased by any cash received and increased by the amount of gain recognized on the exchange.

     The holding period of the Acquiring Fund Shares received by a stockholder of the Acquired Fund (including any fractional share interest to which he or she may be entitled) will include the period during which the stockholder's Acquired Fund Shares were held, provided such Acquired Fund Shares were held as a capital asset at the Closing Date.

     Fractional Share Interests. Fractional Acquiring Fund Shares will not be issued in the Reorganization except upon surrender by a Stockholder of Acquired Fund Share Certificates. Upon surrender by a stockholder of his or her certificates formerly representing shares of the Acquired Fund, such stockholder will be entitled to receive a certificate or certificates representing the number of Acquiring Fund Shares distributable with respect to such holder's shares of the Acquired Fund, together with cash in lieu of any fractional shares. Cash payments received by Acquired Fund stockholders in lieu of a fractional Acquiring Fund Share will be treated as received by such stockholders as a distribution in redemption by the Acquiring Fund of that fractional share interest and will be treated as a distribution in full payment in exchange for the fractional share interest, resulting in a capital gain or loss, assuming the Acquired Fund Shares exchanged for cash in lieu of the fractional shares were held as a capital asset at the Closing Date. The amount of capital gain or loss recognized by a stockholder will equal the difference between the amount of cash received by the stockholder and such stockholder's basis in the fractional share interest.

     THE FOREGOING IS INTENDED TO BE ONLY A SUMMARY OF THE PRINCIPAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION AND SHOULD NOT BE CONSIDERED TO BE TAX ADVICE. THERE CAN BE NO ASSURANCE THAT THE INTERNAL REVENUE SERVICE WOULD, IF ASKED, CONCUR ON ALL OR ANY OF THE ISSUES DISCUSSED ABOVE. ACQUIRING FUND STOCKHOLDERS AND ACQUIRED FUND STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS REGARDING THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES WITH RESPECT TO THE FOREGOING MATTERS AND ANY OTHER CONSIDERATIONS WHICH MAY BE APPLICABLE TO THEM.

PRO FORMA CAPITALIZATION

     The following tables set forth the unaudited capitalization as of and for the period ending April 30, 1997 and as adjusted to give effect to the Reorganization discussed herein.

           PRO-FORMA CAPITALIZATION AS OF APRIL 30, 1997 (UNAUDITED)

                                                         LADIF         SWIOF       LADIF (AS
                                                       (ACTUAL)      (ACTUAL)     ADJUSTED)(1)
                                                      -----------   -----------   ------------
STOCKHOLDERS' EQUITY:
Common Shares, $0.01 par value per share; 100,000,000
  shares authorized, 6,128,593 shares and 3,419,143
  shares outstanding for Acquiring Fund (Actual) and
  Acquired Fund (Actual), respectively; 9,180,224
  shares outstanding for Acquiring Fund (As
  Adjusted).......................................... $    61,286   $    34,191   $     91,802(2)
Paid-in capital in excess of par.....................  82,805,901    48,495,888    129,921,990(3)
Undistributed investment income -- net...............    (191,268)      384,212             --(4)
Accumulated realized capital gains -- net............  10,628,418     4,964,522     10,628,418(4)
Unrealized appreciation on investments -- net........   5,162,784       609,824      5,772,608
                                                      -----------   -----------   ------------
Net Assets........................................... $98,467,121   $54,488,637   $146,414,818
                                                      ===========   ===========   ============

---------------
(1) The adjusted balances are presented as if the Reorganization were effective as of April 30, 1997 for information purposes only. The actual Closing Date is expected to be November 7, 1997, at which time the results would be reflective of the actual composition of stockholders' equity at that date.

(2) Assumes the issuance of 3,051,631 Acquiring Fund Shares in exchange for the net assets of the Acquired Fund, which number is based on the net asset value of the Acquiring Fund Shares, and the net asset value of the Acquired Fund, as of April 30, 1997, after adjustment for the distributions referred to below. The issuance of such number of Acquiring Fund Shares would result in the distribution of 0.8925 Acquiring Fund Shares for each Acquired Fund Share upon liquidation of the Acquired Fund.

(3) Includes the effect of estimated Reorganization costs of $225,000, the elimination of Deferred Organization Costs (which will be paid to the Acquired Fund by Scudder) and the estimated reduction in operating expenses of $320,000.

(4) Assumes the Acquired Fund makes distributions of all tax basis income and capital gains to its stockholders and the Acquiring Fund distributes substantially all of its tax basis income to its stockholders.

                APPROVAL OF NEW INVESTMENT MANAGEMENT AGREEMENTS

INTRODUCTION

     Scudder acts as the investment adviser to and manager and administrator for the both the Acquiring Fund and the Acquired Fund pursuant to Investment Advisory, Management and Administration Agreement dated July 24, 1992, and March 31, 1994, respectively (together, the "Current Investment Management Agreements"). On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will remain in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of the Current Investment Management Agreements with Scudder. As required by the 1940 Act, the Current Investment Management Agreements provide for its automatic termination in the event of its assignment. In anticipation of the Transactions, new investment management agreements (the "New Investment Management Agreements", together with the Current Investment Management Agreements, are sometimes hereinafter collectively referred to as the Investment Management Agreements) between each Fund and Scudder Kemper is being proposed for approval by stockholders of the respective Fund. A copy of the form of the New Investment Management Agreement for the Acquiring Fund is attached hereto as Appendix II and for the Acquired Fund as Appendix III. THE NEW INVESTMENT MANAGEMENT AGREEMENTS ARE ON THE SAME TERMS IN ALL MATERIAL RESPECTS AS THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS. Conforming changes are being recommended to the New Investment Management Agreements in order to promote consistency among all of the funds advised by Scudder and to permit ease of administration. The material terms of the Current Investment Management Agreements are described under "Investment Advisory and Management Agreements" below.

BOARDS OF DIRECTORS RECOMMENDATION

     On July 29, 1997 the Board of Directors of the Acquiring Fund and the Board of Directors of the Acquired Fund, in each case, including Directors who are not parties to such agreement or "interested persons" (as defined under the 1940
Act) ("Non-interested Directors") of any such party, voted to approve the New Investment Management Agreements and to recommend them to their respective stockholders for their approval.

     For information about the Boards' deliberations and the reasons for its recommendation, please see "Board of Directors Evaluations" below.

     The Board of Directors of the Acquiring Fund and the Board of Directors of the Acquired Fund recommend that stockholders vote in favor of the approval of the New Investment Management Agreements.

BOARDS OF DIRECTORS EVALUATIONS

     On June 26 and 27, 1997, representatives of Scudder advised the Non-interested Directors of the Fund, by means of telephone conference call and memorandum, that Scudder had entered into the Transaction Agreement. At that time, Scudder representatives described the general terms of the proposed Transactions and the perceived benefits for the Scudder organization and for its investment advisory clients.

     Scudder subsequently furnished the Non-interested Directors additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, and information regarding the Zurich and ZKI organizations. In a series of subsequent telephone conference calls and in-person meetings, the Noninterested Directors discussed this information among themselves and with representatives of Scudder and Zurich. They were assisted in their review of this information by their independent legal counsel.

     In the course of these discussions, Scudder advised the Non-interested Directors that it did not expect that the proposed Transactions would have a material effect on the operations of the Fund or its stockholders. Scudder has also advised the Non-interested Directors that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Fund. Scudder representatives have informed the Directors that Scudder intends to maintain the separate existence of the funds that Scudder and ZKI manage in their respective distribution channels. Scudder has also advised the Non-interested Directors that, although it expects that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing services to the Fund may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Non-interested Directors, Scudder representatives also emphasized the strengths of the Zurich organization and its commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Fund and the other investment advisory clients of the new Scudder Kemper organization.

     The Board was advised that Scudder intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transactions, the Board, assuming the election of the nominees that you are being asked to elect, would be in compliance with this provision of Section 15(f). (See "Election of Directors.") Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its stockholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Aside from the ordinary expenses incurred by the Fund in conducting an annual meeting, Scudder has undertaken to pay a portion of the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Fund's stockholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel and consultants to the Fund and the Non-interested Directors.

     During the course of their deliberations, the Non-interested Directors considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder to the Fund; the necessity of Scudder maintaining and enhancing its ability to retain and attract capable personnel to serve the Fund; the investment record of Scudder in managing the Fund; the increased complexity of the domestic and international securities markets; Scudder's profitability from advising the Fund; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder; the advantages and possible disadvantages to the Fund of having an adviser of the Fund which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Fund and from affiliates of Scudder serving the Fund in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Fund.

     In addition to the foregoing factors, the Non-interested Directors gave careful consideration to the likely impact of the Transactions on the Scudder organization. In this regard, the Non-interested Directors considered, among other things, the structure of the Transactions which affords Scudder executives substantial autonomy over Scudder's operations and provides substantial equity participation and incentives for many Scudder employees; Scudder's and Zurich's commitment to Scudder's paying compensation adequate to attract and retain top quality personnel; Zurich's strategy for the development of its asset management business through Scudder; information regarding the financial resources and business reputation of Zurich; and the complementary nature of various aspects of the business of Scudder and ZKI and the intention to maintain separate Scudder and Kemper brands in the mutual fund business. Based on the foregoing, the Non-interested Directors concluded that the Transactions should cause no reduction in the quality of services provided to the Fund and believe that the Transactions should enhance Scudder's ability to provide such services.

     On July 29, 1997, the Directors of the Fund, including the Non-interested Directors of the Fund, approved the New Investment Management Agreements.

INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH

     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a defined compensation plan established for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.

     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the effect to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.

     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and other two members of the Executive Committee.

     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, NY, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, NY, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, NY, President, Chief Executive Officer and Managing Director of Scudder.

     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief

Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliate transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and stockholder approvals from U.S. registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result to an injunction or invalidation of the Transactions, and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Acquiring Fund and the Acquired Fund by Scudder, and the information set forth below concerning Zurich has been provided to the Fund by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated Companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. The Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

     See "Investment Advisory and Management Arrangements" for a discussion of the terms of the current Investment Management Agreements between Scudder and the Funds.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements for the Funds will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. Each New Investment Management Agreement will be in effect for an initial term ending on the date which is one year from the date of its execution, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of the Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Directors, cast in person at a meeting called for such purpose. In the event that stockholders of a Fund do not approve the New Investment Management Agreement, the Current Investment Management Agreement will remain in effect until the closing of the Transactions, at which time it would terminate. In such event, the Board of the relevant Fund will take such action, if any, as it deems to be in the best interest of the Fund and its stockholders. In the event the Transactions are not consummated, Scudder will continue to provide services to the Funds in accordance with the terms of the Current Investment Management Agreements for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Directors.

DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreements are substantially the same as the Current Investment Management Agreements in all material respects. The principal changes that have been made are summarized below. The New Investment Management Agreements reflect conforming changes that have been made in order to promote consistency among all the funds advised by Scudder and to permit ease of administration. For example, it is proposed that the New Investment Management Agreements contain provisions that provide that Scudder Kemper shall use its best efforts to seek the best overall terms available in executing transactions for the Fund and selecting brokers and dealers and shall consider on a continuing basis all factors it deems relevant, including the consideration of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which Scudder Kemper or an affiliate exercises investment discretion. In addition, with respect to the allocation of investment and sale opportunities among the Fund and other accounts or funds managed by Scudder Kemper, it is proposed that the New Investment Management Agreements provide that Scudder Kemper shall allocate such opportunities in accordance with procedures believed by Scudder Kemper to be equitable to each entity. It is proposed that the New Investment Management Agreements will also clarify that such agreement supersedes all prior agreements.

INVESTMENT MANAGER

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.

     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder, Edmond D. Villani(#) is President and Chief Executive Officer of Scudder, Stephen R. Beckwith(#), Lynn S. Birdsong(#), Nicholas Bratt(#), E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman(#), Richard A. Holt(@), John T. Packard(+), Kathryn L. Quirk(#), Cornelia M. Small(#) and Stephen A. Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs(#), Daniel Pierce, and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Existing Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.

---------------

*Two International Place, Boston, Massachusetts

#345 Park Avenue, New York, New York

@Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

+101 California Street, San Francisco, California

     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including the Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.

     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value and provides fund accounting services for the Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the shareholding agent for the Fund. For the fiscal year ended October 31, 1996, the fees charged by SFAC and SSC to the Acquiring Fund were $63,935 and $15,000, respectively and for the fiscal year ended April 30, 1997, the fees charged by SFAC and SSC to the Acquired Fund were $57,032 and $15,000, respectively. SFAC and SSC will continue to provide fund accounting and shareholding services to the Fund under the current arrangements if the New Investment Management Agreements are approved.

     Appendix IV sets forth the investment companies for which the Investment Manager serves as an investment adviser and which have investment objectives similar to that of the Fund, and sets forth the fees payable to the Investment Manager by such companies, including the Fund, and their net assets as of June 30, 1997.

REQUIRED VOTE

     Approval of this proposal with respect to LADIF and SWIOF requires the affirmative vote of a "majority of the outstanding voting securities" of each such Fund. Each Fund's Directors recommend that stockholders vote in favor of the approval of the new investment management agreement with Scudder Kemper.

                             ELECTION OF DIRECTORS

     At the Meeting, certain nominees to the Board of Directors of each of the Funds will be elected to serve for terms ending on the dates of the annual meetings of Stockholders in the year 2000 or until their successors are duly elected and qualified, or in the case of the Acquired Fund, until the earlier dissolution of the Acquired Fund. It is the intention of the persons named in the accompanying forms of Proxy to vote, on behalf of the stockholders, for the election of the two nominees listed below as Directors of each Fund:

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information concerning each of the two nominees as a Director of each Fund. Each of the nominees is now a Director of each Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

                                PRESENT OFFICE WITH EACH
                                          FUND,                                 SHARES
                              IF ANY; PRINCIPAL OCCUPATION   YEAR FIRST      BENEFICIALLY
                                           OR                 BECAME A         OWNED ON
                                     EMPLOYMENT AND          DIRECTOR OF   JUNE 30, 1997(2)
                                      DIRECTORSHIPS         THE ACQUIRING  ACQUIRING FUND/      PERCENT
         NAME (AGE)            IN PUBLICLY HELD COMPANIES      FUND(1)      ACQUIRED FUND      OF CLASS
----------------------------- ----------------------------- -------------  ----------------  -------------
CLASS I OF THE ACQUIRING FUND AND CLASS III OF THE ACQUIRED FUND
NOMINEES TO SERVE UNTIL 2000 ANNUAL MEETING OF STOCKHOLDERS:
Lynn S. Birdsong(51)*+....... President; Managing                1992               --            --
                              Director of Scudder, Stevens                          --            --
                              & Clark, Inc. Mr. Birdsong
                              serves on the board of no
                              other additional funds
                              managed by Scudder.
Robert J. Callander(66)...... Director: ARAMARK                  1992            1,000         less than
                              Corporation, Barnes Group                                        1/4 of 1%
                              Inc., Beneficial Corporation
                              and Omnicom Group, Inc.;                             500         less than
                              Member, Council on Foreign                                       1/4 of 1%
                              Relations; Managing Director,
                              Metropolitan Opera
                              Association; Trustee, Drew
                              University; Visiting
                              Professor/Executive-in-
                              Residence, Columbia Business
                              School, Columbia University
                              (until 1995). Mr. Callander
                              serves on the boards of an
                              additional two funds managed
                              by Scudder.

INFORMATION CONCERNING CONTINUING DIRECTORS

     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Classes II and III Directors of the Acquiring Fund and Classes I and II of the Acquired Fund do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

                                PRESENT OFFICE WITH EACH
                                          FUND,                                 SHARES
                              IF ANY; PRINCIPAL OCCUPATION   YEAR FIRST      BENEFICIALLY
                                           OR                 BECAME A         OWNED ON
                                     EMPLOYMENT AND          DIRECTOR OF   JUNE 30, 1997(2)
                                      DIRECTORSHIPS         THE ACQUIRING  ACQUIRING FUND/      PERCENT
         NAME (AGE)            IN PUBLICLY HELD COMPANIES      FUND(1)      ACQUIRED FUND      OF CLASS
----------------------------- ----------------------------- -------------  ----------------  -------------
                     CLASS II OF THE ACQUIRING FUND AND CLASS I OF THE ACQUIRED FUND
                       DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS:
Robert J. Boyd (52)*......... President and Director, GLB        1992               --            --
                              Research, Inc.; Trustee,
                              Institute of Economic
                              Affairs; Non-Executive                                --            --
                              Director, Cosechar En
                              Argentina S.A., G.T. Japan
                              Investment Trust PLC and
                              Australian Opportunities
                              Investment Trust.
Ronaldo A. da Frota Nogueira
  (59)....................... Director and Chief Executive       1992            3,000         less than
                              Officer, IMF Editora Ltda.                                       1/4 of 1%
                              (financial publisher). Mr.
                              Nogueira serves on the boards                      1,537         less than
                              of an additional two funds                                       1/4 of 1%
                              managed by Scudder.

                    CLASS III OF THE ACQUIRING FUND AND CLASS II OF THE ACQUIRED FUND
                       DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS:
George M. Lovejoy, Jr.(67)... President and Director             1992            1,047         less than
                              (Former Chairman), Fifty                                         1/4 of 1%
                              Associates (real estate
                              corporation); Trustee, MGI                         1,277         less than
                              Properties; Chairman                                             1/4 of 1%
                              Emeritus, Meredith & Grew,
                              Inc. Mr. Lovejoy serves on
                              the boards of an additional
                              14 funds managed by Scudder.
Dr. Susan Kaufman Purcell
  (55)....................... Vice President, Council of         1992               --            --
                              the Americas; Vice President,
                              Americas Society; Director,                           --            --
                              Valero Energy Corp. Dr.
                              Purcell serves on the boards
                              of one additional fund
                              managed by Scudder.
Edmond D. Villani(50)*+...... Chairman of the Board;             1992              500         less than
                              President, Chief Executive                                       1/4 of 1%
                              Officer and Managing Director
                              of Scudder, Stevens & Clark,                         500         less than
                              Inc. Mr. Villani serves on                                       1/4 of 1%
                              the boards of one additional
                              fund managed by Scudder.

                                PRESENT OFFICE WITH EACH
                                          FUND,                                 SHARES
                              IF ANY; PRINCIPAL OCCUPATION   YEAR FIRST      BENEFICIALLY
                                           OR                 BECAME A         OWNED ON
                                     EMPLOYMENT AND          DIRECTOR OF   JUNE 30, 1997(2)
                                      DIRECTORSHIPS         THE ACQUIRING  ACQUIRING FUND/      PERCENT
         NAME (AGE)            IN PUBLICLY HELD COMPANIES      FUND(1)      ACQUIRED FUND      OF CLASS
----------------------------- ----------------------------- -------------  ----------------  -------------
All Directors and Officers as
  a group....................                                                    5,547         less than
                                                                                 3,814         1/4 of 1%
                                                                                               less than
                                                                                               1/4 of 1%

---------------
 * Persons considered by each Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of each Fund or of each Fund's investment manager, Scudder, Stevens & Clark, Inc. Messrs. Birdsong and Villani are deemed to be interested persons because of their affiliation with each Fund's investment manager, Scudder, Stevens & Clark, Inc., or because they are Officers of each Fund or both. Mr. Boyd is deemed to be an interested person because he serves as a consultant to Scudder.

 + Messrs. Birdsong and Villani are members of the Executive Committee of each Fund.

(1) Each Director first became a Director of the Acquired Fund in 1994.

(2) The information as to beneficial ownership is based on statements furnished to each Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

     It is the current intention of Messrs. Boyd and Villani to resign from the Board of Directors of the Acquiring Fund at or prior to the consummation of the Transactions so that Scudder can comply with the provisions of Section 15(f) of the 1940 Act. At such time, Mr. Birdsong will become the Chairman of the Board of the Acquiring Fund. After his resignation, it is anticipated that Mr. Boyd will serve as a Honorary Director of the Funds. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Boards.

     Messrs. Boyd and Nogueira are not residents of the United States, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for investors to effect service of process upon such directors within the United States, to enforce in United States courts, or to realize outside the United States, judgments of courts of the United States predicated upon civil liabilities of such directors under the federal securities laws of the United States. Each Fund has been advised that there is substantial doubt as to the enforceability in the countries in which such persons reside of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Also it is unclear if extradition treaties now in effect between the United States and any such countries would subject such directors to effective enforcement of criminal penalties.

     Each of the nominees for Director has consented to be named in this Joint Proxy Statement -- Prospectus and to serve as a Director if elected. The members of the Board of Directors and the nominees for election to the Board are the same for both Funds. The Board of Directors knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board of Directors may recommend. If the Reorganization is approved, the Directors of the Acquired Fund will cease to serve as Directors of the Acquired Fund upon the dissolution of the Acquired Fund pursuant to the Reorganization Agreement.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act, as applied to a fund requires the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Commission and the NYSE. Such persons are required by Commission regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, each Fund believes that during the fiscal year ended April 30, 1997 for the Acquiring Fund and October 31, 1996 for the Acquired Fund, its Reporting Persons complied with all applicable filing requirements except that Forms 3 on behalf of the following subsidiaries of Scudder, Stevens & Clark, Inc. were filed late: Scudder Fund Accounting Corporation; Scudder Realty Holdings Corporation; Scudder, Stevens & Clark Asia Limited; Scudder Canada Investor Services L.T.D.; Scudder Defined Contribution Services, Inc.; Scudder Capital Stock Corporation; SIS Investment Corporation; SRV Investment Corporation; Scudder Cayman Ltd.; Scudder, Stevens & Clark Australia Limited; and Scudder Realty Holdings (II) L.L.C.

     To the best of each Fund's knowledge, as of July 31, 1997 no person owned beneficially more than 5% of either Fund's outstanding stock.

COMMITTEES OF THE BOARD -- BOARD MEETINGS

     The Board of Directors of the Acquiring Fund met seven times during the fiscal year ended October 31, 1996 and the Board of Directors of the Acquired Fund met six times during the fiscal year ended April 30, 1997. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Birdsong who attended 57% of the meetings of the Board of Directors and related committees on which he serves of the Acquired Fund and Messrs. Birdsong and Villani who attended 57% and 71%, respectively, of the meetings of the Board of Directors and related committees on which they serve of the Acquiring Fund.

     The Board of Directors of each Fund, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors.

     Audit Committee. Each Board has an Audit Committee consisting of those Directors who are unaffiliated persons of the Fund or of Scudder ("Unaffiliated Directors") as defined in the 1940 Act, which met on February 25, 1997 for the Acquiring Fund and July 29, 1997 for the Acquired Fund. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.

     Committee on Independent Directors. Each Board has a Committee on Independent Directors consisting of the Unaffiliated Directors. The Committee is charged with the duty of making all nominations for unaffiliated Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on May 28, 1997 for the Acquiring Fund and February 25, 1997 for the Acquired Fund to consider and to nominate the unaffiliated nominees set forth above.

EXECUTIVE OFFICERS

     In addition to Messrs. Birdsong and Villani, Directors who are also Officers of each Fund, the following persons are Executive Officers of each
Fund:

                                       PRESENT OFFICE WITH EACH FUND;           YEAR FIRST BECAME
          NAME (AGE)                PRINCIPAL OCCUPATION OR EMPLOYMENT(1)         AN OFFICER(2)
------------------------------ -----------------------------------------------  -----------------
Paul J. Elmlinger (39)........ Vice President and Assistant Secretary;                 1992
                               Managing Director of Scudder, Stevens & Clark,
                                 Inc.
Susan E. Gray (32)............ Vice President; Principal of Scudder, Stevens &         1996
                                 Clark, Inc.
Jerard K. Hartman (64)........ Vice President; Managing Director of Scudder,           1992
                                 Stevens & Clark, Inc.
David S. Lee (63)............. Vice President; Managing Director of Scudder,           1992
                                 Stevens & Clark, Inc.
Edward J. O'Connell (52)...... Vice President and Assistant Treasurer;                 1992
                               Principal of Scudder, Stevens & Clark, Inc.
Kathryn L. Quirk (44)......... Vice President and Assistant Secretary;                 1992
                               Managing Director of Scudder, Stevens & Clark,
                                 Inc.
M. Isabel Saltzman (42)....... Vice President; Managing Director of Scudder,           1992
                                 Stevens & Clark, Inc.
Thomas F. McDonough (50)...... Vice President and Secretary; Principal of              1992
                               Scudder, Stevens & Clark, Inc.
Pamela A. McGrath (43)........ Vice President and Treasurer; Managing Director         1992
                               of Scudder, Stevens & Clark, Inc.

---------------
(1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund. Each officer of the Acquiring Fund first became an officer in 1994 with the exception of Ms. Gray who first became an officer in 1996.

TRANSACTIONS WITH AND REMUNERATION OF DIRECTORS AND OFFICERS

     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $90,971, including expenses, during the fiscal year ended April 30, 1997 for the Acquired Fund and $91,577 for the fiscal year ended October 31, 1996 for the Acquiring Fund. Each such unaffiliated Director currently receives fees paid by each Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings and meetings held for the purpose of considering arrangements between each Fund and the Investment Manager or an affiliate of the Investment Manager for which such Director receives a fee of $750) and $150 per telephone conference call for the purpose of declaring each Fund's quarterly dividends. Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives an investment management fee for its services. Certain of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 29), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

     The following Compensation Table, provides in tabular form, the following data:

     Column (1)  All Directors who receive compensation from each Fund.

     Column (2)  Aggregate compensation received by a Director from each Fund.

     Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. The Fund does not pay its Directors such benefits.

     Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.

                               COMPENSATION TABLE
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                    (1)                           (2)               (3)               (4)              (5)
-------------------------------------------  --------------   ----------------   -------------   ----------------
                                                                                                      TOTAL
                                               AGGREGATE                                           COMPENSATION
                                              COMPENSATION       PENSION OR        ESTIMATED        FROM EACH
                                             FROM EACH FUND      RETIREMENT         ANNUAL           FUND AND
                                               ACQUIRING      BENEFITS ACCRUED     BENEFITS        SCUDDER FUND
              NAME OF PERSON,                    FUND/        AS PART OF FUND        UPON            COMPLEX
                 POSITION                    ACQUIRED FUND    COMPLEX EXPENSES    RETIREMENT     PAID TO DIRECTOR
-------------------------------------------  --------------   ----------------   -------------   ----------------
Robert J. Boyd,............................     $ 11,200             N/A              N/A              $22,400
  Director                                      $ 11,200                                              (2 funds)
Robert J. Callander,.......................     $ 12,850             N/A              N/A              $41,602
  Director                                      $ 12,850                                              (4 funds)
George M. Lovejoy, Jr.,....................     $ 12,850             N/A              N/A             $124,512
  Director                                      $ 12,850                                             (13 funds)*
Ronaldo A. da Frota Nogueira,..............     $ 11,200             N/A              N/A              $49,775
  Director                                      $ 11,200                                              (4 funds)
Dr. Susan Kaufman Purcell,.................     $ 12,700             N/A              N/A              $37,900
  Director                                      $ 12,700                                              (3 funds)

---------------
* This does not include membership on the Board of Scudder Classic Growth Fund which commenced operations on September 9, 1996.

  REQUIRED VOTE

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Each Fund's Directors recommend that stockholders vote in favor of each of the Fund's nominees.

                 RATIFICATION OR REJECTION OF THE SELECTION OF
                            INDEPENDENT ACCOUNTANTS

     At a meeting held on July 29, 1997, the Board of Directors of each Fund, including a majority of the Non-interested Directors, selected Coopers & Lybrand L.L.P. to act as independent accountants for the fiscal year ending April 30, 1998 for the Acquired Fund and selected Price Waterhouse LLP to act as independent accountants for the fiscal year ending October 31, 1997 for the Acquiring Fund. Price Waterhouse LLP and Coopers & Lybrand L.L.P. are independent accountants and have each advised the respective Fund that they have no direct financial interest or material indirect financial interest in such Fund. One or more representatives of Price Waterhouse LLP and Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The financial statements of the Acquired Fund for the fiscal year ended April 30, 1997 included in the Fund's annual and semiannual reports to stockholders and its filings with the Commission were audited by Coopers & Lybrand L.L.P.

     The financial statements of the Acquiring Fund for the fiscal year ended October 31, 1996 and the six month period ended April 30, 1997 were audited by Price Waterhouse LLP.

REQUIRED VOTE

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. The Acquiring Fund's Directors recommend that stockholders of the Acquiring Fund ratify the selection of Price Waterhouse LLP as independent accountants. The Acquired Fund's Directors recommend that stockholders of the Acquired Fund ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FINANCIAL HIGHLIGHTS

     The table below sets forth certain specified information for a share of Acquiring Fund Stock and Acquired Fund Stock outstanding throughout each period presented. This information is derived from the financial and accounting records of each Fund.

     The Financial Highlights of the Acquiring Fund have been audited by Price Waterhouse LLP, independent accountants, whose reports thereon were unqualified. The reports of independent accountants of the Acquiring Fund for the fiscal year ended October 31, 1996 and the six month period ended April 30, 1997 are incorporated by reference into the Statement of Additional Information.

     The Financial Highlights of the Acquired Fund have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon was unqualified. The report of independent accountants of the Acquired Fund for the fiscal year ended April 30, 1997 is incorporated by reference into the Statement of Additional Information.

     The information should be read in conjunction with the financial statements and notes contained in each Fund's Annual Report which are available from the Fund's Transfer Agent, State Street Bank and Trust Company, upon request.

ACQUIRING FUND FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period(a)and other performance information derived from the financial statements and market price data.

                                                                                                FOR THE
                                                                                                PERIOD
                                                                                             JULY 31, 1992
                                       FOR THE                                               (COMMENCEMENT
                                       PERIOD                                                     OF
                                     NOVEMBER 1,                                              OPERATIONS)
                                       1996 TO              YEARS ENDED OCTOBER 31,           TO OCTOBER
                                      APRIL 30,      -------------------------------------        31,
                                        1997          1996       1995       1994     1993        1992
                                     -----------     ------     ------     ------   ------   -------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
  period............................   $ 15.61       $11.20     $13.41     $16.22   $13.45      $ 13.83(b)
                                        ------       ------     ------     ------   ------       ------
  Net investment income.............       .72         1.59       1.55       1.51     1.53          .25
  Net realized and unrealized gain
     (loss) on investment
     transactions...................      1.29         4.32      (2.08)     (2.45)    2.74         (.50)
                                        ------       ------     ------     ------   ------       ------
Total from investment operations....      2.01         5.91       (.53)      (.94)    4.27         (.25)
                                        ------       ------     ------     ------   ------       ------
Less distributions from:
  From net investment income........      (.75)       (1.50)     (1.30)     (1.51)   (1.49)        (.13)
  From net realized gains on
     investment transactions........      (.80)          --       (.15)      (.33)    (.01)          --
  In excess of net realized gains...        --           --         --       (.03)      --           --
  Tax return of capital.............        --                    (.23)        --                    --
Total distributions.................     (1.55)       (1.50)     (1.68)     (1.87)   (1.50)        (.13)
                                        ------       ------     ------     ------   ------       ------
Net asset value, end of period......   $ 16.07       $15.61     $11.20     $13.41   $16.22      $ 13.45
                                        ======       ======     ======     ======   ======       ======
Market value, end of period.........   $ 14.75       $13.88     $12.13     $13.25   $15.63      $ 15.00
                                        ======       ======     ======     ======   ======       ======
TOTAL INVESTMENT RETURN
Per share market value (%)..........     17.82**      27.93       5.78      (3.52)   15.47          .88**
Per share net asset value (%)(c)....     14.09**      55.81      (3.46)     (5.94)   33.69        (1.89)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($
  millions).........................        98           95         67         79       95           77
Ratio of operating expenses
  (excluding interest) to average
  net assets (%)....................      1.67*        1.79       1.96       1.83     2.00         2.05*
Ratio of net investment income to
  average net assets (%)............      8.98*       11.66      13.59      10.42    10.71         7.14*
Portfolio turnover rate (%).........    347.28*(d)    322.3(d)   365.9(d)   161.1     93.3          1.8*

---------------
 *  Annualized

**  Not annualized

(a)Based on monthly average shares outstanding during each period.

(b)Beginning per share amount reflects $15.00 initial public offering price net of underwriting discount and offering expenses ($1.17 per share).

(c)Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(d)Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.

ACQUIRED FUND FINANCIAL HIGHLIGHTS

     The following table includes selected data for a share outstanding throughout each period(a) and other performance information derived from the financial statements and market price data.

                                                                                         FOR THE
                                                                                         PERIOD
                                                                                        APRIL 11,
                                                                                          1994
                                                                                      (COMMENCEMENT
                                                                                           OF
                                                        YEARS ENDED APRIL 30,          OPERATIONS)
                                                     ----------------------------     TO APRIL 30,
                                                      1997       1996       1995          1994
                                                     ------     ------     ------     -------------
Net asset value, beginning of period...............  $14.66     $12.11     $13.91        $ 14.20(b)
                                                     ------     ------     ------         ------
Income from investment operations:
  Net investment income............................    1.27       1.34       1.36            .03
  Net realized and unrealized gain (loss) on
     investment transactions.......................    2.66       2.60      (1.54)          (.32)
                                                     ------     ------     ------         ------
Total from investment operations...................    3.93       3.94       (.18)          (.29)
                                                     ------     ------     ------         ------
Less distributions from:
  Net investment income............................   (1.31)     (1.39)     (1.24)            --
                                                     ------     ------     ------         ------
  Net realized gains on investment transactions....   (1.34)        --       (.38)            --
                                                     ------     ------     ------         ------
Total distributions................................   (2.65)     (1.39)     (1.62)            --
                                                     ------     ------     ------         ------
Net asset value, end of period.....................  $15.94     $14.66     $12.11        $ 13.91
                                                     ------     ------     ------         ------
Market value, end of period........................  $14.38     $13.13     $12.75        $ 14.00
                                                     ------     ------     ------         ------
TOTAL RETURN
Per share market value (%).........................   30.02      14.40       3.17          (6.67)**
Per share net asset value (%)(c)...................   29.08      34.53      (1.37)         (2.04)**
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions).............      54         50         41             47
Ratio of operating expenses to average net assets
  (%)..............................................    2.11       2.28       2.30           2.74*
Ratio of net investment income to average net
  assets (%).......................................    7.98       9.98       9.94           3.73*
Portfolio turnover rate (%)........................   443.3(d)   375.6(d)   232.8          266.3*

---------------
 *  Annualized

**  Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Beginning per share amount reflects $15.00 initial public offering price net of underwriting discount and offering expenses ($0.80 per share).

(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(d) Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.

GENERAL INFORMATION AND HISTORY

     The Acquiring Fund and the Acquired Fund are both non-diversified, closed-end management investment companies organized under the laws of the State of Maryland on May 5, 1992 and on January 21, 1994, respectively. Both of the Funds are registered under the 1940 Act. The principal office of the Acquiring Fund and the Acquired Fund is located at 345 Park Avenue, New York, New York 10154 and their telephone number is (212) 326-6200.

     In July 1992, the Acquiring Fund issued 5.75 million Shares, $.01 par value per share, pursuant to the initial public offering thereof and commenced operations.

     In April 1994, the Acquired Fund issued 3.4 million shares of common stock, $.01 par value per share, pursuant to the initial public offering thereof and commenced operations.

     The following table sets forth the number of outstanding shares of each Fund as of July 31, 1997.

                                                                            (a)          (b)
                                                                          AMOUNT        AMOUNT
                                                                           HELD      OUTSTANDING
                                                                        BY FUND FOR  EXCLUSIVE OF
                                                             AMOUNT       ITS OWN    AMOUNT SHOWN
                      TITLE OF CLASS                       AUTHORIZED     ACCOUNT      UNDER(a)
---------------------------------------------------------- -----------  -----------  ------------
Acquiring Fund Shares of Common Stock..................... 100,000,000         None    6,140,840
Acquired Fund Shares of Common Stock...................... 100,000,000         None    3,419,143

     The shares of the Acquiring Fund are listed and trade on the NYSE under the symbol LBF. The shares of the Acquired Fund are listed and trade on the NYSE under the symbol SWI. The following tables set forth the high and low sales prices for each Fund's Shares as reported on the consolidated transaction reporting system for the periods indicated.

PER SHARE DATA FOR ACQUIRING FUND COMMON STOCK TRADED ON THE NYSE

                                           HIGH SALES  NET ASSET   PREMIUM    LOW SALES  NET ASSET   PREMIUM
                  PERIOD                     PRICE       VALUE    (DISCOUNT)    PRICE      VALUE    (DISCOUNT)
------------------------------------------ ----------  ---------  ----------  ---------  ---------  ----------
Nov. 1 - Jan 31, 1995.....................  $ 13.500    $ 13.24        2.0%    $10.125    $ 10.08        0.4%
Feb. 1 - Apr. 30, 1995....................  $ 12.000    $ 10.95        9.6%    $10.500    $  9.85        6.6%
May 1 - Jul. 31, 1995.....................  $ 12.875    $ 11.81        9.0%    $11.375    $ 10.64        6.9%
Aug. 1 - Oct. 31, 1995....................  $ 12.500    $ 11.83        5.7%    $11.125    $ 11.37      - 2.2%
Nov. 1 - Jan 31, 1996.....................  $ 14.000    $ 13.38        4.6%    $11.625    $ 12.01      - 3.2%
Feb. 1 - Apr. 30, 1996....................  $ 14.000    $ 13.31        5.2%    $12.750    $ 12.21        4.4%
May 1 - Jul. 31, 1996.....................  $ 13.875    $ 14.14      - 1.9%    $12.750    $ 13.20      - 3.4%
Aug. 1 - Oct. 31, 1996....................  $ 14.875    $ 16.35      - 9.0%    $13.375    $ 14.44      - 7.4%
Nov. 1 - Jan 31, 1997.....................  $ 15.250    $ 16.63      - 8.3%    $13.875    $ 15.89      -12.7%
Feb. 1 - Apr. 30, 1997....................  $ 15.250    $ 17.02      -10.4%    $14.500    $ 16.32      -11.2%
May 1 - Jul. 31, 1997.....................  $ 16.875    $ 17.01      - 0.8%    $14.625    $ 16.30      -10.3%

PER SHARE DATA FOR ACQUIRED FUND COMMON STOCK TRADED ON THE NYSE

                                           HIGH SALES  NET ASSET   PREMIUM    LOW SALES  NET ASSET   PREMIUM
                  PERIOD                     PRICE       VALUE    (DISCOUNT)    PRICE      VALUE    (DISCOUNT)
------------------------------------------ ----------  ---------  ----------  ---------  ---------  ----------
May 1 - Jul. 31, 1995.....................  $ 13.375    $ 12.16       10.0%    $12.750    $ 12.07        5.6%
Aug. 1 - Oct. 31, 1995....................  $ 13.375    $ 12.60        6.2%    $12.250    $ 12.77      - 4.1%
Nov. 1 - Jan 31, 1996.....................  $ 14.125    $ 14.80      - 4.6%    $11.750    $ 13.57      -13.4%
Feb. 1 - Apr. 30, 1996....................  $ 14.250    $ 15.06      - 5.4%    $12.625    $ 14.01      - 9.9%
May 1 - Jul. 31, 1996.....................  $ 13.750    $ 15.49      -11.2%    $12.875    $ 14.63      -12.0%
Aug. 1 - Oct. 31, 1996....................  $ 14.500    $ 16.80      -13.7%    $13.250    $ 15.27      -13.2%
Nov. 1 - Jan 31, 1997.....................  $ 15.875    $ 15.89      - 0.1%    $14.000    $ 16.62      -15.8%
Feb. 1 - Apr. 30, 1997....................  $ 15.500    $ 16.89      - 8.2%    $13.625    $ 16.02      -15.0%
May 1 - Jul. 31, 1997.....................  $ 15.688    $ 17.09      - 8.2%    $14.125    $ 16.20      -12.8%

     During the period since the inception of the Funds, the Acquiring Fund's Common Stock and the Acquired Fund's Common Stock have traded at premiums and discounts to net asset value. Although there is no reason to believe that this pattern should be affected by the Reorganization, it is not possible to state whether shares of the Acquiring Fund will trade at a premium or discount to net asset value following the Reorganization, or the extent of any such premium or discount.

     On July 31, 1997, the closing sale prices of shares of the Acquiring Fund and shares of the Acquired Fund were $16.375 and $15.375, respectively. These prices represent a discount to net asset value of the Acquiring Fund of 2.9% and a discount to net asset value of the Acquired Fund of 9.1%.

                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objectives of the Funds are substantially similar. In addition, except as noted below, the Funds currently have substantially similar investment policies. No significant differences exist regarding the quality of investments permitted for either Fund. The primary difference between the Funds at present is that while SWIOF is permitted to invest throughout the world, LADIF focuses its investments in Latin American countries, and is required to invest a greater percentage of its assets in U.S. dollar-denominated debt securities than SWIOF. As of July 31, 1997, 91% of LADIF's total assets were invested in U.S. dollar denominated securities and 64% of SWIOF's total assets were so invested. Further, while LADIF currently may not invest in equity securities, SWIOF may invest up to 20% of its assets in emerging country equity securities, such as common stocks. In addition, SWIOF currently may borrow from banks only for temporary or emergency purposes, including for clearance of transactions, share repurchases, tender offers or payments of dividends to stockholders, in an amount not exceeding 5% of the value of the Fund's total assets, including the amount borrowed, while LADIF is authorized to borrow money from banks and other entities in an amount equal to up to 33 1/3% of the Fund's total assets, including the amount borrowed, less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowings for investment purposes.

     SWIOF'S investment objective is high income, and to the extent consistent with that objective, the Fund will also seek capital appreciation. Under normal market conditions, SWIOF invests in a portfolio of income securities of issuers located in developed and developing countries throughout the world. SWIOF may also invest up to 35% of its assets in securities that are not considered income securities, such as common stock, warrants that are not part of a unit with income securities and preferred stock that is non-dividend paying. In no event will more than 20% of SWIOF's assets (measured at the time of investment) be invested in emerging country equity securities. Under normal market conditions, a significant portion of the Fund's assets are invested in emerging markets with at least 65% of the Fund's assets invested in no fewer than 3 countries, one of which may be the United States. SWIOF has a policy of limiting to 25% the portion of its assets invested in issuers in any foreign country other than Argentina, Brazil, Mexico and Venezuela. For these countries, the limitation is 35% of the Fund's assets. The Fund invests at least 50% of its assets in securities denominated in U.S. dollars. Not more than 25% of its assets may be invested in securities denominated or indexed to any one foreign currency.

     LADIF'S primary investment objective is to seek high current income with capital appreciation as a secondary investment objective. LADIF invests principally in debt obligations of public and private entities located in Latin America. Under normal market conditions, at least 85% of the Fund's total assets will be invested in U.S. dollar-denominated Latin American debt instruments, and at least 65% of the Fund's income is derived from such investments. LADIF has a policy of limiting to 15% the portion of its total assets invested in issuers in any Latin American country other than Argentina, Brazil, Chile, Mexico and Venezuela. For these countries, the limitation is 40% of the Fund's total assets. In addition, no more than 25% of the Fund's total assets may be invested in securities issued by the government of any one Latin American country and its agencies and instrumentalities.

     Post-Reorganization Policies. As stated above (see "Comparison of the Acquiring Fund and the Acquired Fund -- Investment Objectives and Policies" above), the Board of Directors of LADIF has approved changes to certain investment policies of LADIF to become effective upon the closing of the Reorganization. As a result of those changes, LADIF will have substantially the same investment policies as SWIOF currently has, except that LADIF will retain its borrowing policy. Consequently, the second immediately preceding paragraph (other than its first sentence) is a more accurate description of the policies of the combined Fund than the immediately preceding paragraph (except for its first sentence). In addition, the remainder of this section of the Proxy Statement -- Prospectus will set forth the policies of the combined Fund assuming the Reorganization is accomplished.

     Each Fund seeks to reduce risk through diversification, credit analysis and monitoring of current developments and trends in both the economy and financial markets. The Investment Adviser uses various means to research the stability and/or potential for improvement of various issuers in connection with the purchase of their securities by each Fund. Evaluation of each issuer may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors which will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts, as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Investment Adviser may vary the average maturity of each Fund's portfolio securities, or may engage in hedging transactions, based upon the Investment Adviser's assessment of economic and market conditions.

     Each Fund is classified as non-diversified within the meaning of the 1940 Act, which means that each Fund is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. However, the Funds' investments will be limited so as to qualify each Fund as a "regulated investment company" for purposes of the Code. To qualify, among other requirements, each Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and (ii) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities (other than U.S. Government securities) of a single issuer and the Acquired Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the 1940 Act must satisfy the foregoing 5% requirement and 10% requirement with respect to 75% of its total assets. To the extent that each Fund assumes large positions in the securities of a small number of issuers, its net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

     Under normal market conditions, at least 65% of the Acquiring Fund's total assets will be invested in a portfolio of Income Securities (as defined below) of issuers located in developed and developing countries throughout the world. The Acquiring Fund may also invest to a limited extent in emerging country equity securities.

     Because, in the view of the Acquiring Fund's Investment Adviser, opportunities to achieve high income and capital appreciation are now available and may continue to be available in emerging markets, the Acquiring Fund expects to invest, under normal market conditions, a significant portion of its assets in emerging countries. The Investment Adviser believes that certain recent changes in political, economic and financial factors in some emerging countries create the potential for capital appreciation, over the long term, in securities of issuers in these markets. These factors, which in some emerging countries have been followed by rapid growth, include political change, including movements from military or totalitarian governments towards democratically elected governments; economic deregulation, including such free-market policies as tax reform, tariff reduction, privatization of state-owned business, and reduction of governmental control over industrial production; and financial liberalization, including more responsible fiscal and monetary policies, the removal of restrictions on the free movement of capital in and out of the country, and the emergence of securities markets. The Investment Adviser further believes that such factors may lead to improvements in a country's infrastructure, thereby increasing the country's industrial capacity. There can be no assurance, however, that the foregoing factors will occur in any particular emerging country or that they will produce the anticipated results.

     It is the Investment Adviser's belief that many emerging countries exhibit one or more characteristics that make investment in those countries attractive and that economic growth and growth in stock market capitalization may create an environment for improving performance in stock and bond markets. The Investment Adviser also believes economic expansion in emerging markets may be led by forces which include the increasing importance of domestic consumption in certain emerging country economies and increased foreign investment from companies seeking lower cost production facilities. Emerging countries with low wage rates may have a significant comparative advantage in the global market place and thus may attract companies relocating from the higher production cost environments of North America, Western Europe and Japan, resulting in the development of new manufacturing facilities. Other characteristics, including high economic growth rates, falling rates of inflation, falling interest rates, and improving credit ratings, may also contribute to attracting new foreign investment for capital improvement or manufacturing, and potentially to improving performance of stock and bond markets. The Investment Adviser believes that it may identify various opportunities for potential gain to the extent that it can identify issuers likely to experience improved credit quality.

     As used in this Joint Proxy Statement -- Prospectus, the term "emerging country" means any country that the World Bank has determined to have a low or middle income economy. Over 160 countries, generally including every nation in the world other than the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe, currently come within the definition of an emerging country. With respect to investments made in emerging countries, the Acquiring Fund will focus its investments in those emerging countries in which it believes the economies are developing strongly and in which the markets are becoming more sophisticated. The Acquiring Fund will consider an issuer to be located in an emerging country if: (1) the principal securities trading market for the issuer's securities is in an emerging country, (2) the issuer alone or on a consolidated basis derives 50% or more of its annual revenue from goods produced, investments made or services performed in emerging countries or has at least 50% of its assets situated in emerging countries, or (3) the issuer is organized under the laws of an emerging country. If an issuer qualifies as an issuer in more than one emerging country under the definition above, the Investment Adviser will determine the emerging country in which such issuer is located. The Investment Adviser will utilize various tests to determine the country in which an issuer is located. It is expected that these tests will change from time to time; however, among the factors which are expected to be considered by the Investment Adviser in determining an issuer's location are (1) the location of its subsidiaries and physical facilities, (2) the location of its personnel and management and (3) its source of revenues and expenditures. Because the Investment Adviser believes that under current market conditions attractive opportunities to realize the Acquiring Fund's investment objectives consistent with the Acquiring Fund's investment restrictions exist in Latin America, the Acquiring Fund has been invested to a large extent in securities of Latin American issuers. Accordingly, the Acquiring Fund will be more subject to economic, political, regulatory and other developments that may adversely affect issuers in Latin American countries generally than if the Fund did not invest to a large extent in Latin American issuers. The Investment Adviser will continue to monitor developing opportunities around the world and over time the amount of the Fund's assets invested in Latin America may diminish. To attempt to limit the Acquiring Fund's exposure to economic, political, regulatory and other developments that may adversely affect issuers in the same country, the Acquiring Fund will limit to 25% (measured at the time of investment) the portion of its assets invested in issuers in any one foreign country other than Argentina, Brazil, Mexico and Venezuela, in which cases the limitation per country is 35% of Acquiring Fund assets. Under normal market conditions, at least 65% of the Acquiring Fund's assets will be invested in no fewer than three countries, one of which may include the United States.

     Although the Acquiring Fund will seek investment opportunities throughout the world, the Acquiring Fund will invest at least 50% of its assets (measured at the time of investment) in U.S. dollar-denominated securities. Therefore, no more than 50% (measured at the time of investment) of the Acquiring Fund's assets may be invested in securities denominated in foreign currencies. Further, no more than 25% of the Acquiring Fund's assets (measured at the time of investment) may be invested in securities denominated in or indexed to any one foreign currency. The Acquiring Fund is subject to no restrictions on the maturities of the Income Securities it holds; those maturities may range from overnight to 30 years or more.

     The Acquiring Fund may invest in Income Securities issued by governmental and corporate issuers in such proportion as the Investment Adviser from time to time considers appropriate. Income Securities in which the Acquiring Fund may invest may take the form of (i) bonds, notes, bills, debentures, convertible securities, preferred stock that is dividend paying, warrants issued as part of a unit with other income securities, stripped income securities, zero coupon and payment-in-kind securities, bank debt obligations, loan participations and assignments and trust interests, (ii) other income securities issued or guaranteed by governments, government agencies or instrumentalities, supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies ("supranational organizations"), central banks, commercial banks or private issuers, (iii) interests issued by entities organized for the purpose of restructuring the credit, interest rate, currency or other investment characteristics of any of the foregoing and (iv) repurchase agreements with respect to any of the foregoing (collectively, "Income Securities"). The Acquiring Fund's investments in Income Securities may include both fixed and floating rate obligations. Floating rate securities tend to be less volatile in response to changes in interest rates than are longer term fixed rate securities. Determinations whether a particular issuer's securities come within the definition of an Income Security or the country in which an issuer is primarily located will be made by the Investment Adviser on the basis of publicly available information and inquiries made to the issuer.

     The Acquiring Fund may invest up to 35% of its portfolio in assets other than Income Securities. Such assets include emerging country equity securities, such as common stock, warrants that are not part of a unit with Income Securities, preferred stock that is non-dividend-paying, ADRs and EDRs; Strategic Transactions; Highly Liquid Investments (each as defined below); and cash. Although the Acquiring Fund does not expect to invest greater than 10% of its assets in equity securities, as the Acquiring Fund's Investment Adviser identifies available opportunities, the portion of the Acquiring Fund's assets invested in equity securities may be increased. In no event however will more than 20% of the Acquiring Fund's assets (measured at the time of investment) be invested in emerging country equity securities. Further, as noted above, the Acquiring Fund will invest in equity securities only if they are issued by issuers located in emerging countries. To the extent the Acquiring Fund invests in non-income producing equity securities, the amount of current income received by the Acquiring Fund may be diminished. For temporary or emergency purposes the Fund may invest without limit in Highly Liquid Instruments (as defined below). It is impossible to predict how long such alternative strategies would be utilized.

     The Acquiring Fund may invest without limitation in illiquid securities, which are securities that cannot be disposed of by the Acquiring Fund within seven days in the ordinary course of business at approximately the amount at which the Acquiring Fund has valued the securities. Illiquid securities may include (1) repurchase agreements having maturities greater than seven days; (2) partnership interests; (3) joint venture interests; (4) investments in new and early stage companies; and (5) securities subject to restrictions on resale.

     The Acquiring Fund, however, will invest no more than 35% of its assets (measured at the time of investment) in securities that, in the opinion of the Investment Adviser, have no trading market and, with respect to Income Securities, which have remaining maturities at the time of purchase greater than one year. Moreover, no more than 5% of the Acquiring Fund's total assets (measured at the time of investment) will be invested in such securities of any single issuer. For this purpose, securities will not be deemed to have no trading market and Income Securities will be deemed to have a maturity of not more than one year if the Acquiring Fund (1) has the right to require that the securities be listed on an exchange within one year or (2) has the right to require the issuer or a third party to acquire such security from the Acquiring Fund within a one-year period and, with respect to such issuer or third party, the Investment Adviser has made a determination that it is creditworthy of such obligation. These securities may be acquired in negotiated transactions or otherwise. Securities that are Rule 144A Securities (see "Rule 144A Securities" below), which in some cases may be considered illiquid, are not considered to be securities with no trading market for purposes of this limitation.

CERTAIN INVESTMENT SECURITIES

     Certain of the securities in which the Acquiring Fund may invest are described in further detail below:

BRADY BONDS

     Brady Bonds are securities created through the exchange of existing commercial bank loans to certain emerging country public entities for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market.

     Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components; the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and the history of defaults by emerging country public and private entities with respect to their commercial bank loans, investments in Brady Bonds may be viewed as speculative. The Fund may also invest in securities of issuers organized solely for the purpose of restructuring the investment characteristics of other securities (including Brady Bonds) in which the Fund may invest. For example, the Fund may invest in a security that restructures a collateralized Brady Bond in such a manner that the Fund's investment will not benefit from such collateralization and thus will be subject to greater risks. See "Investment Objectives and Policies -- Restructured Securities".

     Brady Bonds of several emerging countries (for example, Mexico, Argentina, Venezuela, the Philippines, Nigeria, Costa Rica, Uruguay) have at times experienced price appreciation. The Investment Manager believes that similar appreciation is possible for other emerging countries that may undertake Brady Plan restructuring. There can be no assurance, however, that other emerging countries will undertake Brady Plan restructuring or that such restructuring will produce price appreciation.

LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a borrower and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participations in Loans ("Participations") and assignments of portions of Loans ("Assignments") from third parties. Participations typically will result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Investment Adviser to be creditworthy.

     When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and may be more limited than, those held by the assigning Lender.

     The Fund may have difficulty disposing of Assignments and Participations. Because no liquid market for certain of these obligations typically exists, the Fund anticipates that these obligations could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse effect on the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations may also make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

RESTRUCTURED SECURITIES

     Included among the issuers of Income Securities in which the Fund may invest are entities organized and operated solely for the purpose of restructuring the credit, interest rate, currency or other investment characteristics of various securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds and commercial bank loans) and the issuance by the entity of one or more classes of securities ("Restructured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Securities to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; Restructured Securities of the type in which the Fund anticipates investing typically involve no credit enhancement.

     The Fund is permitted to invest in a class of Restructured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Securities typically have higher yields and present greater risks than unsubordinated Restructured Securities. Although the Fund's purchase of certain types of Restructured Securities would have a similar economic effect to that of borrowing, the purchase will not be deemed to be leverage for purposes of the limitations placed on the extent of the Fund's assets that may be used for borrowing. See "Certain Investment
Practices -- Borrowing".

     Certain issuers of Restructured Securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investment in these Restructured Securities may be limited by the restrictions contained in the 1940 Act described below under "Investment Objectives and Policies -- Investment in Other Funds".

SPECIALIZED OPPORTUNITIES

     The Fund may, from time to time, participate in "Specialized Opportunities," which for purposes of this Prospectus are investments in: (1) privately-held companies; (2) companies that have recently conducted initial public offerings of their shares; (3) smaller publicly-held companies (that is, any company with a market capitalization of less than $500 million, except that the Fund's Board of Directors may, in the future, reevaluate and increase or decrease the maximum market capitalization for qualification as a smaller company); (4) joint ventures; (5) private placements and joint venture participations; and (6) companies with private market values perceived by the Investment Adviser to be substantially in excess of their publicly-traded values.

     Among the Specialized Opportunities in which the Fund may invest are securities that are sold in direct placement transactions privately negotiated between their issuers and their purchasers and that are neither listed on an exchange nor traded over-the-counter ("Direct Placement Obligations"). In many cases, Direct Placement Obligations are subject to contractual or legal restrictions on transfer. As a result of the absence of a public trading market, Direct Placement Obligations may in turn be less liquid and more difficult to value than publicly traded securities. Although Direct Placement Obligations may be resold in privately negotiated transactions, the prices realized from the sales could, due to illiquidity, be less than those originally paid by the Fund or less than their fair value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any Direct Placement Obligations held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Although private placements entail certain risks, the Investment Adviser believes that such investments offer attractive potential returns in terms of yield or in that capital gains might be realized in subsequent public or private sale.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities, which typically take the form of bonds, debentures, notes, preferred stock or other securities that may be converted into, or exchanged for, a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles its holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities, ordinarily providing a stable flow of income and generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable nonconvertible securities. Investments in convertible securities generally entail less risk than investments in common stock, although the extent to which the risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Convertible securities have several unique investment characteristics such as: (1) higher yields than common stocks, but lower yields than comparable nonconvertible securities; (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) the potential for capital appreciation if the market price of the underlying common stock increases.

     The value of a convertible security is a function of its "investment value" (determined by its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

     The Fund may hold convertible securities as an equity investment upon conversion. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.

WARRANTS

     The Fund may invest in warrants, which are securities permitting, but not obligating, their holders to subscribe for other securities or commodities. The Fund may invest in warrants for debt securities or warrants for equity securities that are acquired as units with debt instruments. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, an investment in warrants may be considered to be more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities or commodities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund may retain in its portfolio any securities received upon the exercise of a warrant and may also retain in its portfolio any warrant acquired as a unit with a debt instrument if the warrant begins to trade separately from the related debt instrument.

PRIVATIZATION PROGRAMS

     The governments of several foreign countries have, to varying degrees, been engaged in programs of selling part or all of their interests in government-owned or -controlled enterprises. The Investment Adviser believes that these privatization programs may offer investors opportunities for significant capital appreciation and anticipates that the Fund may from time to time participate in these programs. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advantageous than for local investors. Moreover, no assurance can be given that governments will continue to divest companies they own or control or that privatization proposals will be successful.

RULE 144A SECURITIES

     From time to time, the Fund may hold securities that are not registered under the Securities Act but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Certain Rule 144A Securities may be considered to be not readily marketable. The Fund's purchase of Rule 144A Securities could have the effect of decreasing the level of its portfolio marketability to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The ability to sell to qualified institutional buyers under Rule 144A from time to time cannot be predicted.

INDEXED SECURITIES

     The Fund may invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of an indexed security may be increased or decreased, depending on changes in the value of the reference instrument. Indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, the change in the interest rate or value of the security at maturity may be some multiple of the change in the value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Fund will bear the market risk of the reference instrument.

STRIPPED INCOME SECURITIES

     Stripped income securities are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

ZERO COUPON, DEEP DISCOUNT AND PAYMENT-IN-KIND SECURITIES

     The Fund may invest in "zero coupon" and other deep discount securities of governmental or private issuers, including certain Brady Bonds and other Sovereign Debt. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

     Although the Fund will receive no payments on its zero coupon securities, and may receive no cash payments on its payment-in-kind securities, prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities and any non-cash "interest" it receives on its payment-in-kind securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent the Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by the Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

FLOATING AND VARIABLE RATE INCOME SECURITIES

     Income Securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London Inter Bank Offered Rates (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

PREMIUM SECURITIES

     The Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to stockholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will recognize a capital loss if it holds such securities to maturity.

BORROWING AND OTHER FORMS OF LEVERAGE

     The Fund is authorized to borrow money from banks and other entities in an amount equal to up to 33 1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowing, and may use the proceeds of the borrowings for investment purposes. Borrowings create leverage, which is a speculative characteristic. Although the Fund intends to borrow frequently, it will do so only when the Investment Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies. The extent to which the Fund will borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Investment Adviser.

     Borrowing by the Fund will create an opportunity for increased net income but, at the same time, will involve special risk considerations. Leveraging resulting from borrowing will magnify declines as well as increases in the net asset value of the Common Stock and in the net yield on the Fund's portfolio. Although the principal of the Fund's borrowings will be fixed, the Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that the Fund will have to pay, the Fund's net income will be greater than if borrowing were not used. Conversely, however, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund will be less than if borrowings were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced.

     The Fund expects that all of its borrowings will be made on a secured basis. The Fund's custodian will either segregate the assets securing the Fund's borrowings for the benefit of the Fund's lenders or arrangements will be made with a suitable sub-custodian, which may include a lender. If the assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of instruments that the Fund would otherwise purchase.

     The Fund may enter into reverse repurchase agreements with any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Adviser to be creditworthy. Under a reverse repurchase agreement, the Fund would sell securities and agree to repurchase them at a mutually agreed date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account, with its custodian or a designated sub-custodian, containing cash or liquid obligations having a value not less than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds of the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending the decision. Reverse repurchase agreements will be treated as borrowings for purposes of calculating the Fund's borrowing limitation.

     The Fund may, in addition to engaging in the transactions described above, borrow money from banks for temporary or emergency purposes (including, for example, clearance of transactions, share repurchases, tender offers or payments of dividends to shareholders) in an amount not exceeding 5% of the value of the Fund's total assets (including the amount borrowed).

HIGHLY LIQUID INSTRUMENTS

     The Fund may hold and/or invest in cash and/or Highly Liquid Instruments for cash management purposes, pending investment in accordance with the Fund's investment objectives and policies and to meet operating expenses. In addition, for temporary or emergency purposes the Fund may invest without limitation in Highly Liquid Instruments. The Fund may do so when, due to political, market or other factors broadly affecting debt markets in one or more foreign countries, the Investment Adviser determines that either opportunities for high income in those markets may be significantly limited or that significant diminution in value of the securities traded in those markets is likely to occur. To the extent that the Fund invests in Highly Liquid Instruments, it may not achieve its investment objectives.

     Highly Liquid Instruments are short-term (less than twelve months to maturity) securities denominated in dollars or in another currency and rated investment grade or deemed to be of equivalent quality which consist of: (1) obligations issued or guaranteed by (a) the U.S. Government, or a foreign government, or its agencies or instrumentalities, or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ("supranational entities");
(2) finance company obligations, corporate commercial paper and other commercial obligations; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks subject to the restriction that the Fund may not invest more than 25% of its total assets in bank securities; and (4) repurchase agreements with respect to securities in which the Fund may invest. The banks whose obligations may be purchased by the Fund and the banks and broker-dealers with which the Fund may enter into repurchase agreements include any member bank of the Federal Reserve System and any broker-dealer or any foreign bank that has been determined by the Investment Adviser to be creditworthy.

     Repurchase agreements are contracts pursuant to which the seller of a security agrees at the time of sale to repurchase the security at an agreed upon price and date. The Fund may enter into repurchase commitments with any party deemed creditworthy by the Investment Adviser, including foreign banks and broker/dealers, if the transaction is entered into for investment purposes and the counterparty's creditworthiness is at least equal to that of issuers of securities which the Fund may purchase. Such transactions may not provide the Fund with collateral marked-to-market during the terms of the commitment. Repurchase agreements may involve risks in the event of insolvency or other default by the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

INVESTMENTS IN OTHER FUNDS

     The Fund may invest in investment funds, other than those for which the Investment Adviser serves as investment adviser and/or sponsor, that invest principally in securities in which the Fund is authorized to invest. Under the 1940 Act, the Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, under the 1940 Act, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company, and the Fund may not own more than 3% of the outstanding voting securities of any investment company. To the extent the Fund invests in other investment funds, the Fund's stockholders will incur certain duplicative fees and expenses, including investment advisory fees. The Fund's investment in certain investment funds will result in special U.S. federal income tax consequences described below under "Taxes -- General".

DEPOSITARY RECEIPTS

     The Fund may hold securities of U.S. and foreign issuers in the form of American Depositary Receipts ("ADRs"), American Depositary Shares ("ADSs") or European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company which evidences ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets. For purposes of the Fund's investment policies, the Fund's investments in ADRs and ADSs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

     ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute stockholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of stockholder meetings and voting instructions, and to provide stockholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Fund may invest in both sponsored and unsponsored ADRs.

     EDRs, which sometimes are referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or U.S. securities. Generally, EDRs and CDRs, in bearer form, are designed for use in European securities markets.

OTHER INVESTMENT POLICIES

     The Acquiring Fund may engage in a number of investment practices, including those described below. The Acquiring Fund is under no obligation to use any of the practices at any given time or under any particular economic condition. In addition, no assurance can be given that the use of any practice will have its intended result or that the use of any practice is or will be available to the Acquiring Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase securities on a when-issued basis, or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by the Fund prior to the actual delivery or payment by the other party to the transaction. When-issued securities purchased by the Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to the security's stated delivery date. The Fund will establish with its custodian, or a designated sub-custodian, a segregated account consisting of cash or liquid securities, in an amount equal to the amount of the Fund's when-issued and delayed delivery purchase commitments.

     Securities purchased by the Fund on a when-issued or delayed delivery basis may expose the Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that obtained in the transaction itself. This characteristic of when-issued and delayed delivery securities could result in exaggerated movements in the Fund's net asset value.

STRATEGIC TRANSACTIONS

     The Fund is authorized, but not required, to use various investment strategies described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific market movements) to manage the effective maturity or duration of fixed-income securities or to seek to increase the Fund's income or gain. Although these strategies are generally accepted as portfolio management techniques and are regularly used by some investment companies and other institutional investors, many of these strategies may not at the present time be used by the Fund to a significant extent with respect to emerging country securities and may not become available for extensive use in the future. Techniques and instruments may change, however, over time as new instruments and strategies are developed or regulatory changes occur.

     The Fund may purchase and sell exchange listed and over-the-counter put and call options on securities, financial futures and securities indices and other financial instruments, enter into financial futures contracts, enter into various interest rate transactions, such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, these transactions are referred to as "Strategic Transactions").

     Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity, duration and interest rate exposure of the Fund's portfolio, to protect against changes in currency exchange rates or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain, although no more than 5% of the Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. The Fund may use any or all types of Strategic Transactions at any time; no particular strategy will dictate the use of one transaction rather than another, as use of any Strategic Transaction will be a function of numerous variables including market conditions. The ability of the Fund to utilize Strategic Transactions successfully will depend on, in addition to the factors described above, the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. Strategic Transactions involving financial futures and options on financial futures will be purchased, sold or entered into only for hedging, risk management or portfolio management purposes and not for speculative purposes. The use of certain Strategic Transactions will require that the Fund segregate liquid high grade assets to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

SHORT SALES

     With respect to no more than 10% of the Fund's total assets, the Fund may from time to time sell securities short. A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. To deliver the securities to the buyer, the Fund will need to arrange through a broker to borrow the securities and, in so doing, the Fund will become obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or liquid securities. In addition, the Fund will place in a segregated account with its custodian, or designated sub-custodian, an amount of cash or liquid securities equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (1) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (2) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

     Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

LENDING OF PORTFOLIO SECURITIES

     The Fund may lend securities in its portfolio representing up to 30% of its total assets, taken at market value, to securities firms and financial institutions. Each such loan must be secured continuously by collateral in the form of cash, U.S. Government securities or a letter of credit, adjusted daily to have a market value at least equal to the current market value of the securities loaned. The loans will be terminable at any time, and the Fund will receive any interest or dividends paid on the loaned securities. In addition, the Fund anticipates that it may share with the borrower and the Fund's custodian or a designated sub-custodian some of the income received on the collateral for the loan, or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, like that associated with other extensions of credit, consists of possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Fund will lend securities, the Investment Adviser will consider all relevant factors and circumstances, including the creditworthiness of the borrower.

SYNTHETIC INVESTMENTS

     In certain circumstances, the Fund may wish to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the security is illiquid, or is unavailable for direct investment or available only on less attractive terms. In such circumstances, the Fund may invest in synthetic or derivative alternative investments ("Synthetic Investments") that are based upon or otherwise relate to the economic performance of the underlying securities. Synthetic Investments may include swap transactions, notes or units with variable redemption amounts, and other similar instruments and contracts. Synthetic Investments typically do not represent beneficial ownership of the underlying security, usually are not collateralized or otherwise secured by the counterparty and may or may not have any credit enhancements attached to them. Accordingly, Synthetic Investments involve exposure not only to the creditworthiness of the issuer of the underlying security, changes in exchange rates and future governmental actions taken by the jurisdiction in which the underlying security is issued, but also to the creditworthiness and legal standing of the counterparties involved. In addition, Synthetic Investments typically are illiquid.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment restrictions of each Fund and may not be changed without the approval of the holders of a majority of each Fund's outstanding voting securities (which, for this purpose and under the 1940 Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

     Neither Fund may:

          1. purchase securities on margin, except those short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to Strategic Transactions;

          2. make short sales of securities or maintain a short position except in accordance with the guidelines set out in the Fund's prospectus;

          3. buy or sell commodities or commodity contracts or real estate or interests in real estate, except that the Fund (a) may purchase and sell securities that are (i) secured by real estate, (ii) secured by, represent the right to acquire, or whose investment return is dependent upon the price of, a commodity or (iii) issued by companies that invest or deal in real estate or commodities and (b) may engage in Strategic Transactions as described in the Fund's Prospectus;

          4. make loans, except through investing in Loans and Participations, lending portfolio securities and entering into repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, short-term commercial paper, certificates of deposit and bankers' acceptances will not be deemed to be the making of a loan; and

          5. act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable law.

     Additional fundamental investment restrictions of the Acquired Fund provide that the Acquired Fund may not:

          A. issue senior securities (including borrowing money from banks and other entities and reverse repurchase agreements), except that (a) short-term credits necessary for settlement of securities transactions will not be considered borrowings or senior securities, and (b) the Fund may borrow up to 5% of its total assets (including the amount borrowed) for temporary or emergency purposes; and

          B. invest more than 25% of the total value of its assets in the securities of issuers in a single industry, except that this restriction will not be deemed to prohibit the Fund from purchasing the securities of any issuer pursuant to the exercise of rights distributed to the Fund by the issuer.

     For purposes of investment restriction A above, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts will not be deemed a pledge of assets or the issuance of senior securities. For purposes of investment restriction B above, the term industry will be deemed to include (1) the government of any country other than the United States, but not the U.S. Government and (2) all supranational organizations, as a group.

     Additional fundamental investment restrictions of the Acquiring Fund provide that the Acquiring Fund may not:

          1. issue senior securities (including borrowing money from banks and other entities and reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities), except that the Fund may borrow up to an additional 5% of its total assets (including the amount borrowed) for temporary or emergency purposes;

          2. invest more than 25% of the total value of its assets in the securities of issuers in a single industry, except that (a) this limitation will not be applicable to the purchase of U.S. Government Securities and
     (b) this limitation will not be applicable to the purchase of securities of issuers whose primary business activity is in the oil or telecommunications industry or to the purchase of securities issued by the government of any one Latin American* country and its agencies and instrumentalities, so long as the Fund's Board of Directors determines, on the basis of factors such as liquidity, availability of investments and anticipated returns, that the Fund's ability to achieve its investment objectives would be materially adversely affected if the Fund were not permitted to invest more than 25% of its total assets in those securities, and so long as the Fund notifies its stockholders of any decision by the Board of Directors to permit or cease to permit the Fund to invest more than 25% of its total assets in those securities, such notice to include a discussion of any increased investment risks to which the Fund may be subjected as a result of the Board of Directors' determination; and

          3. make investments for the purpose of exercising control or management.

     Additional investment restrictions adopted by the Acquired Fund, which may be changed by its Board of Directors, provide that the Acquired Fund may not:

          1. invest more than 10% of its total assets in the securities of any single issuer, except that this restriction does not apply to investments in Sovereign Debt; and

          2. invest more than 20% of its total assets in Income Securities issued by U.S. issuers that have a credit rating below investment grade or that have no credit rating but which are deemed by the Investment Adviser to be of comparable quality.

     If a percentage restriction on investment policies or the investment on use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation.

                             DIRECTORS AND OFFICERS

     The Acquiring Fund and the Acquired Fund have the same seven Directors, four of whom are not "interested persons," as defined in the 1940 Act, of either Fund. The Directors are responsible for the overall supervision of the operations of the Funds and perform various duties imposed on the directors of investment companies by the 1940 Act and under applicable Maryland law. The Acquiring Fund and the Acquired Fund also have the same executive officers. For further information regarding the Directors and officers of each Fund, see "Election of Directors".

                INVESTMENT ADVISORY AND MANAGEMENT ARRANGEMENTS

     See "Approval of New Investment Management Agreements" for information relating to the proposal for each Fund to execute a new investment management agreement with Scudder Kemper. The following information relates to the current Investment Management and Administration Agreements.

     The Investment Adviser provides the Acquiring Fund and the Acquired Fund with investment advisory, management and administrative services. The Investment Adviser, or Scudder, acts as the investment adviser for over 50 investment company portfolios. The Investment Adviser also offers private account management and portfolio analysis services to individuals and institutions. As of April 30, 1997, the Investment Adviser had a total of approximately $115 billion in investment company and private account assets under management, including accounts of certain affiliates of the Investment Adviser. The principal business address of the Investment Adviser is 345 Park Avenue, New York, New York 10154.

     The Investment Advisory Management and Administration Agreements between the Investment Adviser and each of the Funds (the "Investment Advisory Agreements") provide that, subject to the direction of the Board of Directors of each Fund, the Investment Adviser is responsible for the actual management of each

---------------

* If the proposal relating to the Reorganization is approved, the reference to "Latin American" in this restriction would be deleted (see "The
  Reorganization -- Change of LADIF's Name; Amendment of Fundamental Policy on Industry Concentration" above).

Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser, subject to review by the Board of Directors.

     The Investment Adviser provides the portfolio management for the Acquiring Fund and the Acquired Fund. Such portfolio management considers analyses from various sources (including brokerage firms with which each Fund does business), makes the necessary investment decisions, and places orders for transactions accordingly. The Investment Adviser also is responsible for the performance of certain administrative and management services for each of the Funds.

     For the services provided by the Investment Adviser under the Investment Advisory Agreements, each Fund currently pays a monthly fee at an annual rate of 1.20% of its average weekly net assets (i.e., the average weekly value of its total assets, minus the sum of its accrued liabilities). For purposes of this calculation, average weekly net assets is determined at the end of each month on the basis of the average net assets of each Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week. Under each Fund's Investment Advisory Agreement for the last three fiscal years, the Acquired Fund paid the Investment Adviser $650,255, $549,956 and $557,307, and the Acquiring Fund paid the Investment Adviser $984,043, $814,827 and $1,020,217.

     The Investment Advisory Agreements obligate the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Acquiring Fund and the Acquired Fund connected with investment and economic research, trading and investment management of each Fund, as well as the compensation of all Directors of each Fund who are affiliated persons of the Investment Adviser or any of its affiliates. Each Fund pays all other expenses incurred in its operation, including, among other things, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, stock certificates and stockholder reports, charges of the custodian and the transfer agent and registrar, expenses of portfolio transactions, fees and expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by each Fund, Commission fees, fees and expenses of unaffiliated Directors, accounting and pricing costs (including the weekly calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by each Fund.

     Unless earlier terminated as described below, the Investment Advisory Agreements with the Acquiring Fund and the Acquired Fund will remain in effect from year to year if approved annually (a) by each Fund's Board of Directors or by a majority of the outstanding shares of each Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the stockholders of each Fund.

PORTFOLIO MANAGEMENT

     LADIF is managed by a team of Scudder investment professionals who each play an important role in the portfolio's management process. Team members work together to develop investment strategies and select securities for the portfolio. They are supported by Scudder's staff of economists, research analysts, traders, and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes the team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

     The Lead Portfolio Manager of LADIF is Isabel Saltzman, who joined Scudder in 1990. The Lead Portfolio Manager of SWIOF is Susan Gray, who joined Scudder in 1987 and who sets the investment strategy for the Fund. After the Reorganization Ms. Gray and Ms. Saltzman will be co-Lead Portfolio Managers of the combined Fund, sharing responsibility for the day-to-day management of the portfolio. Joyce E. Cornell, Portfolio Manager of SWIOF, is responsible for managing the equity component of the Fund's portfolio. Ms. Cornell, who joined Scudder in 1991, has nine years of experience as a securities analyst.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by each Fund's Board of Directors, the Investment Adviser is primarily responsible for the execution of each Fund's portfolio transactions. In executing such transactions, the Investment Adviser seeks to obtain the best results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

     The Funds have no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. Subject to obtaining the best price and execution, securities firms which provided supplemental investment research to the Investment Adviser may receive orders for transactions by the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the Investment Advisory Agreements and the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

BROKERAGE COMMISSIONS ON THE PORTFOLIO TRANSACTIONS

     To the maximum extent feasible the Investment Adviser places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of the Investment Adviser), which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Funds for this service. Allocation of portfolio transactions is supervised by the Investment Adviser.

PORTFOLIO TURNOVER

     The Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Investment Adviser. A 100% annual turnover rate would occur if all of the Acquiring Fund's securities were replaced one time during a period of one year. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Acquiring Fund's portfolio securities. For purposes of the calculation, portfolio securities exclude all debt securities having a maturity when purchased of one year or less. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability, when investment strategy remains relatively constant. Higher portfolio turnover rates can result in corresponding increases in transaction costs. Portfolio turnover may also result in the recognition of capital gains which may be distributed to stockholders. The rate of portfolio turnover will not be a limiting factor when the Investment Adviser deems it appropriate to purchase or sell securities for the Fund.

                                NET ASSET VALUE

     Net asset value per share of Common Stock of the Acquiring Fund and the Acquired Fund is determined for publication after 4:00 p.m., New York time, on the last business day of each week. For purposes of determining the net asset value of a share of Common Stock, the value of the securities held by the Funds plus any cash or other assets (including interest and dividends accumulated but not yet received) minus all liabilities (including accrued expenses) is divided by the total number of shares of Common Stock outstanding at such time. Expenses, including the fees payable to the Investment Adviser, are accrued daily.

     An exchange-traded equity security (not subject to resale restrictions) is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). If there are no bid and asked quotations, the security is valued at the most recent bid quotation. An unlisted equity security which is traded on the Nasdaq Stock Market or the Nasdaq National Market is valued at the most recent sale price. If there are no such sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on the Nasdaq Stock Market or the Nasdaq National Market but traded in another over-the-counter market, is the most recent sale price. If there are no such sales, the security is valued at the Calculated Mean. If there is no Calculated Mean, the security is valued at the most recent bid quotation.

     Debt securities other than short-term securities, are valued at prices supplied by the Fund's pricing agent which reflect broker/dealer supplied valuations and electronic data processing technique. Money market instruments purchased with an original maturity of sixty days or less and maturing at par are valued by the amortized cost method, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If no such bid quotation is available, the Investment Adviser may calculate the price of that debt security, subject to limitations established by the Fund's Board of Directors.

     Option contracts on securities, currencies, futures and other financial instruments traded on an exchange are valued at their most recent sale price on the exchange. If no sales are reported, the value is the Calculated Mean, or if the Calculated Mean is not available, the most recent bid quotation in the case of purchased options, or the most recent asked quotation in the case of written options. Option contracts traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. Futures contracts are valued at the most recent settlement price Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rates.

     If a security is traded on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

     If, in the opinion of the Fund's valuation committee (the "Valuation Committee"), the value of an asset as determined in accordance with these procedures does not represent the fair market value of the asset, the value of the asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other portfolio holdings owned by the Fund is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects the fair market value of the property on the valuation date.

     Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rates.

     The Funds determine and make available by telephone in the United States (800-349-4281) daily the net asset value of their Common Stock. In addition, the Funds determine and make available for publication the net asset value of their Common Stock weekly. Currently, the net asset values of shares of the Funds are published in Barron's, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

                          DESCRIPTION OF CAPITAL STOCK

     The Funds are each authorized to issue 100,000,000 shares of capital stock, par value $.01 per share, all of which shares are initially classified as Common Stock. Each Fund's Board of Directors is authorized, however, to classify or reclassify any unissued shares of capital stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption.

     Shares of Common Stock, when issued and outstanding, will be fully paid and non-assessable. Stockholders are entitled to share pro rata in the net assets of each Fund available for distribution to stockholders upon liquidation of a Fund. Stockholders are entitled to one vote for each share held.

     Each Fund will send unaudited reports at least semi-annually and audited financial statements to all of its stockholders.

CERTAIN PROVISIONS OF THE ARTICLES OF INCORPORATION

     Each Fund's Articles of Incorporation include identical provisions that could have the effect of limiting the ability of other entities or persons to acquire control of each Fund or to change the composition of its Board of Directors and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. For a description of these provisions of the Acquiring Fund, which are identical to those of the Acquired Fund, see "The Reorganization -- Certain Provisions in the Acquiring Fund's Articles of Incorporation."

     Reference should be made to the Funds' Articles of Incorporation on file with the Commission for the full text of these provisions.

                                   CUSTODIAN

     The Acquiring Fund's and the Acquired Fund's securities and cash will be held under a Custodial Agreement with Brown Brothers Harriman & Co., 40 Water Street, New York, NY 10004.

            TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

     The transfer agent, dividend paying agent and registrar for the shares of Common Stock of the Acquiring Fund and the Acquired Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02101.

                                 LEGAL OPINIONS

     Certain legal matters in connection with the Acquiring Fund Shares to be issued pursuant to the Reorganization will be passed upon by Willkie Farr & Gallagher, New York, New York. Willkie Farr & Gallagher will rely as to matters of Maryland law on the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Funds do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy card(s) will vote thereon in accordance with their judgment.

EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO A STOCKHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO A FUND BY CALLING 800-349-4281 FROM WITHIN THE UNITED STATES AND 01-617-295-9079 FROM OUTSIDE THE UNITED STATES OR BY WRITING TO THE APPROPRIATE FUND, 345 PARK AVENUE, NEW YORK, NEW YORK 10154.

                                   APPENDIX I

                      AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (this "Agreement") is made as of the 10th day of September, 1997, by and between The Latin America Dollar Income Fund, Inc., a Maryland corporation ("LADIF"), and Scudder World Income Opportunities Fund, Inc., a Maryland corporation ("SWIOF").

                             PLAN OF REORGANIZATION

     The reorganization will comprise the acquisition by LADIF of substantially all of the assets, and the assumption of substantially all of the liabilities, of SWIOF in exchange solely for an equal aggregate net asset value of LADIF's shares of common stock, with a par value of $0.01 per share (the "LADIF Common Stock"), and the subsequent distribution to SWIOF stockholders in liquidation of SWIOF of all of the LADIF Common Stock received in exchange for their corresponding shares of common stock of SWIOF, with a par value of $0.01 per share (the "SWIOF Common Stock"), upon and subject to the terms hereinafter set forth (the "Reorganization").

     In the course of the Reorganization, LADIF Common Stock will be distributed to SWIOF stockholders as follows: each holder of SWIOF Common Stock will be entitled to receive the number of shares of LADIF Common Stock to be received by SWIOF having an aggregate net asset value equal to the aggregate net asset value of the SWIOF Common Stock owned by such stockholder on the Exchange Date (as defined in Section 7 of this Agreement). In consideration therefor, on the Exchange Date LADIF shall assume substantially all of SWIOF's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise. It is intended that the Reorganization described in this Plan shall be a reorganization within the meaning of Section 368(a)(l)(D) of the Internal Revenue Code of 1986, as amended (the "Code"), and any successor provision.

     As promptly as practicable after the liquidation of SWIOF pursuant to the Reorganization, SWIOF shall be dissolved in accordance with the laws of the State of Maryland and will terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act").

                                   AGREEMENT

     In order to consummate the Reorganization and in consideration of the premises and the covenants and agreements hereinafter set forth, and intending to be legally bound, SWIOF and LADIF hereby agree as follows:

     1. Representations and Warranties of SWIOF. SWIOF represents and warrants to, and agrees with, LADIF that:

          (a) SWIOF is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to perform its obligations under this Agreement. SWIOF has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to perform its obligations under this Agreement.

          (b) SWIOF is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-8316) and such registration has not been revoked or rescinded and is in full force and effect. SWIOF has elected to qualify and has qualified as a regulated investment company under Sections 851-855 of the Code as of its taxable year ended April 30, 1997, has been a regulated investment company at all times since its inception and meets the requirements for and intends to continue to qualify as a regulated investment company for its taxable year ending upon the liquidation of SWIOF.

          (c) As used in this Agreement, the term "Investments" shall mean (i) the investments of SWIOF shown on the schedule of its investments as of the Valuation Time (as defined in Section 3(c) of this

     Agreement) furnished to LADIF, with such additions thereto and deletions therefrom as may have arisen in the course of SWIOF's business up to the Valuation Time; and (ii) all other assets owned by SWIOF or liabilities incurred as of the Valuation Time, except that SWIOF shall retain cash, bank deposits or cash equivalent securities in an estimated amount necessary to (1) discharge its unpaid liabilities on its books at the Valuation Time (including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to the Valuation Time), and (2) pay such contingent and other liabilities as the Board of Directors of SWIOF reasonably shall deem to exist against SWIOF, if any, at the Valuation Time, for which contingent and other appropriate liability reserves shall be established on SWIOF's books. SWIOF also shall retain any and all rights which it may have over and against any other person which may have accrued up to the Valuation Time. Any unexpended portion of the foregoing funds so retained by SWIOF shall be disbursed by SWIOF pro rata to its stockholders upon dissolution of SWIOF as a final liquidating dividend.

          (d) SWIOF has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to the approval of this Agreement and the Reorganization by SWIOF stockholders, this Agreement constitutes a valid and binding agreement enforceable against SWIOF in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and to general equity principles.

          (e) LADIF has been furnished with a statement of assets, liabilities and capital and a schedule of investments of SWIOF, each as of April 30, 1997, said financial statements having been audited by Coopers & Lybrand LLP, independent public accountants, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and fairly present the financial position of SWIOF as of the date thereof. An unaudited statement of assets, liabilities and capital of SWIOF and an unaudited schedule of investments of SWIOF, each as of the Valuation Time, will be furnished to LADIF at or prior to the Exchange Date for the purpose of determining the number of shares of LADIF Common Stock to be issued pursuant to Section 4 of this Agreement; and such unaudited statements will fairly present the financial position of SWIOF as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of SWIOF, threatened against SWIOF which assert liability on the part of SWIOF or which materially affect its financial condition or its ability to consummate the Reorganization. SWIOF is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (g) There are no material contracts outstanding to which SWIOF is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (m) below) or will not otherwise be disclosed to LADIF prior to the Valuation Time.

          (h) SWIOF is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance of its obligations under this Agreement.

          (i) SWIOF has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 1997 and those incurred in connection with the Reorganization. As of the Valuation Time, SWIOF will advise LADIF in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (j) SWIOF has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of SWIOF have adequately been provided for on its books, and no tax deficiency or liability of SWIOF has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

          (k) At both the Valuation Time and the Exchange Date, SWIOF will have full right, power and authority to sell, assign, transfer and deliver the Investments. At the Exchange Date, subject only to the delivery of the Investments as contemplated by this Agreement, SWIOF will have good and marketable title to all of the Investments, and LADIF will acquire all of the Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the Federal, state or foreign securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Investments or materially affect title thereto).

          (l) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by SWIOF of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) and except for the filing of Articles of Transfer with the Maryland State Department of Assessment and Taxation.

          (m) The registration statement filed by LADIF on Form N-14 relating to the LADIF Common Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and on the Exchange Date, insofar as it relates to SWIOF (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus and statement of additional information included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by SWIOF for use in the N-14 Registration Statement.

          (n) SWIOF is authorized to issue 100,000,000 shares of capital stock, par value $0.01 per share, each outstanding share of which is fully paid, nonassessable and has full voting rights.

          (o) All of the issued and outstanding shares of SWIOF Common Stock were offered for sale and sold in conformity with all applicable Federal and state securities laws.

          (p) The books and records of SWIOF made available to LADIF and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of SWIOF.

          (q) SWIOF will not sell or otherwise dispose of any of the shares of LADIF to be received in the Reorganization, except in distribution to the stockholders of SWIOF.

          (r) Since April 30, 1997, there has not been any material adverse change in SWIOF's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by SWIOF of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by LADIF. For purposes of this subpara-graph (r), a decline in net asset value per share or the total assets of SWIOF in the ordinary course of business shall not constitute a material adverse change.

          (s) The information to be furnished by SWIOF for use in no-action letters, applications for exemptive orders and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

          (t) The Board of Directors of SWIOF, including a majority of the directors who are not "interested persons" of SWIOF (as defined by the 1940
     Act), have determined that this Agreement and the transactions contemplated hereby are in the best interests of SWIOF and that the interests of the SWIOF stockholders would not be diluted as a result of such transactions.

     2. Representations and Warranties of LADIF. LADIF represents and warrants to, and agrees with, SWIOF that:

          (a) LADIF is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland, and has the power to own all of its assets and to perform its obligations under this Agreement. LADIF has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to perform its obligations under this Agreement.

          (b) LADIF is duly registered under the 1940 Act as a non-diversified, closed-end management investment company (File No. 811-6671), and such registration has not been revoked or rescinded and is in full force and effect. LADIF has elected to qualify and has qualified as a regulated investment company under Sections 851-855 of the Code as of its taxable year ending October 31, 1996, and has been a regulated investment company at all times since its inception.

          (c) SWIOF has been furnished with a statement of assets, liabilities and capital and a schedule of investments of LADIF, each as of April 30, 1997, said financial statements having been audited by Price Waterhouse LLP, independent accountants, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis and fairly present the financial position of LADIF as of the date thereof. An unaudited statement of assets, liabilities and capital of LADIF and an unaudited schedule of investments of LADIF, each as of the Valuation Time, will be furnished to SWIOF at or prior to the Exchange Date for the purpose of determining the number of shares of LADIF Common Stock to be issued pursuant to Section 4 of this Agreement; and such unaudited financial statements will fairly present the financial position of LADIF as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

          (d) LADIF has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and, subject to the approval of the issuance of the LADIF Common Stock in the Reorganization by the LADIF stockholders, this Agreement constitutes a valid and binding agreement enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and to general equity principles.

          (e) There are no material legal, administrative or other proceedings pending or, to the knowledge of LADIF, threatened against LADIF which assert liability on the part of LADIF or which materially affect its financial condition or its ability to consummate the Reorganization. LADIF is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

          (f) LADIF is not a party to or obligated under any provision of its Articles of Incorporation, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance of its obligations under this Agreement.

          (g) There are no material contracts outstanding to which LADIF is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to SWIOF prior to the Valuation Time.

          (h) LADIF has no known liabilities of a material amount, contingent or otherwise, other than those shown on LADIF's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since April 30, 1997 and those incurred in connection with the Reorganization. As of the Valuation Time, LADIF will advise SWIOF in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

          (i) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by LADIF of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws and except for the filing of Articles of Transfer with the Maryland State Department of Assessment and Taxation.

          (j) The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and at the Exchange Date, insofar as it relates to LADIF (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus and statement of additional information included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by LADIF for use in the N-14 Registration Statement.

          (k) LADIF is authorized to issue 100,000,000 shares of capital stock, par value $0.01 per share, each outstanding share of which is fully paid, nonassessable and has full voting rights.

          (l) The LADIF Common Stock to be issued to SWIOF pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, no personal liability will attach to the ownership thereof, and no stockholder of LADIF will have any preemptive right of subscription or purchase in respect thereof.

          (m) At or prior to the Exchange Date, the LADIF Common Stock to be transferred to SWIOF on the Exchange Date will be duly qualified for offering to the public in all states of the United States where such qualification is required, and there are a sufficient number of such shares registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

          (n) Since April 30, 1997, there has not been any material adverse change in LADIF's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business. For purposes of this subparagraph (n), a decline in net asset value per share or the total assets of LADIF in the ordinary course of business shall not constitute a material adverse change.

          (o) The Board of Directors of LADIF, including a majority of the directors who are not "interested persons" of LADIF (as defined by the 1940
     Act), have determined that this Agreement and the transactions contemplated hereby are in the best interests of LADIF and that the interests of the LADIF stockholders would not be diluted as a result of such transactions.

          (p) The information to be furnished by LADIF for use in no-action letters, applications for exemptive orders and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

          (q) LADIF has filed, or has obtained extensions to file, all Federal, state and local tax returns that are required to be filed by it, and has paid or has obtained extensions to pay, all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Exchange Date occurs. All tax liabilities of LADIF have adequately been provided for on its books, and no tax deficiency or liability of LADIF has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Exchange Date occurs.

          (o) All of the issued and outstanding shares of LADIF Common Stock were offered for sale and sold in conformity with all applicable Federal and state securities laws.

          (p) The books and records of LADIF made available to SWIOF and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of LADIF.

     3. The Reorganization. (a) Subject to the requisite approvals of the stockholders of each of SWIOF and LADIF being given, and to the other terms and conditions contained herein, SWIOF agrees to convey, transfer and deliver to LADIF for the benefit of LADIF, and LADIF agrees to acquire from SWIOF for the benefit of LADIF, on the Exchange Date all of the Investments (including interest accrued as of the Valuation Time on debt instruments) of SWIOF, and assume substantially all of the liabilities of SWIOF, in exchange solely for that number of shares of LADIF Common Stock provided in Section 4 of this Agreement; provided, however, that LADIF shall have no obligation to acquire any Investment or assume any liability that it is not permitted to acquire or assume pursuant to the terms of its current investment policies as described in the N-14 Registration Statement. Pursuant to this Agreement, as soon as practicable SWIOF will distribute all LADIF Common Stock received by it to its stockholders in exchange for their corresponding SWIOF Common Stock. Such distribution shall be accomplished by the opening of stockholder accounts on the stock ledger records of LADIF in the amounts due the stockholders of SWIOF based on their respective holdings in SWIOF as of the Valuation Time.

     (b) SWIOF will pay or cause to be paid to LADIF any interest it receives on or after the Exchange Date with respect to the Investments transferred to LADIF hereunder.

     (c) The Valuation Time shall be 4:00 P.M., New York time, on November 7, 1997, or such earlier or later day and time as mutually may be agreed upon in writing (the "Valuation Time").

     (d) LADIF will acquire substantially all of the assets of, and assume substantially all of the known liabilities of, SWIOF, except that recourse for such liabilities will be limited to LADIF. The known liabilities of SWIOF as of the Valuation Time shall be confirmed in writing to LADIF by SWIOF pursuant to
Section 1(j) of this Agreement.

     4. Issuance and Valuation of LADIF Common Stock in the Reorganization. (a) Shares of LADIF Common Stock of an aggregate net asset value equal (to the nearest one ten thousandth of one cent) to the value of the assets of SWIOF acquired, determined as hereinafter provided, reduced by the amount of liabilities assumed by LADIF, shall be issued by LADIF in exchange for such assets of SWIOF. The assets of SWIOF and LADIF shall be determined in accordance with LADIF's procedures as in effect as of the Valuation Time, and no formula will be used to adjust the net asset value so determined of either SWIOF or LADIF to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Investments of SWIOF to be transferred to LADIF shall be determined by LADIF pursuant to the procedures utilized by LADIF in valuing its own assets and determining its own liabilities for purposes of the Reorganization. Such valuation and determination shall be made by LADIF in cooperation with SWIOF and shall be confirmed in writing to SWIOF by LADIF. The net asset value per share of the LADIF Common Stock shall be determined in accordance with such procedures and LADIF shall certify the computations involved. LADIF shall issue to SWIOF separate certificates or share deposit receipts for the LADIF Common Stock registered in the name of SWIOF. SWIOF then shall distribute the LADIF Common Stock to the corresponding stockholders of SWIOF Common Stock by redelivering the certificates or share deposit receipts evidencing ownership of the LADIF Common Stock to State Street Bank & Trust Company, as the transfer agent and registrar for the LADIF Common Stock. With respect to any SWIOF stockholder holding certificates evidencing ownership of the SWIOF Common Stock as of the Exchange Date, and subject to LADIF being informed thereof in writing by SWIOF, LADIF will not permit such stockholder to receive new certificates evidencing ownership of the LADIF Common Stock, to receive dividends payable to the holders of record of LADIF Common Stock as of any date subsequent to the Exchange Date, or pledge such LADIF Common Stock, in any case, until notified by SWIOF or its agent that such stockholder has surrendered his or her outstanding certificates evidencing ownership of the SWIOF Common Stock or, in the event of lost certificates, posted adequate bond. SWIOF, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of the SWIOF Common Stock, as the case may be, or post adequate bond therefor. Dividends payable on LADIF Common Stock to holders of record as of any date after the Exchange Date and prior to the exchange of certificates by an SWIOF stockholder shall be paid to such stockholder, without interest, at the time such stockholder surrenders his or her SWIOF Common Stock certificates for exchange.

     (b) No certificates or scrip representing less than one share of LADIF Common Stock shall be issued upon the surrender for exchange of certificated SWIOF Common Stock. In lieu of any such fractional share, each holder of certificated SWIOF Common Stock who would otherwise have been entitled to a fraction of a share of LADIF Common Stock shall be paid upon surrender of such certificates cash (without interest) in an amount equal to the net asset value of such fractional share. Shares of SWIOF Common Stock that are registered in book entry form only shall be issued fractional shares of LADIF Common Stock in the Reorganization.

     5. Payment of Expenses. (a) With respect to expenses incurred in connection with the Reorganization, LADIF and SWIOF shall expense their respective expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of the N-14 Registration Statement and the fees of counsel, and pay such expenses prior to the Exchange Date. Such fees and expenses shall include legal, accounting and state securities or blue sky fees, printing costs, filing fees, stock exchange fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization. Neither SWIOF nor LADIF shall pay any expenses of its respective stockholders arising out of or in connection with the Reorganization. The aggregate amount of estimated expenses of the Reorganization other than those borne by the Funds' investment manager will be allocated to SWIOF and LADIF based on their respective asset size.

     (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

     (c) SWIOF and LADIF each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Agreement.

     6. Covenants of SWIOF and LADIF. (a) SWIOF agrees to call a meeting of its stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Reorganization. LADIF agrees to call a meeting of its stockholders as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the (i) issuance of the LADIF Common Stock in the Reorganization, (ii) the amendment of LADIF's name and (iii) the amendment of LADIF's fundamental investment policy with respect to issuer concentration, each as described in this Agreement.

     (b) SWIOF and LADIF each covenants to operate its respective business as presently conducted between the date hereof and the Exchange Date.

     (c) SWIOF agrees that following the consummation of the Reorganization, it will liquidate and dissolve in accordance with the laws of the State of Maryland and any other applicable law, it will not make any distributions of any LADIF Common Stock other than to the stockholders of SWIOF and without first paying or adequately providing for the payment of all of SWIOF's liabilities not assumed by LADIF, if any, and on and after the Exchange Date it shall not conduct any business except in connection with its liquidation and dissolution.

     (d) SWIOF undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that SWIOF has ceased to be a registered investment company.

     (e) SWIOF and LADIF jointly will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use their best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. SWIOF and LADIF agree to cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, 1934 Act, the 1940 Act, and the rules and regulations thereunder and the state securities or blue sky laws.

     (f) LADIF agrees to advise SWIOF promptly in writing if at any time prior to the Exchange Date the assets of SWIOF include any assets which LADIF will not be permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security which, prior to its acquisition by SWIOF, LADIF has informed SWIOF is unsuitable for LADIF to acquire. Moreover, LADIF has no plan or intention to sell or otherwise dispose of the assets of SWIOF to be acquired in the Reorganization, except for dispositions made in the ordinary course of business.

     (g) SWIOF and LADIF each agrees that by the Exchange Date all of its Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes. In connection with this covenant, SWIOF and LADIF agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. LADIF agrees to retain for a period of ten years following the Exchange Date all returns, schedules and work papers and all material records or other documents relating to tax matters of SWIOF for its taxable period first ending after the Exchange Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Exchange Date, SWIOF shall prepare, or cause it agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by SWIOF with respect to SWIOF's final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by SWIOF (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Exchange Date shall be borne by SWIOF to the extent such expenses have been accrued by SWIOF in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Scudder, Stevens & Clark, Inc. at the time such tax returns and Forms 1099 are prepared.

     (h) SWIOF and LADIF each agrees to mail to each of its respective stockholders of record entitled to vote at the meeting of stockholders at which action is to be considered regarding this Agreement and the Reorganization, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (i) Following the consummation of the Reorganization, LADIF expects to stay in existence and continue its business as a closed-end management investment company registered under the 1940 Act.

     7. Exchange Date. (a) Delivery of the assets of SWIOF to be transferred, together with any other Investments, and the LADIF Common Stock to be issued, shall be made at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York 10022, at 4:30 P.M. on the Valuation Date, or at such other place, time and date agreed to by SWIOF and LADIF, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date." To the extent that any Investments, for any reason, are not transferable on the Exchange Date, SWIOF shall cause such Investments to be transferred to LADIF's account with Brown Brothers Harriman & Co. at the earliest practicable date thereafter.

     (b) SWIOF will deliver to LADIF on the Exchange Date confirmations or other adequate evidence as to the tax basis of each of the Investments delivered to LADIF hereunder, certified by Coopers & Lybrand LLP.

     (c) LADIF shall have made prior arrangements for the delivery on the Exchange Date of the Investments to Brown Brothers Harriman & Co. as the custodian for LADIF.

     (d) As soon as practicable after the close of business on the Exchange Date, SWIOF shall deliver to LADIF a list of the names and addresses of all of the stockholders of record of SWIOF on the Exchange Date and the number of shares of SWIOF Common Stock owned by each such stockholder, certified by its transfer agent for the SWIOF Common Stock, as applicable, or by its President to the best of their knowledge and belief.

     8. SWIOF Conditions. The obligations of SWIOF hereunder shall be subject to the following conditions:

          (a) That (i) the issuance of the LADIF Common Stock in the Reorganization, the change of LADIF's name and the modification of LADIF's fundamental investment policy with respect to issuer concentration, as well as the modification of any other fundamental investment policy determined by the Board of Directors of LADIF required to be modified in connection with the Reorganization shall have been approved by the requisite vote of the LADIF stockholders as described in the N-14 Registration Statement and
     (ii) this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of more than fifty percent of the SWIOF Common Stock issued and outstanding and entitled to vote thereon.

          (b) That LADIF shall have modified its investment policies to be substantially similar to those of SWIOF on the date of execution of this Agreement and that those modifications remain in full force and effect on the Exchange Date.

          (c) That LADIF shall have furnished to SWIOF a statement of LADIF's assets, liabilities and capital, with values determined as provided in
     Section 4 of this Agreement, together with a schedule of its investments, all as of the Valuation Time, certified on LADIF's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by LADIF's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date there has been no material adverse change in the financial position of LADIF since October 31, 1996, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

          (d) That LADIF shall have furnished to SWIOF a certificate signed by LADIF's President (or any Vice President) and its Treasurer, dated as of the Exchange Date, certifying that all representations and warranties of LADIF made in this Agreement are true and correct in all material respects with the same effect as if made at and as of the Exchange Date, and that LADIF has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

          (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (f) That SWIOF shall have received an opinion of Venable, Baetjer and Howard, LLP, Maryland counsel to LADIF, in form satisfactory to SWIOF and dated the Exchange Date, to the effect that (i) LADIF is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) the LADIF Common Stock to be delivered to SWIOF stockholders as provided for by this Agreement is duly authorized and, upon delivery, will be validly issued and outstanding and fully paid and nonassessable by LADIF, and no stockholder of LADIF has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, or the by-laws of LADIF or, to the best of such counsel's knowledge, otherwise); (iii) this Agreement has been duly authorized, executed and delivered by LADIF; (iv) the execution and delivery of this Agreement did not, and the consummation of the Reorganization will not, violate the Articles of Incorporation, as amended, or the by-laws of LADIF; (v) no consent, approval, authorization or order of any Maryland court or governmental authority is required for the consummation by LADIF of the Reorganization, except such as have been obtained under Maryland law and assuming the effectiveness of the Articles of Transfer; provided, however, that such counsel need express no opinion with regard to the state securities laws of the State of Maryland; and (vi) such opinion shall be rendered to Willkie Farr & Gallagher, and may be relied upon by Willkie Farr & Gallagher in connection with the rendering of its opinion to SWIOF. In connection with the rendering of the opinion set forth above, Venable, Baetjer and Howard, LLP shall provide a letter stating that SWIOF and Willkie Farr & Gallagher are permitted to rely upon the Venable, Baetjer and Howard, LLP opinion previously rendered to Shareholder Communications Corporation as to matters of Maryland law relating to the utilization of televoting procedures by LADIF.

          (g) That SWIOF shall have received an opinion of Willkie Farr & Gallagher, as counsel to LADIF, in form satisfactory to SWIOF and dated the Exchange Date, to the effect that (i) no consent, approval, authorization or order of any U.S. Federal court or governmental authority is required for the consummation by SWIOF and LADIF of the Reorganization, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities or blue sky laws; (ii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and, to the knowledge of such counsel, no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder; (iii) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings and contracts and other documents, to the extent that such descriptions relate to matters of law are accurate and fairly present the information required to be shown; (iv) such counsel do not know of any statutes, legal or governmental proceedings or contracts or other documents related to the Reorganization of a character required to be described in the N-14 Registration Statement that are not described therein or, if required to be filed, filed as required; (v) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate any material provision of any agreement (known to such counsel) to which LADIF is a party or by which LADIF is bound; (vi) LADIF, to the knowledge of such counsel, is not required to qualify to do business as a foreign corporation in any jurisdiction except as may be required by state securities or blue sky laws, and except where it has so qualified or the failure so to qualify would not have a material adverse effect on LADIF, or its stockholders;
     (vii) such counsel does not have actual knowledge of any material suit, action or legal or administrative proceeding pending or threatened against LADIF, the unfavorable outcome of which would materially and adversely affect LADIF; (viii) all corporate actions required to be taken by LADIF to authorize this Agreement and to effect the Reorganization have been duly authorized by all necessary corporate actions on the part of LADIF and (ix) this Agreement represents a valid and binding contract, enforceable against LADIF in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and to general equity principles.

          Such counsel also shall state that they have participated in conferences with officers and other representatives of SWIOF and LADIF at which the contents of the N-14 Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the N-14 Registration Statement (except to the extent indicated in their opinion), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the

     LADIF), they do not believe that the proxy statement forming a part of the N-14 Registration Statement, as of its date, as of the date of the LADIF stockholder meeting, and as of the Exchange Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding LADIF or necessary, in the light of the circumstances under which they were made, to make the statements therein regarding LADIF not misleading; and such counsel need not express any opinion or belief as to the financial statements, other financial data, statistical data or information relating to LADIF contained or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on certificates of officers of LADIF with regard to matters of fact and certain certificates and written statements of governmental officials with respect to the good standing of LADIF and on the opinion of Venable, Baetjer and Howard, LLP as to matters of Maryland law. In giving the opinion set forth above, Willkie Farr & Gallagher may state that it is relying on the opinion of counsel to Shareholders Communications Corporation as to matters of Maryland law relating to the utilization of televoting procedures by LADIF.

          (h) That SWIOF shall have received either (a) a private letter ruling from the Internal Revenue Service or (b) an opinion of Willkie Farr & Gallagher, to the effect that for Federal income tax purposes (i) the transfer of substantially all of the Investments of SWIOF to LADIF and the assumption of substantially all of the liabilities of SWIOF by LADIF in exchange solely for LADIF Common Stock as provided in this Agreement will constitute a reorganization within the meaning of Section 368(a)(1)(D) of the Code; (ii) in accordance with Section 361(a) of the Code, no gain or loss will be recognized to SWIOF as a result of the Reorganization; (iii) no gain or loss will be recognized to LADIF as a result of the Reorganization; (iv) in accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized to the stockholders of SWIOF on the distribution to them by SWIOF of LADIF Common Stock in exchange for their corresponding SWIOF Common Stock, and in accordance with Section 356(a) of the Code gain, if any, will be recognized with respect to any cash or property other than LADIF Common Stock received; (v) in accordance with
     Section 1032 of the Code, no gain or loss will be recognized by the stockholders of LADIF upon the issuance of LADIF Common Stock and the distribution of such LADIF Common Stock to SWIOF stockholders in the Reorganization; (vi) in accordance with Section 362(b) of the Code, the basis to LADIF of the Investments will be the same as the basis of the Investments in the hands of SWIOF immediately prior to the consummation of the Reorganization, except for any necessary adjustment on account of cash or property received; (vii) in accordance with Section 1223 of the Code, a stockholder's holding period for his LADIF Common Stock will be determined by including the period for which he or she held the SWIOF Common Stock exchanged therefor, provided that he or she held such SWIOF shares as a capital asset; (viii) in accordance with Section 1223 of the Code, LADIF's holding period with respect to the Investments will include the period for which such Investments were held by SWIOF; and (ix) no gain or loss will be recognized to SWIOF or its stockholders upon the liquidation of SWIOF in connection with the Reorganization. In addition, such opinion shall state that, without any independent investigation having been made with respect to the qualification of either SWIOF or LADIF as a regulated investment company under the Code and based upon certain representations by SWIOF and LADIF, the status of SWIOF and LADIF as regulated investment companies under Sections 851-855 of the Code will not be affected as a result of the Reorganization, except that upon the liquidation of SWIOF in connection with the Reorganization its regulated investment company status will terminate.

          (i) That all proceedings taken by LADIF and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to SWIOF.

          (j) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of LADIF, contemplated by the Commission.

          (k) That LADIF shall have received from Price Waterhouse LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to LADIF, to the effect that (i) they are independent accountants with respect to LADIF within the meaning of the 1933 Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial highlights of LADIF included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by LADIF and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of inquiries of certain officials of LADIF responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) there had been any changes in assets, liabilities, net assets and shares oustanding as compared with amounts as of LADIF's most recent audited fiscal year end or the corresponding period in LADIF's most recent audited fiscal year, other than changes occurring in the ordinary course of business, and (b) based on such limited procedures, there is no change in their report on the most recent audited financial statements of LADIF; and
     (iv) on the basis of limited procedures agreed upon by LADIF and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to LADIF appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of LADIF or from schedules prepared by officials of LADIF having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (l) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall have been instituted or threatened which would materially adversely affect the financial condition of LADIF or would prohibit the Reorganization.

          (m) That SWIOF shall have received from the Commission such orders or interpretations as Willkie Farr & Gallagher, as counsel to SWIOF, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

          (n) In addition, SWIOF shall have received from Price Waterhouse LLP a letter addressed to LADIF and SWIOF on the Exchange Date, in form and substance satisfactory to LADIF and SWIOF, relating to the calculations of the projected expense ratio appearing in the N-14 Registration Statement and the calculation of the net asset value per share of SWIOF as of the Valuation Date and on a basis of limited procedures to be agreed upon by LADIF, SWIOF and Price Waterhouse, LLP (but not an examination in accordance with generally accepted auditing standards).

          (o) LADIF shall have executed the Articles of Transfer.

     9. LADIF Conditions. The obligations of LADIF hereunder shall be subject to the following conditions:

          (a) That (i) the issuance of the LADIF Common Stock in the Reorganization, the change of LADIF's name and the modification of LADIF's fundamental investment policy with respect to issuer concentration, as well as the modification of any other fundamental investment policy determined by the Board of Directors of LADIF required to be modified in connection with the Reorganization shall have been approved by the requisite vote of the LADIF stockholders as described in the N-14 Registration Statement and
     (ii) this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the holders of more than fifty percent of the SWIOF Common Stock issued and outstanding and entitled to vote thereon.

          (b) That LADIF shall have modified its investment policies to be substantially similar to those of SWIOF on the date of execution of this Agreement and that those modifications remain in full force and effect on the Exchange Date.

          (c) That SWIOF shall have furnished to LADIF a statement of SWIOF's assets, liabilities and capital, with values determined as provided in
     Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on SWIOF's behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated the Exchange Date, certifying that there has been no material adverse change in the financial position of SWIOF since April 30, 1997, other than changes in the Investments since that date or changes in the market value of the Investments.

          (d) That SWIOF shall have furnished to LADIF a certificate signed by SWIOF's President (or any Vice President) and its Treasurer, dated the Exchange Date, certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of SWIOF made in this Agreement are true and correct in all material respects as if made at and as of such date and SWIOF has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

          (e) That SWIOF shall have delivered to LADIF a letter from Coopers & Lybrand LLP, dated the Exchange Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns of SWIOF for the period ended April 30, 1997 (which returns originally were prepared and filed by SWIOF), and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of SWIOF for the period covered thereby; and that for the period from April 30, 1997 to and including the Exchange Date such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from April 30, 1997 to and including the Exchange Date and for any taxable year of SWIOF ending upon the liquidation of SWIOF or that SWIOF would not continue to qualify as a regulated investment company for Federal income tax purposes.

          (f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

          (g) That LADIF shall have received an opinion of Venable, Baetjer and Howard, LLP, Maryland counsel to SWIOF, in form satisfactory to LADIF and dated the Exchange Date, to the effect that (i) SWIOF is a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland; (ii) this Agreement has been duly authorized, executed and delivered by SWIOF; (iii) SWIOF has the corporate power to sell, assign, transfer and deliver the assets transferred by it hereunder and, upon consummation of the Reorganization in accordance with the terms of this Agreement, SWIOF will have duly transferred such assets and liabilities in accordance with this Agreement; (iv) the execution and delivery of this Agreement does not, and the consummation of the Reorganization will not, violate the Articles of Incorporation, as amended, or the by-laws of SWIOF; (v) no consent, approval, authorization or order of any Maryland court or governmental authority is required for the consummation by SWIOF of the Reorganization, except such as have been obtained under Maryland law and assuming the effectiveness of the Articles of Transfer; provided, however, that such counsel need express no opinion with regard to the state securities laws of the State of Maryland; and (vi) such opinion shall be rendered to Willkie Farr & Gallagher, and may be relied upon by Willkie Farr & Gallagher in connection with the rendering of its opinion to LADIF. In connection with the rendering of the opinion set forth above, Venable, Baetjer and Howard, LLP shall provide a letter stating that LADIF and Willkie Farr & Gallagher are permitted to rely upon the Venable, Baetjer and Howard,

     LLP opinion previously rendered to Shareholder Communications Corporation as to matters of Maryland law relating to the utilization of televoting procedures by SWIOF.

          (h) That LADIF shall have received an opinion of Willkie Farr & Gallagher, as counsel to SWIOF, in form satisfactory to LADIF and dated the Exchange Date, with respect to the matters specified in Section 8(g) of this Agreement (except that references therein to LADIF shall be changed to SWIOF) and such other matters as LADIF reasonably may deem necessary or desirable.

          (i) That LADIF shall have received a private letter ruling from the Internal Revenue Service or opinion of Willkie Farr & Gallagher with respect to the matters specified in Section 8(h) of this Agreement.

          (j) That LADIF shall have received from Coopers & Lybrand LLP a letter dated as of the effective date of the N-14 Registration Statement and a similar letter dated within five days prior to the Exchange Date, in form and substance satisfactory to LADIF, to the effect that (i) they are independent accountants with respect to SWIOF within the meaning of the 1933 Act and the applicable published rules and regulations thereunder;
     (ii) in their opinion, the financial statements and financial highlights of SWIOF included or incorporated by reference in the N-14 Registration Statement and reported on by them comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder; (iii) on the basis of limited procedures agreed upon by LADIF and described in such letter (but not an examination in accordance with generally accepted auditing standards) consisting of inquiries of certain officials of SWIOF responsible for financial and accounting matters, nothing came to their attention that caused them to believe that (a) there had been any changes in assets, liabilities, net assets, net investment income and shares outstanding as compared with amounts as of SWIOF's most recent audited fiscal year end or the corresponding period in SWIOF's most recent audited fiscal year, other than changes occurring in the ordinary course of business, and (b) based on such limited procedures, there is no change in their report on the most recent audited financial statements of SWIOF; and
     (iv) on the basis of limited procedures agreed upon by LADIF and described in such letter (but not an examination in accordance with generally accepted auditing standards), the information relating to SWIOF appearing in the N-14 Registration Statement, which information is expressed in dollars (or percentages derived from such dollars) (with the exception of performance comparisons, if any), if any, has been obtained from the accounting records of SWIOF or from schedules prepared by officials of SWIOF having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom.

          (k) That the Investments to be transferred to LADIF shall not include any assets or liabilities which LADIF, by reason of charter limitations or otherwise, may not properly acquire or assume.

          (l) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of SWIOF, contemplated by the Commission.

          (m) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall have been instituted or threatened which would materially adversely affect the financial condition of SWIOF or would prohibit the Reorganization.

          (n) That LADIF shall have received from the Commission such orders or interpretations as Willkie Farr & Gallagher, as counsel to LADIF, deems reasonably necessary or desirable under the 1933 Act and the 1940 Act in connection with the Reorganization, provided that such counsel shall have requested such orders as promptly as practicable, and all such orders shall be in full force and effect.

          (o) That all proceedings taken by SWIOF and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to LADIF.

          (p) That prior to the Exchange Date, SWIOF shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period from May 1, 1996 to and including the Exchange Date, if any (computed without regard to any deduction or dividends paid), and all of its net capital gain, if any, realized for the period from May 1, 1996 to and including the Exchange Date.

          (q) In addition, LADIF shall have received from Price Waterhouse LLP a letter addressed to LADIF and SWIOF on the Exchange Date, in form and substance satisfactory to LADIF and SWIOF, to the effect that on the basis of limited procedures agreed upon by the LADIF and SWIOF (but not an examination in accordance with generally accepted auditing standards) (i) the data utilized in the calculations of the projected expense ratio appearing in the N-14 Registration Statement agree with underlying accounting records of LADIF and SWIOF or to written estimates by management of LADIF or SWIOF, as the case may be and were found to be mathematically correct and (ii) the calculations of the net asset values per share of LADIF and SWIOF as of the Valuation Date were determined in accordance with generally accepted accounting practices and the portfolio valuation practices of LADIF.

          (r) SWIOF shall have executed the Articles of Transfer.

     10. Termination, Postponement and Waivers.

          (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the stockholders of SWIOF and or the approval of the issuance of the LADIF Common Stock by the LADIF stockholders) prior to the Exchange Date, (i) by mutual written consent of the Boards of Directors of SWIOF and LADIF; (ii) by the Board of Directors of SWIOF if any condition of SWIOF's obligations set forth in
     Section 8 of this Agreement has not been fulfilled or waived by the Board of Directors of SWIOF; or (iii) by the Board of Directors of LADIF if any condition of LADIF's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by the Board of Directors of LADIF.

          (b) If the transactions contemplated by this Agreement have not been consummated by April 30, 1998, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Directors of SWIOF and LADIF.

          (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either SWIOF or LADIF or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

          (d) At any time prior to the Exchange Date, any of the terms or conditions of this Agreement (other than Section 8(g) or Section 9(h) may be waived by the Board of Directors of either SWIOF or LADIF, respectively (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to their respective stockholders, on behalf of which such action is taken.

          (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither SWIOF nor LADIF nor any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Exchange Date. This provision shall not protect any officer, director or trustee, agent or stockholder of SWIOF or LADIF against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

          (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Exchange Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of SWIOF and LADIF to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of SWIOF and LADIF, unless such terms and conditions shall result in a change in the method of computing the number of shares of LADIF Common Stock to be issued to SWIOF in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of SWIOF and LADIF prior to the meeting at which the Reorganization shall have been approved by the SWIOF stockholders or in at which the issuance of the LADIF Common Stock was approved by the LADIF stockholders, this Agreement shall not be consummated and shall terminate unless SWIOF and LADIF promptly shall call special meetings of stockholders at which such conditions so imposed shall be submitted for approval.

     11. Indemnification. (a) SWIOF hereby agrees to indemnify and hold LADIF harmless from all loss, liability and expense (including reasonable counsel fees and expenses in connection with the contest of any claim) which LADIF may incur or sustain by reason of the fact that (i) LADIF shall be required to pay any corporate obligation of SWIOF, whether consisting of tax deficiencies or otherwise, based upon a claim or claims against SWIOF which were omitted or not fairly reflected in the financial statements to be delivered to LADIF in connection with the Reorganization; (ii) any covenant has been breached in any material respect; or (iii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of SWIOF and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to SWIOF by LADIF.

     (b) LADIF hereby agrees to indemnify and hold SWIOF harmless from all loss, liability and expenses (including reasonable counsel fees and expenses in connection with the contest of any claim) which SWIOF may incur or sustain by reason of the fact that (i) any covenant has been breached in any material respect or (ii) any claim is made alleging that (a) the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, not misleading or (b) the Proxy Statement and Prospectus delivered to the stockholders of LADIF and forming a part of the N-14 Registration Statement included any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such claim is based on written information furnished to LADIF by SWIOF.

     (c) In the event that any claim is made against LADIF in respect of which indemnity may be sought by LADIF from SWIOF under Section 11(a) of this Agreement, or in the event that any claim is made against SWIOF in respect of which indemnity may be sought by SWIOF from LADIF under Section 11(b) of this Agreement, then the party seeking indemnification (the "Indemnified Party"), with reasonable promptness and before payment of such claim, shall give written notice of such claim to the other party (the "Indemnifying Party"). If no objection as to the validity of the claim is made in writing to the Indemnified Party by the Indemnifying Party within thirty (30) days after the giving of notice hereunder, then the Indemnified Party may pay such claim and shall be entitled to reimbursement therefor, pursuant to this Agreement. If, prior to the termination of such thirty-day period, objection in writing as to the validity of such claim is made to the Indemnified Party, the Indemnified Party shall withhold payment thereof until the validity of such claim is established (i) to the satisfaction of the Indemnifying Party, or (ii) by a final determination of a court of competent jurisdiction, whereupon the Indemnified Party may pay such claim and shall be entitled to reimbursement thereof, pursuant to this Agreement, or (iii) with respect to any tax claims, within seven calendar days following the earlier of (A) an agreement between SWIOF and LADIF that an indemnity amount is payable, (B) an assessment of a tax by a taxing authority, or (C) a "determination" as defined in Section 1313(a) of the Code. For purposes of this Section 11, the term "assessment" shall have the same meaning as used in Chapter 63 of the Code and Treasury Regulations thereunder, or any comparable provision under the laws of the appropriate taxing authority. In the event of any objection by the Indemnifying Party, the Indemnifying Party promptly shall investigate the claim, and if it is not satisfied with the validity thereof, the Indemnifying Party shall conduct the defense against such claim. All costs and expenses incurred by the Indemnifying Party in connection with such investigation and defense of such claim shall be borne by it. These indemnification provisions are in addition to, and not in limitation of, any other rights the parties may have under applicable law.

     12. Other Matters. (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), LADIF will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

     THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO [SCUDDER GLOBAL HIGH INCOME FUND, INC./THE LATIN AMERICA DOLLAR INCOME FUND, INC.], SUCH REGISTRATION IS NOT REQUIRED.

and, further, that stop transfer instructions will be issued to LADIF's transfer agent with respect to such shares. SWIOF will provide LADIF on the Exchange Date with the name of any SWIOF stockholder who is to the knowledge of SWIOF an affiliate of it on such date.

     (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

     (c) Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to SWIOF or LADIF, in either case at c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, Attn: Bruce Goldfarb, Vice President.

     (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

     (e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

     (f) This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on its behalf by its duly authorized officers all as of the date first written above.

                                        SCUDDER WORLD INCOME OPPORTUNITIES
                                        FUND, INC.
Attest:

By: /s/ KATHRYN L. QUIRK                By: /s/ LYNN S. BIRDSONG
    -------------------------------     -------------------------------
Name: Kathryn L. Quirk                  Name: Lynn. S. Birdsong
Title: Vice President                   Title: President

                                        THE LATIN AMERICA DOLLAR INCOME
                                        FUND, INC.

Attest:

By: /s/ KATHRYN L. QUIRK                By: /s/ LYNN S. BIRDSONG
    -------------------------------     -------------------------------
Name: Kathryn L. Quirk                  Name: Lynn S. Birdsong
Title: Vice President                   Title: President

                                  APPENDIX II

                        INVESTMENT ADVISORY, MANAGEMENT
                          AND ADMINISTRATION AGREEMENT

     AGREEMENT, dated and effective as of           between THE LATIN AMERICA
DOLLAR INCOME FUND, INC.* a Maryland corporation (herein referred to as the "Fund"), and SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (herein referred to as the "Manager").

                                  WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

          1. The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books, records, reports and any other information required under the Investment Company Act of 1940, as amended (the "1940 Act"), to the extent that such books, records and reports and other information are not maintained or furnished by the custodian or other agents of the Fund; (iv) to furnish at the Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York and to furnish at the Manager's expense clerical services in the United States related to research, statistical and investment work; (v) to render to the Fund administrative services such as preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to stockholders, preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund's registration statement on Form N-2 under the Securities Act of 1933, as amended, and 1940 Act, as amended from time to time, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, assisting in the calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund's custodian, including the maintenance of books and records of the Fund; and (vi) to pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's shares of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Manager; provided, however, that the Fund, and not the Manager, shall bear travel expenses (or an appropriate portion thereof) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto. The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Manager or of any one or more organizations retained as an advisor or consultant to the Fund); fees payable to the Manager and to any advisor or consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental

---------------

  *If the Reorganization is consummated, the name of the Fund in the Agreement will be "Scudder Global High Income Fund, Inc."

     fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders' and other meetings; litigation expenses; or expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan).

          2. As exclusive licensee of the rights to use and sublicense the use of the "Scudder," "Scudder, Stevens & Clark," and "Scudder Kemper Investments, Inc." trademarks (together, the "Scudder Marks"), the Manager hereby grants the Fund a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Fund's name (the "Fund Name"), and
     (ii) the Scudder Marks in connection with the Fund's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between the Fund and the Manager (or any organization which shall have succeeded to the Manager's business as investment manager (the "Manager's Successor")), or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as the Manager is a licensee of the Scudder Marks, provided, however, that the Manager agrees to use its best efforts to maintain its license to use and sublicense the Scudder Marks. The Fund agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Fund's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Fund shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Fund further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by the Manager or the Trademark Owner from time to time, provided that the Manager acknowledges that the services and products the Fund rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Fund shall cooperate with the Manager and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Fund as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between the Manager (or the Manager's Successor) and the Fund, or the Manager no longer is a licensee of the Scudder Marks, the Fund shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager (or the Manager's Successor) or the Trademark Owner. In no event shall the Fund use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between the Manager (or the Manager's Successor) and the Fund is terminated.

          3. The Fund agrees to pay to the Manager in United States dollars, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, a monthly fee which, on an annual basis, is equal to 1.20% per annum of the value of the Fund's average weekly net assets. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

          The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Articles of Incorporation and By-laws of the Fund, as amended from time to time.

          4. The Manager agrees that it will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.

          5. In executing transactions for the Fund and selecting brokers or dealers, the Manager shall use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Manager shall consider on a continuing basis all factors it deems relevant, including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Manager may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
     1934) provided to the Fund and/or other accounts over which the Manager or an affiliate exercises investment discretion.

          6. Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities issued by issuers in Latin American countries, or from utilizing (in providing such services) information furnished to the Manager by advisors and consultants to the Fund and others; nor shall anything herein be construed as constituting the Manager as an agent of the Fund.

          Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Fund acknowledges that the persons employed by the Manager to assist in the performance of the Manager's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          7. The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.

          8. This Agreement shall remain in effect until the date which is one year from the day and year first written above, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this agreement or interested persons of any party to this agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this agreement, cast in person at a meeting called for the purpose of voting on such approval, and
     (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager.

          This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for the purposes of this Agreement. Any notice to the Fund or the Manager shall be deemed given when received by the addressee.

          9. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not parties to this agreement or interested persons of any party to this agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this agreement, cast in person at a meeting called for the purpose of voting on such approval.

          10. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

          11. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this agreement to produce or account for more than one such counterpart.

          12. This Agreement supersedes all prior investment advisory, management, and/or administration agreements in effect between the Fund and the Manager.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

                            THE LATIN AMERICA DOLLAR
                            INCOME FUND, INC.

                            By:

                               -------------------------------------------------
                               Title: President

                            SCUDDER, KEMPER INVESTMENTS, INC.

                            By:

                               -------------------------------------------------
                               Title: Managing Director

                                  APPENDIX III

                        INVESTMENT ADVISORY, MANAGEMENT
                          AND ADMINISTRATION AGREEMENT

     AGREEMENT, dated and effective as of           between SCUDDER WORLD INCOME
OPPORTUNITIES FUND, INC., a Maryland corporation (herein referred to as the "Fund"), and SCUDDER KEMPER INVESTMENTS, INC., a Delaware corporation (herein referred to as the "Manager").

                                  WITNESSETH:

     That in consideration of the mutual covenants herein contained, it is agreed by the parties as follows:

          1. The Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to make investment decisions for the Fund, to prepare and make available to the Fund research and statistical data in connection therewith and to supervise the acquisition and disposition of securities by the Fund, including the selection of brokers or dealers to carry out the transactions, all in accordance with the Fund's investment objectives and policies and in accordance with guidelines and directions from the Fund's Board of Directors; (ii) to assist the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Fund's Board of Directors; (iii) to maintain or cause to be maintained for the Fund all books, records, reports and any other information required under the Investment Company Act of 1940, as amended (the "1940 Act"), to the extent that such books, records and reports and other information are not maintained or furnished by the custodian or other agents of the Fund; (iv) to furnish at the Manager's expense for the use of the Fund such office space and facilities as the Fund may require for its reasonable needs in the City of New York and to furnish at the Manager's expense clerical services in the United States related to research, statistical and investment work; (v) to render to the Fund administrative services such as preparing reports to and meeting materials for the Fund's Board of Directors and reports and notices to stockholders, preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including preliminary and definitive proxy materials and post-effective amendments to the Fund's registration statement on Form N-2 under the Securities Act of 1933, as amended, and 1940 Act, as amended from time to time, providing assistance in certain accounting and tax matters and investor and public relations, monitoring the valuation of portfolio securities, assisting in the calculation of net asset value and calculation and payment of distributions to stockholders, and overseeing arrangements with the Fund's custodian, including the maintenance of books and records of the Fund; and (vi) to pay the reasonable salaries, fees and expenses of such of the Fund's officers and employees (including the Fund's shares of payroll taxes) and any fees and expenses of such of the Fund's directors as are directors, officers or employees of the Manager; provided, however, that the Fund, and not the Manager, shall bear travel expenses (or an appropriate portion thereof) of directors and officers of the Fund who are directors, officers or employees of the Manager to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund or any committees thereof or advisers thereto. The Manager shall bear all expenses arising out of its duties hereunder but shall not be responsible for any expenses of the Fund other than those specifically allocated to the Manager in this paragraph 1. In particular, but without limiting the generality of the foregoing, the Manager shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are directors, officers or employees of the Manager whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including overhead or employee costs of the Manager or of any one or more organizations retained as an advisor or consultant to the Fund); fees payable to the Manager and to any advisor or consultants, including an advisory board, if applicable; legal expenses; auditing and accounting expenses; telephone, telex, facsimile, postage and other communication expenses; taxes and governmental fees; stock exchange listing fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's custodians, subcustodians, transfer agents and registrars; payment for portfolio pricing or valuation services to pricing

                                      III-1
     agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering or qualifying securities of the Fund for sale; expenses relating to investor and public relations; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of preparing and distributing reports, notices and dividends to stockholders; costs of stationery; costs of stockholders' and other meetings; litigation expenses; or expenses relating to the Fund's dividend reinvestment and cash purchase plan (except for brokerage expenses paid by participants in such plan).

          2. As exclusive licensee of the rights to use and sublicense the use of the "Scudder," "Scudder, Stevens & Clark," and "Scudder Kemper Investments, Inc." trademarks (together, the "Scudder Marks"), the Manager hereby grants the Fund a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Fund's name (the "Fund Name"), and
     (ii) the Scudder Marks in connection with the Fund's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between the Fund and the Manager (or any organization which shall have succeeded to the Manager's business as investment manager (the "Manager's Successor")), or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as the Manager is a licensee of the Scudder Marks, provided, however, that the Manager agrees to use its best efforts to maintain its license to use and sublicense the Scudder Marks. The Fund agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Fund's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Fund shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Fund further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by the Manager or the Trademark Owner from time to time, provided that the Manager acknowledges that the services and products the Fund rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Fund shall cooperate with the Manager and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Fund as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between the Manager (or the Manager's Successor) and the Fund, or the Manager no longer is a licensee of the Scudder Marks, the Fund shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager (or the Manager's Successor) or the Trademark Owner. In no event shall the Fund use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between the Manager (or the Manager's Successor) and the Fund is terminated.

          3. The Fund agrees to pay to the Manager in United States dollars, as full compensation for the services to be rendered and expenses to be borne by the Manager hereunder, a monthly fee which, on an annual basis, is equal to 1.20% per annum of the value of the Fund's average weekly net assets. Each payment of a monthly fee to the Manager shall be made within the ten days next following the day as of which such payment is so computed. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

          The value of the net assets of the Fund shall be determined pursuant to the applicable provisions of the Articles of Incorporation and By-laws of the Fund, as amended from time to time.

          4. The Manager agrees that it will not make a short sale of any capital stock of the Fund or purchase any share of the capital stock of the Fund otherwise than for investment.

                                      III-2

          5. In executing transactions for the Fund and selecting brokers or dealers, the Manager shall use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Manager shall consider on a continuing basis all factors it deems relevant, including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Manager may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
     1934) provided to the Fund and/or other accounts over which the Manager or an affiliate exercises investment discretion.

          6. Nothing herein shall be construed as prohibiting the Manager from providing investment advisory services to, or entering into investment advisory agreements with, other clients (including other registered investment companies), including clients which may invest in securities issued by issuers in emerging market countries, or from utilizing (in providing such services) information furnished to the Manager by advisors and consultants to the Fund and others; nor shall anything herein be construed as constituting the Manager as an agent of the Fund.

          Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund. In addition, the Fund acknowledges that the persons employed by the Manager to assist in the performance of the Manager's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

          7. The Manager may rely on information reasonably believed by it to be accurate and reliable. Neither the Manager nor its officers, directors, employees or agents shall be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services to be rendered hereunder, except by reason of willful misfeasance, bad faith, or gross negligence on the part of the Manager in the performance of its duties or by reason of reckless disregard on the part of the Manager of its obligations and duties under this Agreement. Any person, even though also employed by the Manager, who may be or become an employee of the Fund and paid by the Fund shall be deemed, when acting within the scope of his employment by the Fund, to be acting in such employment solely for the Fund and not as an employee or agent of the Manager.

          8. This Agreement shall remain in effect for a period of two years from the date hereof, and shall continue in effect thereafter, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this agreement or interested persons of any party to this agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this agreement, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities of the Fund. This Agreement may nevertheless be terminated at any time without penalty, on 60 days' written notice, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities of the Fund, or by the Manager.

          This Agreement shall automatically be terminated in the event of its assignment, provided that an assignment to a corporate successor to all or substantially all of the Manager's business or to a wholly-owned subsidiary of such corporate successor which does not result in a change of actual control or management of the Manager's business shall not be deemed to be an assignment for the purposes of this

                                      III-3

     Agreement. Any notice to the Fund or the Manager shall be deemed given when received by the addressee.

          9. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by either party hereto, except as permitted under the 1940 Act or rules and regulations adopted thereunder. It may be amended by mutual agreement, but only after authorization of such amendment by the affirmative vote of (i) the holders of a majority of the outstanding voting securities of the Fund, and (ii) a majority of the members of the Fund's Board of Directors who are not parties to this agreement or interested persons of any party to this agreement, or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with any party to this agreement, cast in person at a meeting called for the purpose of voting on such approval.

          10. This Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. As used herein, the terms "interested person," "assignment," and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act.

          11. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this agreement to produce or account for more than one such counterpart.

          12. This Agreement supersedes all prior investment advisory, management, and/or administration agreements in effect between the Fund and the Manager.

     IN WITNESS WHEREOF, the parties have executed this Agreement by their officers thereunto duly authorized as of the day and year first written above.

                            SCUDDER WORLD INCOME
                            OPPORTUNITIES FUND, INC.

                            By:

                               -------------------------------------------------
                               Title: President

                            SCUDDER, KEMPER INVESTMENTS, INC.

                            By:

                               -------------------------------------------------
                               Title: Managing Director

                                      III-4

                                  APPENDIX IV

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.

                                                                                                                      PROGRAM
            FUND                                        OBJECTIVE                                 FEE RATE            ASSETS*
-----------------------------   ----------------------------------------------------------   -------------------   --------------
GLOBAL INCOME
 Scudder Global Bond Fund       Total return with an emphasis on current income by           0.750% to             $  217,403,907
                                investing primarily in high-grade bonds denominated in       $1 billion
                                foreign currencies and the U.S. dollar.                      0.700%
                                                                                             thereafter+
 Scudder International Bond     Income primarily by investing in high-grade international    0.850% to             $  235,993,183
   Fund                         bonds and protection and possible enhancement of principal   $1 billion
                                value by actively managing currency, bond market and         0.800% thereafter
                                maturity exposure and by security selection.
 Scudder Emerging Markets       High current income and, secondarily, long-term capital      1.000% of             $  304,607,984
   Income Fund                  appreciation by investing primarily in high-yielding debt    net assets
                                securities issued in emerging markets.
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long-term capital appreciation through investment            Adviser:              $  117,596,046
                                primarily in equity securities of Argentine issuers.         Effective 11/1/97:
                                                                                             1.100% of
                                                                                             net assets
                                                                                             Sub-Adviser:
                                                                                             Paid by Adviser.
                                                                                             0.160% of
                                                                                             net assets
 The Brazil Fund, Inc.          Long-term capital appreciation through investment            1.200% to             $  417,981,869
                                primarily in equity securities of Brazilian issuers.         $150 million
                                                                                             1.050% next
                                                                                             $150 million
                                                                                             1.000% thereafter
                                                                                             Effective 10/29/97:
                                                                                             1.200% to
                                                                                             $150 million
                                                                                             1.050% next
                                                                                             $150 million
                                                                                             1.000% next
                                                                                             $200 million
                                                                                             0.900% thereafter
                                                                                             Administrator:
                                                                                             Receives an annual
                                                                                             fee of $50,000
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                                                      PROGRAM
            FUND                                        OBJECTIVE                                 FEE RATE            ASSETS*
-----------------------------   ----------------------------------------------------------   -------------------   --------------
 The Korea Fund, Inc.           Long-term capital appreciation through investment            Adviser:              $  661,690,073
                                primarily in equity securities of Korean companies.          1.150% to
                                                                                             $50 million
                                                                                             1.100% next
                                                                                             $50 million
                                                                                             1.000% next
                                                                                             $250 million
                                                                                             0.950% next
                                                                                             $400 million
                                                                                             0.900% thereafter
                                                                                             Sub-Adviser -
                                                                                             Daewoo:
                                                                                             Paid by Adviser.
                                                                                             0.2875% to
                                                                                             $50 million
                                                                                             0.275% next
                                                                                             $50 million
                                                                                             0.250% next
                                                                                             $250 million
                                                                                             0.2375% next
                                                                                             $400 million
                                                                                             0.225% thereafter
 The Latin America Dollar       High level of current income and, secondarily, capital       1.200% of             $   94,748,606
   Income Fund, Inc.            appreciation through investment principally in               net assets
                                dollar-denominated Latin American debt instruments.
 Montgomery Street Income       High level of current income consistent with prudent         0.500% to             $  198,465,822
   Securities, Inc.             investment risks through a diversified portfolio primarily   $150 million
                                of debt securities.                                          0.450% next
                                                                                             $50 million
                                                                                             0.400% thereafter
 Scudder New Asia Fund, Inc.    Long-term capital appreciation through investment            1.250% to             $  133,363,686
                                primarily in equity securities of Asian companies.           $75 million
                                                                                             1.150% next
                                                                                             $125 million
                                                                                             1.100% thereafter
 Scudder New Europe Fund,       Long-term capital appreciation through investment            1.250% to             $  266,418,730
   Inc.                         primarily in equity securities of companies traded on        $75 million
                                smaller or emerging European markets and companies that      1.150% next
                                are viewed as likely to benefit from changes and             $125 million
                                developments throughout Europe.                              1.100% thereafter
 Scudder Spain and Portugal     Long-term capital appreciation through investment            Adviser:              $   75,127,194
   Fund, Inc.                   primarily in equity securities of Spanish & Portuguese       1.000% of
                                issuers.                                                     net assets
                                                                                             Administrator:
                                                                                             0.200% of
                                                                                             net assets
 Scudder World Income           High income and, consistent therewith, capital               1.200% of             $   54,488,637
   Opportunities Fund, Inc.     appreciation.                                                net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

     The shares of common stock of both Funds are listed on the New York Stock Exchange (the "NYSE"), and reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                   FOR ADDITIONAL INFORMATION PLEASE CONTACT
                     SHAREHOLDER COMMUNICATIONS CORPORATION
                                17 STATE STREET
                            NEW YORK, NEW YORK 10004
                                 1-800-733-8481

                               TABLE OF CONTENTS

                                                           PAGE
                                                          ------
Summary..............................................................................      3
Comparison of the Acquiring Fund and the Acquired Fund...............................      6
Risk Factors.........................................................................      9
The Meetings.........................................................................     12
The Reorganization...................................................................     13
Approval of New Investment Management Agreements.....................................     25
Election of Directors................................................................     31
Ratification or Rejection of the Selection of Independent Accountants................     37
Additional Information About the Funds...............................................     38
Investment Objectives and Policies...................................................     43
Investment Restrictions..............................................................     56
Directors and Officers...............................................................     57
Investment Advisory and Management Arrangements......................................     57
Portfolio Transactions...............................................................     59
Net Asset Value......................................................................     59
Description of Capital Stock.........................................................     60
Custodian............................................................................     61
Transfer Agent, Dividend Disbursing Agent and Registrar..............................     61
Legal Opinions.......................................................................     61
Other Matters to Come Before the Meeting.............................................     61
Appendix I Agreement and Plan of Reorganization......................................    I-1
Appendix II Acquiring Fund's Investment Advisory, Management and Administration
  Agreement..........................................................................   II-1
Appendix III Acquired Fund's Investment Advisory, Management and Administration
  Agreement..........................................................................  III-1
Appendix IV Investment Objectives and Advisory Fees for Funds Advised by Scudder,
  Stevens & Clark, Inc. .............................................................   IV-1

                      STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                 SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.
                                345 Park Avenue
                            New York, New York 10154
                                 (212) 326-6200

                        By and in Exchange For Shares of

                   THE LATIN AMERICA DOLLAR INCOME FUND, INC.
                                345 Park Avenue
                            New York, New York 10154
                                 (212) 326-6200

     This Statement of Additional Information, relating specifically to, among other matters, the proposed acquisition of substantially all of the assets of Scudder World Income Opportunities Fund, Inc. ("SWIOF" or the "Acquired Fund") by The Latin America Dollar Income Fund, Inc. ("LADIF" or the "Acquiring Fund", and together with SWIOF or the Acquired Fund, the "Funds") in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund (the "Reorganization"), includes the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

          1. Annual Report of SWIOF for the fiscal year ended April 30, 1997.

          2. Annual Report of LADIF for the fiscal year ended October 31, 1996.

          3. Semi-Annual Report of LADIF for the fiscal period ended April 30, 1997.

          4. Pro Forma Financial Statements.

     This Statement of Additional Information is not a prospectus. A related Joint Proxy Statement -- Prospectus, dated September 12, 1997 may be obtained without charge by calling or writing either the Acquiring Fund or the Acquired Fund at the telephone numbers or addresses set forth above or by calling 800-349-4281 from within the United States and 01-617-295-3079 from outside the United States. This Statement of Additional Information should be read in conjunction with the Joint Proxy Statement -- Prospectus dated September 12, 1997 (the "Prospectus").

  The Date of this Statement of Additional Information is September 12, 1997.

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
TAXES.................................................................................    2
     General..........................................................................    2
FINANCIAL STATEMENTS..................................................................    4
     Pro Forma Financial Information..................................................    4

                                     TAXES

GENERAL

     The Funds have qualified since they commenced investment operations and intend to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, each Fund must, among other things: (1) derive in each of its taxable years at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies; (2) derive in each of its taxable years less than 30% of its gross income from the sale or other disposition of (a) stock or securities held for less than three months, (b) options, futures or forward contracts held for less than three months (other than options, futures, or forward contracts on foreign currencies) and (c) foreign currencies (or options, futures, or forward contracts on foreign currencies) held for less than three months, but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities); and (3) diversify its holdings so that, at the end of each quarter of its taxable years (a) at least 50% of the value of the Fund's assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government Securities and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of its total assets is invested in securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies).

     Although the 30% test will limit the extent to which a Fund may sell securities held for less than three months and effect short sales of securities held for less than three months, this requirement has been repealed for taxable years of a Fund beginning after August 5, 1997.

     As regulated investment companies, the Funds are not subject to U.S. federal income tax on their net investment income (that is, taxable income other than their net realized long-term and short-term capital gains) and their net realized long-term and short-term capital gains, if any, that they distribute to their stockholders, so long as they distribute an amount equal to 90% of their investment company taxable income (that is, 90% of their taxable income reduced by the excess, if any, of their net capital gains, which consists of the excess of net realized long-term capital gains over their net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments for the taxable year). The Funds are subject to tax at regular corporate rates on any income or gains that they do not distribute and will also be subject to tax at corporate rates with respect to all income in any year that they fail to qualify as a regulated investment company or fail to meet the 90% distribution requirement. Any dividend declared by a Fund in October, November or December of any calendar year and payable to stockholders of record on a specified date in such a month will be deemed to have been received by each stockholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31 so long as the dividend is actually paid by the Fund during January of the following calendar year.

     The Funds currently distribute annually to their stockholders substantially all of their investment company taxable income. Each Fund's Board of Directors will determine annually whether to distribute any net capital gains. The Funds currently distribute annually any net capital gain to their stockholders. Such "capital gain dividends" are taxable to stockholders as long-term capital gain, regardless of how long the stockholder has held the Fund's shares. Each Fund will provide information relating to that portion of a capital gain dividend that may be treated by stockholders as eligible for the reduced capital gains rate for capital assets held for more than 18 months.

     To the extent that a Fund retains any part of such net capital gains for investment, it will be subject to U.S. federal income tax (currently at a rate of 35%) on the amount retained. In that event, the Funds expect to designate the retained amount as undistributed capital gains in a notice to its stockholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for such tax purposes, as long-term capital gains, their proportionate shares of such undistributed amount, (2) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (3) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares of Common Stock by an amount equal to 65% of the amount of undistributed capital gains included in their income.

     Generally, dividends from net investment income are taxable to shareholders as ordinary income. Certain realized gains or losses on the sale or retirement of foreign bonds held by the Funds, to the extent attributable to fluctuations in currency exchange rates, as well as certain other gains or losses attributable to exchange rate fluctuations, must be treated as ordinary income or loss. Such income or loss may increase or decrease the income available for distribution to shareholders. If, under the rules governing the tax treatment of foreign currency gains and losses, a Fund's income available for distribution is decreased, a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a nontaxable return of capital distribution. Generally, a shareholder's tax basis in shares of a fund will be reduced to the extent that an amount distributed to the shareholder is treated as a return of capital.

     The Code imposes a 4% nondeductible excise tax on a Fund to the extent such Fund does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of the net amount of its capital gains (both long-term and short-term), adjusted for certain ordinary losses, for the one-year period ending, in general, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any or overdistribution from the previous year.

     The Funds may be subject to certain taxes imposed by foreign countries with respect to dividends, interest, capital gains and other income. If a Fund qualifies as a regulated investment company, if certain distribution requirements are satisfied and if more than 50% in value of the Fund's assets at the close of any taxable year consists of stocks or securities of foreign corporations, which for this purpose should include obligations issued by foreign governmental issuers, the Fund may elect to treat any foreign income taxes paid by it (if such taxes are treated as income taxes under U.S. income tax principles) as paid by its stockholders. Each Fund expects to qualify for and may make this election. For any year that the Fund makes such an election, the Fund will report to its stockholders, in writing, the amount per share of such foreign income taxes that must be included in each stockholder's gross income and the amount that the stockholder may deduct from his or her taxable income or credit against his or her U.S. tax liabilities. In general, a stockholder may elect each year whether to claim deductions or credits for foreign taxes, although a noncorporate stockholders may not claim the deduction they do not itemize deductions.

     The Acquiring Fund may invest in zero coupon securities having an original issue discount (i.e., the discount represented by the excess of the stated redemption price at maturity over the issue price). Each year, the Acquiring Fund will be required to accrue as income a portion of this original issue discount even though the Acquiring Fund may receive no cash payment of interest with respect to these securities. The Acquiring Fund will be required to distribute substantially all of its income (including accrued original issue discount) in order to meet the 90% distribution requirement and the 4% excise tax distribution requirement, even though that may result in a distribution in excess of the amount of cash the Acquiring Fund actually receives.

     A Fund's short sales against the box, if any, and transactions, if any, in foreign currencies, forward contracts, options and futures contracts (including options, futures contracts and forward contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses recognized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses and cause the Fund to be subject to hyperinflationary currency rules. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also (i) will require a Fund to mark-to-market certain types of its positions (i.e., treat them as if they were closed out) and (ii) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment so that (a) neither the Fund nor its stockholders will be treated as receiving a materially greater amount of capital gains or distributions than actually realized or received, (b) the Fund will be able to use substantially all of its losses for the fiscal years in which the losses actually occur and (c) the Fund will continue to qualify as a regulated investment company.

     Exchange control regulations, to the extent imposed by emerging countries, could restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Acquiring Fund and may limit the Acquiring Fund's ability to pay sufficient dividends and distributions to satisfy the distribution requirements for avoiding income and excise taxes.

     If a Fund did not qualify as a regulated investment company for any taxable year (1) it would be subject to U.S. federal income tax at regular corporate rates on its taxable income (which would be computed without a deduction of distributions paid to stockholders), (2) its distributions to stockholders out of its current or accumulated earnings and profits would be taxable to stockholders as ordinary dividend income (even if derived from long-term capital gains) and (3) foreign taxes and taxes paid by the Fund on any undistributed long-term capital gains would not "pass through" to stockholders.

     If a stockholder has failed to furnish a correct taxpayer identification number, has failed to report fully dividend or interest income, or has failed to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," the stockholder may be subject to a 31% backup withholding tax with respect to (i) taxable dividends and distributions and (ii) other taxable proceeds received from a Fund. An individual's taxpayer identification number is his or her social security number. Certain stockholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

                         ------------------------------

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Stockholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes.

                              FINANCIAL STATEMENTS

     The Acquired Annual Report for the fiscal year ended April 30, 1997 and the Acquiring Fund's Annual Report for the fiscal year ended October 31, 1996 and Semi-Annual Report for the fiscal period ended April 30, 1997 (each a "Report"), which either accompany this Statement of Additional Information or have previously been provided to the person to whom the Prospectus is being sent, are incorporated by reference herein. The Funds will furnish a copy of the Reports without charge by calling Scudder at 800-349-4281 from within the United States and 01-617-295-3079 from outside of the United States.

PRO FORMA FINANCIAL INFORMATION

     The following tables set forth the unaudited pro forma condensed balance sheet and the unaudited pro forma condensed income statement of the Funds as of and for the period ending April 30, 1997 and as adjusted to give effect to the Reorganization pursuant to which the Acquiring Fund would acquire substantially all of the assets of the Acquired Fund in exchange for the issuance of shares of the Acquiring Fund and the assumption by the Acquiring Fund of substantially all of the Acquired Fund's liabilities.

                       PRO FORMA CONDENSED BALANCE SHEET
                        AS OF APRIL 30, 1997 (UNAUDITED)

                                                                                        ACQUIRING
                                              ACQUIRING     ACQUIRED      PRO FORMA        FUND
                                                FUND          FUND       ADJUSTMENTS       (AS
                                              (ACTUAL)      (ACTUAL)       (1)(2)       ADJUSTED)
                                             -----------   -----------   -----------   ------------
Investments, at value......................  $91,051,473   $56,633,319                 $147,684,792
Cash.......................................        1,282           483                        1,765
Other assets less liabilities..............    7,414,366    (2,145,165)   (6,540,939)    (1,271,739)
Net assets.................................  $98,467,121   $54,488,637   $(6,540,939)  $146,414,818
Shares Outstanding.........................    6,128,593     3,419,143      (367,512)     9,180,224
Net asset value per share:.................       $16.07        $15.94                       $15.95

---------------
(1) See note (1) to Pro Forma Capitalization table contained in the Fund's Joint Proxy Statement-Prospectus as to time of Reorganization. Assumes distributions of ordinary income and capital gains, accrual of estimated Reorganization related expenses of $225,000, elimination of Deferred Organization Costs (which will be paid to the Acquired Fund by Scudder) and $320,000 of estimated reduction of operating expense.

(2) See note (2) to Pro Forma Capitalization table contained in the Fund's Joint Proxy Statement-Prospectus. Based on the issuance of 3,051,631 additional Acquiring Fund Shares and the cancellation of 3,419,143 Acquired Fund Shares.

                      PRO FORMA CONDENSED INCOME STATEMENT
            FOR THE 12 MONTH PERIOD ENDED APRIL 30, 1997 (UNAUDITED)

                                                ACQUIRING     ACQUIRED      PRO FORMA      ACQUIRING
                                                  FUND          FUND       ADJUSTMENTS       FUND
                                                (ACTUAL)      (ACTUAL)         (2)       (AS ADJUSTED)
                                               -----------   -----------   -----------   -------------
Investment Income:
  Interest income............................  $11,497,398   $ 5,484,920            --    $ 16,982,318
  Dividend income............................      662,567            --            --         662,567
                                                ----------    ----------      --------      ----------
          Total Investment Income............   12,159,965     5,484,920            --      17,644,885
  Expenses
     Management fees.........................    1,124,828       650,255            --       1,775,083
     All other expenses......................    1,511,669       496,754      (320,000)      1,688,423
                                                ----------    ----------      --------      ----------
          Total expenses.....................    2,636,497     1,147,009      (320,000)      3,463,506
                                                ----------    ----------      --------      ----------
Net investment income........................    9,523,468     4,337,911       320,000      14,181,379
                                                ----------    ----------      --------      ----------
Realized Net Gain (Loss) on Investments:
  Net realized gain from investments.........   21,093,695    10,309,864            --      31,403,559
  Net unrealized appreciation (depreciation)
     of investments..........................      467,963    (1,200,389)           --        (732,426)
                                                ----------    ----------      --------      ----------
Net increase in net assets from operations...  $31,085,126   $13,447,386    $  320,000    $ 44,852,512
                                                ==========    ==========      ========      ==========

---------------
(1) The Acquiring Fund was organized in May 5, 1992, and commenced operations on July 31, 1992. The Acquired Fund was organized in January 21, 1994 and commenced operations on April 11, 1994.

(2) Represents estimated reduction in operating expenses, including director fees, stockholder services, audit, legal, custodian, stock exchange and report printing.

THE LATIN AMERICA DOLLAR INCOME FUND, INC. & SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.

COMBINING INVESTMENT PORTFOLIOS
AS OF APRIL 30, 1997

                                    WORLD              LATIN
                                   INCOME             AMERICA           COMBINED
                                  PRINCIPAL          PRINCIPAL          PRINCIPAL
                                  AMOUNT(a)          AMOUNT(a)          AMOUNT(a)
------------------------------------------------------------------------------------
REPURCHASE
 AGREEMENT -- 3.2%                   2,208,000          2,568,000          4,776,000
------------------------------------------------------------------------------------
U.S. GOVERNMENT
 AGENCY OBLIGATION -- 3.4%           3,000,000          2,000,000          5,000,000
------------------------------------------------------------------------------------
BONDS -- 89.8%
ARGENTINA -- 22.4%                     238,161            357,239            595,400
                                     2,575,112          7,319,594          9,894,706
                                     2,425,000          7,881,250         10,306,250
                                     3,250,000          7,750,000         11,000,000
                                       625,000          4,250,000          4,875,000
                                     1,250,000                             1,250,000
BRAZIL -- 26.0%                      2,827,500          2,175,000          5,002,500
                                     6,187,500          7,425,000         13,612,500
                                     1,000,000          4,250,000          5,250,000
                                     3,782,500          8,965,209         12,747,709
                                     3,500,000          5,250,000          8,750,000
BULGARIA -- 1.7+A99%                 2,000,000                             2,000,000

                                                                                    WORLD         LATIN
                                                                                    INCOME       AMERICA       COMBINED
                                                                                    MARKET        MARKET        MARKET
                                                                                   VALUE($)      VALUE($)      VALUE($)
------------------------------------------------------------------------------------
REPURCHASE
 AGREEMENT -- 3.2%            Repurchase Agreement with Donaldson, Lufkin &        2,208,000     2,568,000      4,776,000
                               Jenrette dated
                               4/30/97 at 5.375%. collaterlized by a $1,545000
                               U.S. Treasury Note, 11.25% 2/15/97
                                                                                                               ----------

                                                                                   2,208,000     2,568,000      4,776,000
                              Total Repurchase Agreement
                                                                                                               ----------

------------------------------------------------------------------------------------
U.S. GOVERNMENT
 AGENCY OBLIGATION -- 3.4%    Student Loan Marketing Association Discount Note,    3,000,000     2,000,000      5,000,000
                               5/1/97
                                                                                  -------------------------
                                                                                   3,000,000     2,000,000      5,000,000
                              Total U.S. Government Agency Obligation
                                                                                                               ----------

------------------------------------------------------------------------------------
BONDS -- 89.8%
ARGENTINA -- 22.4%            Argentine Republic 10 year Floating Rate Note,         232,419       348,627        581,046
                               5.627%, 4/1/00
                              Argentine Republic Bonos de Consolidacion de         2,494,424     7,090,244      9,584,668
                               Deudas Previsionales 2, Variable Rate Interest
                               Bond, 5.5%, 4/1/01
                              Argentine Republic Floating Rate Bond, Series L,     2,224,938     7,231,047      9,455,985
                               LIBOR plus .8125%, 6.75%, 3/31/05
                              Argentine Republic Discount Floating Rate Note,      2,685,313     6,403,438      9,088,751
                               Series L, 6.375%, 3/31/23
                              Argentine Republic Collateralized Par Bond,            407,813     2,773,125      3,180,938
                               Series L, Step-up Coupon, 5.5%, 3/31/23
                              Letras del Tesoro Discount Note, 8/15/97             1,228,000                    1,228,000
                                                                                                               ----------

                                                                                   9,272,907    23,845,481     33,119,388
                                                                                                               ----------

BRAZIL -- 26.0%               Federative Republic of Brazil IDU Floating Rate      2,773,778     2,133,675      4,907,453
                               Bond, LIBOR plus .8125%, 6.5%, 1/1/01
                              Federative Republic of Brazil Eligible Interest      5,576,484     6,691,781     12,268,265
                               Bond, LIBOR plus .8125%, 6.875%, 4/15/06
                              Federative Republic of Brazil New Money Floating       848,750     3,607,188      4,455,938
                               Rate Bond, LIBOR plus .875%, 6.5625%, 4/15/09
                              Federative Republic of Brazil C Bond, 4.5%, with     2,865,244     6,791,146      9,656,390
                               3.5% Interest Capitalization, 4/15/14
                              Federative Republic of Brazil Collateralized         2,813,125     4,219,688      7,032,813
                               Floating Rate Discount Bond, LIBOR plus .8125%,
                               6/875%, 4/15/24
                                                                                                               ----------

                                                                                  14,877,381    23,443,478     38,320,859
                                                                                                               ----------

BULGARIA -- 1.7+A99%          Republic of Bulgaria Past Due Interest Bond,         1,255,000                    1,255,000
                               LIBOR plus .8125%, 6.5625%, 7/28/11

THE LATIN AMERICA DOLLAR INCOME FUND, INC. & SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.

COMBINING INVESTMENT PORTFOLIOS
AS OF APRIL 30, 1997 -- (CONTINUED)

                                    WORLD              LATIN
                                   INCOME             AMERICA           COMBINED
                                  PRINCIPAL          PRINCIPAL          PRINCIPAL
                                  AMOUNT(a)          AMOUNT(a)          AMOUNT(a)
------------------------------------------------------------------------------------
                                     1,500,000                             1,500,000
                                       750,000                               750,000
CHILE -- 3.2%                  CLP 142,555,000    CLP 305,475,000    CLP 448,030,000
                               CLP 311,175,000    CLP 622,350,000    CLP 933,525,000
                               CLP 207,400,000    CLP 414,800,000    CLP 622,200,000
COSTA RICA -- 3.2%                                      2,000,000          2,000,000
                                                        3,800,000          3,800,000
EGYPT -- 0.2%                      EGP 847,500                           EGP 847,500
GREECE -- 1.5%                 GRD 303,300,000                       GRD 303,300,000
                               GRD 304,638,750                       GRD 304,638,750
JAMAICA -- 2.7%                                         4,500,000          4,500,000
MEXICO -- 11.0%                                         1,000,000          1,000,000
                                     1,750,000          1,000,000          2,750,000
                                       250,000                               250,000
                                       500,000          5,750,000          6,250,000
                                       250,000                               250,000
                                     2,500,000          3,250,000          5,750,000

                                                                                    WORLD         LATIN
                                                                                    INCOME       AMERICA       COMBINED
                                                                                    MARKET        MARKET        MARKET
                                                                                   VALUE($)      VALUE($)      VALUE($)
------------------------------------------------------------------------------------
                              Republic of Bulgaria Floating Rate Interest            714,375                      714,375
                               Reduction Step up Coupon Collateralized Bond
                               "A", 2.25%, 7/28/12
                              Republic of Bulgaria Collateralized Discount Bond      482,813                      482,813
                               Tranche A, LIBOR plus .8125%, 6.5625%, 7/28/24
                                                                                                               ----------

                                                                                   2,452,188                    2,452,188
                                                                                                               ----------

CHILE -- 3.2%                 Citibank Time Deposit linked to Chilean Peso,          340,690       730,050      1,070,740
                               13%, 5/28/97
                              Citibank Time Deposit linked to Chilean Peso,          740,775     1,481,550      2,222,325
                               10.7%, 4/1/98
                              Citibank Time Deposit linked to Chilean Peso,          493,750       987,500      1,481,250
                               10.7%, 4/2/98
                                                                                                               ----------

                                                                                   1,575,215     3,199,100      4,774,315
                                                                                                               ----------

COSTA RICA -- 3.2%            Banco Central de Costa Rica Principal Bond Series                  1,660,000      1,660,000
                               A 6.25%, 5/21/10
                              Banco Central de Costa Rica Principal Bond Series                  3,002,000      3,002,000
                               B 6.25%, 5/21/15
                                                                                                               ----------

                                                                                                 4,662,000      4,662,000
                                                                                                               ----------

EGYPT -- 0.2%                 Citibank Time Deposit linked to Egyptian Pound,        249,875                      249,875
                               7/7/97
                                                                                                               ----------

                                                                                     249,875                      249,875
                                                                                                               ----------

GREECE -- 1.5%                Bankers Trust Co. Time Deposit linked to Greek       1,103,792                    1,103,792
                               Drachma, 9.31%, 5/14/97
                              Deutsche Bank Time Deposit linked to Greek           1,108,664                    1,108,664
                               Drachma, 9.45%, 5/14/97
                                                                                                               ----------

                                                                                   2,212,456                    2,212,456
                                                                                                               ----------

JAMAICA -- 2.7%               Government of Jamaica Refinancing Agreement,                       4,050,000      4,050,000
                               Tranche B Floating Rate Bond, LIBOR plus .8125%,
                               6.3125%, 11/15/04
                                                                                                               ----------

                                                                                                 4,050,000      4,050,000
                                                                                                               ----------

MEXICO -- 11.0%               Nacional Financiera S.N.C., 9.375%, 7/15/02                          980,000        980,000
                              United Mexican States Floating Rate Discount         1,548,750       885,000      2,433,750
                               Note, (Detachable Oil Priced Indexed Value
                               Recovery Series B, 6.375%, 12/31/19
                              United Mexican States Floating Rate Discount           221,250                      221,250
                               Note, (Detachable Oil Priced Indexed Value
                               Recovery Series C, 6.375%, 12/31/19
                              United Mexican States Collateralized Floating          442,500     5,088,750      5,531,250
                               Rate (Detachable Oil Priced Indexed Value
                               Recovery Discount Bond, Series A, LIBOR plus
                               .8125%, 6.867%, 12/31/19
                              United Mexican States Collateralized Floating          221,250                      221,250
                               Rate Discount Bond, Seris D, LIBOR plus .8125%,
                               6.352%, 12/31/19
                              United Mexican States Collateralized Par Bond,       1,812,500     2,356,250      4,168,750
                               (Detachable Oil Priced Indexed Value Recovery
                               Rights), Series B, 6.25%, 12/31/19

THE LATIN AMERICA DOLLAR INCOME FUND, INC. & SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.

COMBINING INVESTMENT PORTFOLIOS
AS OF APRIL 30, 1997 -- (CONTINUED)

                                    WORLD              LATIN
                                   INCOME             AMERICA           COMBINED
                                  PRINCIPAL          PRINCIPAL          PRINCIPAL
                                  AMOUNT(a)          AMOUNT(a)          AMOUNT(a)
------------------------------------------------------------------------------------
                                       750,000          3,000,000          3,750,000
MOROCCO -- 1.6%                      2,400,000                             2,400,000
                                   DEM 500,000                           DEM 500,000
POLAND -- 0.8%                       3,846,250                             3,846,250
RUSSIA -- 2.3%                       5,750,000                             5,750,000
SOUTH AFRICA -- 1.9%                12,248,500                            12,248,500
VENEZUELA -- 11.3%                   1,500,000                             1,500,000
                                                        1,428,571          1,428,571
                                     1,428,571          3,809,524          5,238,095
                                     2,250,000          8,750,000         11,000,000
------------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.1%
MALAYSIA                               125,000                               125,000

                                                                        COMBINED
                                   SHARES             SHARES             SHARES
                               -----------------------------------------------------
ARGENTINA -- 2.3%                                         274,190            274,190
------------------------------------------------------------------------------------

                                                                                    WORLD         LATIN
                                                                                    INCOME       AMERICA       COMBINED
                                                                                    MARKET        MARKET        MARKET
                                                                                   VALUE($)      VALUE($)      VALUE($)
------------------------------------------------------------------------------------
                              United Mexican States Collateralized Par Bond,         543,750     2,175,000      2,718,750
                               Series A, 6.25%, 12/31/19
                                                                                                               ----------

                                                                                   4,790,000    11,485,000     16,275,000
                                                                                                               ----------

MOROCCO -- 1.6%               Kingdom of Morocco, Restructuring and                2,109,000                    2,109,000
                               Consolidation Agreement, Tranche A, 6.375%,
                               1/1/09
                              Kingdom of Morocco, 11.5%, 1/29/09                     303,882                      303,882
                                                                                                               ----------

                                                                                   2,412,882                    2,412,882
                                                                                                               ----------

POLAND -- 0.8%                ING Groep NV Time Deposit linked to Polish Zloty,    1,213,279                    1,213,279
                               21.25%, 9/22/97
                                                                                                               ----------

                                                                                   1,213,279                    1,213,279
                                                                                                               ----------

RUSSIA -- 2.3%                Russian Federation (When issued), 12/15/20           3,356,563                    3,356,563
                                                                                                               ----------

                                                                                   3,356,563                    3,356,563
                                                                                                               ----------

SOUTH AFRICA -- 1.9%          J.P. Morgan & Co. Time Deposit linked to South       2,753,710                    2,753,710
                               African Rand, 16.25%, 6/11/97
                                                                                                               ----------

                                                                                   2,753,710                    2,753,710
                                                                                                               ----------

VENEZUELA -- 11.3%            Republic of Venezuela Collateralized Par Bond,       1,089,375                    1,089,375
                               Series A, 6.75%, 3/31/20
                              Republic of Venezuela Front Loaded Interest                        1,271,429      1,271,429
                               Reduction Bond, Series A, 6.75%, 3/31/07
                              Republic of Venezuela Front Loaded Interest          1,271,429     3,390,476      4,661,905
                               Reduction Bond, Series B, 6.75%, 3/31/07
                              Republic of Venezuela Floating Rate Debt             1,988,438     7,732,810      9,721,248
                               Conversion Bond, Series DL, LIBOR plus .875%,
                               6.5%, 12/18/07
                                                                                                               ----------

                                                                                   4,349,242    12,394,715     16,743,957
                                                                                                               ----------

                                                                                  49,515,698    83,080,774    132,596,472
                              Total Bonds
                                                                                                               ----------

------------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.1%
MALAYSIA                      Telekom Malaysia Bhd., 4%, 10/3/04                     111,875                      111,875
                                                                                                               ----------

                                                                                     111,875                      111,875
                              Total Convertible Bond
                                                                                                               ----------

                               -----------------------------------------------------
ARGENTINA -- 2.3%             Nortel Inversora "A" (ADR)                                         3,402,699      3,402,699
                                                                                                               ----------

                                                                                                 3,402,699      3,402,699
                              Total Preferred Stock
                                                                                                               ----------

------------------------------------------------------------------------------------

THE LATIN AMERICA DOLLAR INCOME FUND, INC. & SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.

COMBINING INVESTMENT PORTFOLIOS
AS OF APRIL 30, 1997 -- (CONTINUED)

                                                                        COMBINED
                                   SHARES             SHARES             SHARES
------------------------------------------------------------------------------------
COMMON STOCK -- 1.2%
VENEZUELA                              417,283                               417,283
------------------------------------------------------------------------------------

                                                                                    WORLD         LATIN
                                                                                   VALUE($)      VALUE($)      VALUE($)
------------------------------------------------------------------------------------
COMMON STOCK -- 1.2%
VENEZUELA                     Alambres y Cables Venezolanos "C"                    1,797,750                    1,797,750
                                                                                                               ----------

                                                                                   1,797,750                    1,797,750
                              Total Common Stock
                                                                                                               ----------

------------------------------------------------------------------------------------
                                                                                  56,633,323    91,051,473    147,684,796
                              TOTAL PORTFOLIO -- 100.0%
                                                                                                               ----------


(a) Principal amount is stated in U.S. dollars unless otherwise specified.

CURRENCY ABBREVIATIONS

CLP
DEM
EGP
GRD
PLZ
ZYR

CLP    Chilean Peso


DEM    German Deutsche Marks

EGP    Egyptian Pound

GRD    Greek Drachma

PLZ    Polish Zloty

ZYR    South African Rand


              [SCUDDER LOGO]            PLEASE VOTE YOUR PROXY TODAY!

                                           YOUR VOTE IS IMPORTANT!

                              PLEASE SIGN, DATE AND RETURN ALL PROXIES RECEIVED
                                     IN THE ENCLOSED POSTAGE PAID ENVELOPE.


      ||   Please fold and detach card at perforation before mailing.   ||

                                               THIS PROXY IS SOLICITED ON BEHALF
THE LATIN AMERICA DOLLAR INCOME FUND, INC.         OF THE BOARD OF DIRECTORS

PROXY         Annual Meeting of Stockholders - October 28, 1997           PROXY


     The undersigned hereby appoints Lynn S. Birdsong and Edmond D. Villani and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The Latin America Dollar Income Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 28, 1997, at 12:45 p.m., Eastern time, and at any adjournments thereof.


                                                 Dated ------------------, 1997




               Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                ______________________________________________________________
               |                                                              |
               |                                                              |
               |                                                              |
               |______________________________________________________________|
               Signature(s) of Stockholder(s)                             LADIF


                                ||  Please fold and detach card at perforation before mailing  ||

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

                                   Please vote by filling in the boxes below.

                                                                                   FOR       AGAINST      ABSTAIN

1. (a) The approval of the issuance of shares of common stock, par value $.01     [   ]       [   ]        [   ]       1.
   per share, in connection with the Agreement and Plan of Reorganization between Scudder World Income Opportunities Fund, Inc. ("SWIOF") and The
   Latin America Dollar Income Fund, Inc. ("LADIF") whereby LADIF would acquire substantially all of the assets, and assume substantially all of liabilities, of SWIOF in exchange for the newly issued shares of LADIF's common stock (the "Reorganization"), (b) in connection with the
   Reorganization, the approval of a modification of LADIF's fundamental policy concerning industry concentration and (c) in connection with the
   Reorganization, the approval of the change of LADIF's name to "Scudder
   Global Income Fund, Inc."

2. The approval of the new investment management agreement between LADIF and      [   ]       [   ]        [   ]       2.
   Scudder Kemper Investments, Inc.

                                                                                    |_          |_           |_
3. The election of Directors:

   Nominees:   Lynn S. Birdsong and Robert J. Callander
                                                                                   FOR      WITHHOLD      FOR ALL
                                                                                                           EXCEPT

   To withhold authority to vote "FOR" a particular nominee, mark the             [   ]       [   ]        [   ]       3.
   "FOR ALL EXCEPT" box and write that nominee's name on the space provided below. Your shares shall be voted for the other nominee.
   ________________________________________________________________________        FOR       AGAINST      ABSTAIN

4. Ratification of the selection of Price Waterhouse LLP as the Fund's            [   ]       [   ]        [   ]       4.
   independent accountants.

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                                                                                                     LADIF

              [SCUDDER LOGO]            PLEASE VOTE YOUR PROXY TODAY!

                                           YOUR VOTE IS IMPORTANT!

                              PLEASE SIGN, DATE AND RETURN ALL PROXIES RECEIVED
                                     IN THE ENCLOSED POSTAGE PAID ENVELOPE.


      ||   Please fold and detach card at perforation before mailing.   ||

                                               THIS PROXY IS SOLICITED ON BEHALF
SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.      OF THE BOARD OF DIRECTORS

PROXY         Annual Meeting of Stockholders - October 28, 1997           PROXY


     The undersigned hereby appoints Lynn S. Birdsong and Edmond D. Villani and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of Scudder World Income Opportunities, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 28, 1997, at 12:45 p.m., Eastern time, and at any adjournments thereof.


                                                 Dated ------------------, 1997




               Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                ______________________________________________________________
               |                                                              |
               |                                                              |
               |                                                              |
               |______________________________________________________________|
               Signature(s) of Stockholder(s)                             SWIOF


                                ||  Please fold and detach card at perforation before mailing  ||

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR each numbered item listed below.

The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

                                   Please vote by filling in the boxes below.

                                                                                   FOR       AGAINST      ABSTAIN

1. The approval of the Agreement and Plan of reorganization between Scudder       [   ]       [   ]        [   ]       1.
   World Income Opportunities Fund, Inc. ("SWIOF") and The Latin American
   Dollar Income Fund, Inc. ("LADIF") whereby LADIF would acquire substantially all of the assets, and assume substantially all of the liabilities, of SWIOF in exchange for the newly issued shares of LADIF's common stock.


2. The approval of the new investment management agreement between SWIOF and      [   ]       [   ]        [   ]       2.
   Scudder Kemper Investments, Inc.

                                                                                    |_          |_           |_
3. The election of Directors:

   Nominees:   Lynn S. Birdsong and Robert J. Callander
                                                                                   FOR      WITHHOLD      FOR ALL
                                                                                                           EXCEPT

   To withhold authority to vote "FOR" a particular nominee, mark the             [   ]       [   ]        [   ]       3.
   "FOR ALL EXCEPT" box and write that nominee's name on the space provided below. Your shares shall be voted for the other nominee.
   ________________________________________________________________________        FOR       AGAINST      ABSTAIN

4. Ratification of the selection of Coopers & Lybrand LLP as the Fund's           [   ]       [   ]        [   ]       4.
   independent accountants.

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                                                                                                     SWIOF